AMSOUTH FUNDS [Logo]

                           AMSOUTH EQUITY INCOME FUND
                    AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND
                 AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND
                                3435 Stelzer Road
                               Columbus, OH 43219


August 26, 2002

To the Shareholders:

         Enclosed you will find several documents being provided to you in connection with a special meeting of the shareholders of the AmSouth Equity Income Fund ("Equity Income Fund"), the AmSouth Limited Term U.S. Government Fund ("Limited Term U.S. Government Fund"), and the AmSouth Limited Term Tennessee Tax-Exempt Fund ("Limited Term Tennessee Tax-Exempt Fund") to be held on October 15, 2002, at 10:00 a.m., Eastern time, at the offices of BISYS Fund Services, L.P., 3435 Stelzer Road, Columbus, OH 43219. We hope this material will receive your immediate attention and that, if you cannot attend the meeting in person, you will vote your proxy promptly.

         The Trustees of AmSouth Funds are recommending that:

         o Equity Income Fund shareholders approve a reorganization in which the Equity Income Fund will transfer all of its assets to the AmSouth Value Fund ("Value Fund") in return for Class A, Class B, and Trust shares of the Value Fund;

         o Limited Term U.S. Government Fund shareholders approve a reorganization in which the Limited Term U.S. Government Fund will transfer all of its assets to the AmSouth Government Income Fund ("Government Income Fund") in return for Class A, Class B, and Trust shares of the Government Income Fund; and

         o Limited Term Tennessee Tax-Exempt Fund shareholders approve a reorganization in which the Limited Term Tennessee Tax-Exempt Fund will transfer all of its assets to the AmSouth Tennessee Tax-Exempt Fund ("Tennessee Tax-Exempt Fund") in return for Class A and Class B shares of the Tennessee Tax-Exempt Fund.

The Value Fund, the Government Income Fund, and the Tennessee Tax-Exempt Fund (each, an "Acquiring Fund") will assume all of the liabilities of the Equity
Income Fund, the Limited Term U.S. Government Fund, and the Limited Term Tennessee Tax-Exempt Fund (each, an "Acquired Fund"), respectively (each of the Acquired Funds and the Acquiring Funds, a "Fund"). Shares of each Acquiring Fund will be distributed to the corresponding Acquired Fund shareholders tax-free in liquidation of the Acquired Fund. As a result of these transactions, your shares of an Acquired Fund will, in effect, be exchanged at net asset value and on a tax-free basis for shares of an Acquiring Fund. Acquired Fund shareholders holding Class A, Class B, or Trust shares will receive Class A, Class B, or Trust shares, respectively, of the corresponding Acquiring Fund.

         AmSouth Investment Management Company, LLC ("Advisor") has advised AmSouth Funds' Trustees that it believes that the reorganizations offer shareholders of the Acquired Funds the opportunity to pursue comparable investment objectives and strategies with lower expenses. The costs of each reorganization will be borne equally by the Funds and the Advisor.

         THE TRUSTEES BELIEVE THAT THE PROPOSED REORGANIZATIONS ARE IN THE BEST INTERESTS OF THE ACQUIRED FUNDS AND THEIR SHAREHOLDERS AND RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL THAT APPLIES TO YOUR FUND.

         The Notice of Special Meeting of Shareholders, the accompanying Combined Prospectus/Proxy Statement, and the form of proxy are enclosed. Please read them carefully. If you are unable to attend the meeting in person, we urge you to sign, date, and return the proxy card (or vote by telephone or the Internet) so that your Shares may be voted in accordance with your instructions.

         WE URGE YOU TO GIVE THE ENCLOSED MATERIAL YOUR PROMPT ATTENTION SO AS TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS AND TELEPHONE SOLICITATIONS.

         Your vote is important to us. Thank you for taking the time to consider this important proposal.



                                    Sincerely yours,

                                    /s/ John F. Calvano

                                    John F. Calvano
                                    President
                                    AmSouth Funds

                              AMSOUTH FUNDS [Logo]

                           AMSOUTH EQUITY INCOME FUND
                    AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND
                 AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 15, 2002

To the Shareholders:

         NOTICE  IS  HEREBY  GIVEN  that  a  Special   Meeting  of  Shareholders
("Meeting") of the AmSouth Equity Income Fund ("Equity Income Fund"), the AmSouth Limited Term U.S. Government Fund ("Limited Term U.S. Government Fund"), and the AmSouth Limited Term Tennessee Tax-Exempt Fund ("Limited Term Tennessee Tax-Exempt Fund"), each a separate series of AmSouth Funds, will be held at BISYS Fund Services, L.P., 3435 Stelzer Road, Columbus, OH, on October 15, 2002, at 10:00 a.m., Eastern time, for the following purposes:

1. FOR EQUITY INCOME FUND SHAREHOLDERS ONLY. To approve a Plan of Reorganization and Termination adopted by AmSouth Funds, which provides for the transfer of the Equity Income Fund's assets to the AmSouth Value Fund ("Value Fund") in exchange solely for Class A, Class B, and Trust shares of the Value Fund and the Value Fund's assumption of the Equity Income Fund's liabilities, followed by the Equity Income Fund's dissolution and liquidation and the distribution of those Value Fund shares to Equity Income Fund shareholders.

2. FOR LIMITED TERM U.S. GOVERNMENT FUND SHAREHOLDERS ONLY. To approve a Plan of Reorganization and Termination adopted by AmSouth Funds, which provides for the transfer of the Limited Term U.S. Government Fund's assets to the AmSouth Government Income Fund ("Government Income Fund") in exchange solely for Class A, Class B, and Trust shares of the Government Income Fund and the Government Income Fund's assumption of the Limited Term U.S. Government Fund's liabilities, followed by the Limited Term U.S. Government Fund's dissolution and liquidation and the distribution of those Government Income Fund shares to Limited Term U.S. Government Fund shareholders.

3. FOR LIMITED TERM TENNESSEE TAX-EXEMPT FUND SHAREHOLDERS ONLY. To approve a Plan of Reorganization and Termination adopted by AmSouth Funds, which provides for the transfer of the Limited Term Tennessee Tax-Exempt Fund's assets to the AmSouth Tennessee Tax-Exempt Fund ("Tennessee Tax-Exempt Fund") in exchange solely for Class A and Class B shares of the Tennessee Tax-Exempt Fund and the Tennessee Tax-Exempt Fund's assumption of the Limited Term Tennessee Tax-Exempt Fund's liabilities, followed by the Limited Term Tennessee Tax-Exempt Fund's dissolution and liquidation and the distribution of those Tennessee Tax-Exempt Fund shares to Limited Term Tennessee Tax-Exempt Fund shareholders.

4. To transact other business that may properly come before the Meeting or any adjournment or adjournments thereof.

         The proposed reorganizations are described in the attached Combined Prospectus/Proxy Statement. A copy of a form of the Plan of Reorganization and Termination is appended as Appendix A thereto.

         Pursuant to instructions of the Board of Trustees of AmSouth Funds, the close of business on July 31, 2002 has been designated as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

         SHAREHOLDERS ARE REQUESTED TO PROMPTLY VOTE BY TELEPHONE OR THE INTERNET OR TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY AMSOUTH FUNDS' BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO AMSOUTH FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.


                                By Order of the Board of Trustees,

                                /s/ Rodney L. Ruehle

                                Rodney L. Ruehle
                                Secretary
                                AmSouth Funds


Columbus, OH
August 26, 2002

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN
         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE PROMPTLY VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). IF YOU SIGN, DATE AND RETURN THE PROXY CARD(S) BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL NOTICED ABOVE. IN ORDER TO AVOID ADDITIONAL EXPENSE FOR FURTHER SOLICITATION, MANAGEMENT REQUESTS YOUR COOPERATION IN VOTING PROMPTLY. AS AN ALTERNATIVE TO MAILING YOUR PAPER PROXY CARD(S) TO US TO VOTE, YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET. TO VOTE IN THIS MANNER, PLEASE REFER TO THE ENCLOSED PROXY CARD(S) FOR THE TOLL-FREE NUMBER AND THE INTERNET ADDRESS. UNLESS PROXIES ARE SIGNED BY THE APPROPRIATE PERSON, THEY WILL NOT BE VOTED.

         IF WE DO NOT RECEIVE YOUR VOTE PROMPTLY, WE MAY CONTACT YOU.

--------------------------------------------------------------------------------

                              AMSOUTH FUNDS [Logo]

                           AMSOUTH EQUITY INCOME FUND
                    AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND
                 AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND
                                3435 Stelzer Road
                               Columbus, OH 43219
                             Tel. No. 1-800-451-8382


                       COMBINED PROSPECTUS/PROXY STATEMENT
                                 AUGUST 26, 2002

         This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the holders of units of beneficial interest ("Shares") in the AmSouth Equity Income Fund ("Equity Income Fund"), the AmSouth Limited Term U.S. Government Fund ("Limited Term U.S. Government Fund"), and the AmSouth Limited Term Tennessee Tax-Exempt Fund ("Limited Term Tennessee Tax-Exempt Fund") (each, an "Acquired Fund") for use at a Special Meeting of Shareholders ("Meeting").

         As more fully described in this Combined Prospectus/Proxy Statement, the purpose of the Meeting is to vote on the proposed reorganizations (each, a "Reorganization") in which:

         o the AmSouth Value Fund ("Value Fund") would acquire all the assets and assume all the liabilities of the Equity Income Fund;

         o the AmSouth Government Income Fund ("Government Income Fund") would acquire all the assets and assume all the liabilities of the Limited Term U.S. Government Fund; and

         o     the AmSouth  Tennessee  Tax-Exempt  Fund  ("Tennessee  Tax-Exempt
               Fund")   would   acquire  all  the  assets  and  assume  all  the
               liabilities of the Limited Term Tennessee Tax-Exempt Fund.

Hereinafter, each of the Value Fund, the Government Income Fund, and the Tennessee Tax-Exempt Fund is referred to as an "Acquiring Fund." Each Acquired Fund and Acquiring Fund may be referred to as a "Fund."

         In connection with the Reorganizations, the assets and liabilities of each Acquired Fund will be acquired and assumed, respectively, by the corresponding Acquiring Fund, in exchange for Shares of the Acquiring Fund. Thereafter, the Acquired Funds will be dissolved and liquidated and Shares of the Acquiring Funds be distributed to the Acquired Funds' shareholders. As a result of the Reorganizations, each Acquired Fund shareholder will receive, on a tax-free basis, a number of full and fractional Shares of the corresponding Acquiring Fund equal in value, on the date of the Reorganization, to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund that are attributable to the shareholder's Acquired Fund Shares. Acquired Fund shareholders holding Class A, Class B, or Trust Shares will receive Class A, Class B, or Trust Shares, respectively, of the corresponding Acquiring Fund.

         Each Fund is a portfolio ("series") of AmSouth Funds, which is an open-end management investment company consisting of separate series of Shares.

         This Combined Prospectus/Proxy Statement explains concisely what you should know before investing in the Acquiring Funds. Please read it carefully and keep it for future reference. A Statement of Additional Information ("SAI") dated August 26, 2002, relating to the Reorganizations, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Combined Prospectus/Proxy Statement by this reference.

         AmSouth Funds' current Prospectus for Class A Shares and Class B Shares and current Prospectus for Trust Shares (collectively, "AmSouth Funds
Prospectus"), each dated December 1, 2001, as supplemented on March 1, 2002, March 26, 2002, and June 21, 2002 accompany and are incorporated by this reference into (and are legally a part of) this Combined Prospectus/Proxy Statement. The AmSouth Funds' current SAI dated December 1, 2001, as supplemented on February 8, 2002 and June 21, 2002 ("AmSouth Funds SAI"), is on file with the SEC and is also incorporated by this reference into this Combined Prospectus/Proxy Statement. The AmSouth Funds' Annual Report to Shareholders for the fiscal year ended July 31, 2001 ("AmSouth Funds Annual Report"), and the AmSouth Funds' Semi-Annual Report to Shareholders for the six months ended January 31, 2002 ("AmSouth Funds Semi-Annual Report"), also are on file with the SEC and are incorporated by this reference into this Combined Prospectus/Proxy Statement. These documents may be obtained without charge, and further inquiries may be made, by writing AmSouth Funds, 3435 Stelzer Road, Columbus, Ohio 43219 or by calling 1-800-451-8382. In addition, the SEC maintains a Website (HTTP://WWW.SEC.GOV) that contains the AmSouth Funds Prospectus and SAI and other material incorporated by reference, together with other information regarding the Funds.

         AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OR DETERMINED WHETHER THIS COMBINED PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

         LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF AMSOUTH
BANK, ITS AFFILIATES, OR ANY BANK. IT IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFERING MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMSOUTH

FUNDS. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY AMSOUTH FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                            Page


THE REORGANIZATIONS..........................................................1

SUMMARY......................................................................1
         About the Proposed Reorganizations..................................1
         Comparative Fee Tables..............................................2

COMPARISON OF THE FUNDS.....................................................10

COMPARISON OF PRINCIPAL RISK FACTORS........................................18

MANAGEMENT AND OPERATION OF THE FUNDS.......................................20
         Investment Advisor.................................................20
         Investment Sub-Advisors............................................21
         Form of Organization...............................................21
         Operating Procedures...............................................22
         Share Classes and Sales Charges....................................22
         Purchase Procedures................................................23
         Exchange Privilege.................................................23
         Redemption Procedures..............................................24
         Net Asset Value....................................................24
         Distributions......................................................24
         Federal Tax Considerations.........................................25
         Financial Highlights and Fund Performance..........................25

INFORMATION ABOUT THE REORGANIZATIONS.......................................35
         Plan of Reorganization.............................................35
         Reasons for the Reorganizations....................................35
         Federal Income Tax Considerations .................................38
         Description of the Securities to Be Issued.........................39

CAPITALIZATION..............................................................40

LEGAL MATTERS...............................................................41

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION...............41

EXPERTS.....................................................................42

SPECIAL MEETING OF SHAREHOLDERS.............................................42
         Voting Information.................................................42
         Required Vote......................................................48

APPENDIX A - Form of Plan of Reorganization and Termination................A-1

APPENDIX B - Management Discussion of Funds' Performance...................B-1
                     B-1 - Annual Report for period ended July 31, 2001
                     B-2 - Semi-Annual Report for period ended January 31, 2002

                               THE REORGANIZATIONS

PROPOSAL 1. FOR EQUITY INCOME FUND SHAREHOLDERS ONLY. To approve a Plan of Reorganization and Termination adopted by AmSouth Funds ("Plan"), which provides for the transfer of the Equity Income Fund's assets to the Value Fund in exchange solely for Class A, Class B, and Trust shares of the Value Fund and the Value Fund's assumption of the Equity Income Fund's liabilities, followed by the Equity Income Fund's dissolution and liquidation and the distribution of those Value Fund shares to Equity Income Fund shareholders.

PROPOSAL 2. FOR LIMITED TERM U.S. GOVERNMENT FUND SHAREHOLDERS ONLY. To approve the Plan, which provides for the transfer of the Limited Term U.S. Government Fund's assets to the Government Income Fund in exchange solely for Class A, Class B, and Trust shares of the Government Income Fund and the Government Income Fund's assumption of the Limited Term U.S. Government Fund's liabilities, followed by the Limited Term U.S. Government Fund's dissolution and liquidation and the distribution of those Government Income Fund shares to Limited Term U.S. Government Fund shareholders.

PROPOSAL 3. FOR LIMITED TERM TENNESSEE TAX-EXEMPT FUND SHAREHOLDERS ONLY. To approve the Plan, which provides for the transfer of the Limited Term Tennessee Tax-Exempt Fund's assets to the Tennessee Tax-Exempt Fund in exchange solely for Class A and Class B shares of the Tennessee Tax-Exempt Fund and the Tennessee Tax-Exempt Fund's assumption of the Limited Term Tennessee Tax-Exempt Fund's liabilities, followed by the Limited Term Tennessee Tax-Exempt Fund's dissolution and liquidation and the distribution of those Tennessee Tax-Exempt Fund shares to Limited Term Tennessee Tax-Exempt Fund shareholders.

                                     SUMMARY

         The following is a summary of certain information relating to the proposed Reorganizations. As discussed more fully below, the AmSouth Funds' Board of Trustees ("Trustees") believes that the Reorganizations will benefit the shareholders of the Acquired Funds.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Combined Prospectus/Proxy Statement, the SAI dated August 26, 2002, the AmSouth Funds Prospectus and the AmSouth Funds SAI, the AmSouth Funds Annual Report, and the AmSouth Funds Semi-Annual Report, and the Plan, the form of which is attached to this Combined Prospectus/Proxy Statement as Appendix A.

ABOUT THE PROPOSED REORGANIZATIONS

         At a meeting held on June 18, 2002, the Trustees considered and unanimously approved the Plan, pursuant to which the Equity Income Fund would be merged with and into the Value Fund on or about November 8, 2002, the Limited Term U.S. Government Fund would be merged with and into the Government Income Fund on or about November 1, 2002, and the Limited Term Tennessee Tax-Exempt

Fund would be merged with and into the Tennessee Tax-Exempt Fund on or about November 1, 2002 (each, a "Closing Date"). On the Closing Date for a Reorganization, the participating Acquired Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange solely for Shares of the Acquiring Fund having an aggregate net asset value ("NAV") equal to the aggregate value of the net assets acquired from the Acquired Fund. The value of the assets of each Acquired Fund, the amount of its liabilities, and the NAV per Share of each Acquiring Fund will be determined as of the close of trading on the New York Stock Exchange on the applicable Closing Date. Following the Reorganizations, each Acquired Fund will be liquidated and the Acquiring Funds' Shares received by the Acquired Funds will be distributed to their shareholders.

         As a result of the Reorganizations, each Acquired Fund shareholder will receive, on a tax-free basis, a number of full and fractional Shares of the corresponding Acquiring Fund equal in value, on the Closing Date, to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund attributable to the shareholder's Acquired Fund Shares. Each Acquired Fund shareholder will receive Shares of the Acquiring Fund class (Class A, Class B, or Trust) that corresponds to the class of Acquired Fund Shares that he, she, or it holds.

         For the reasons set forth below under "Reasons for the Reorganizations," the Trustees, including the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended ("1940 Act"), of AmSouth Funds ("Independent Trustees"), unanimously concluded that the proposed Reorganizations are in the best interests of the Funds and their existing shareholders. In reaching this conclusion, the Trustees determined that the economic interests of shareholders of the Funds will not be diluted as a result of the proposed Reorganizations. The Trustees also considered, among other things, the comparability of the investment objectives and investment strategies of the Acquiring Funds and the corresponding Acquired Funds; the expense ratios of the Acquiring Funds compared to those of the Acquired Funds; the performance of the Acquiring Funds as compared to that of the Acquired Funds; the potential economies of scale that could be realized as a result of the increase in the asset size of each Acquiring Fund; the fact that the Reorganizations will be free of federal income tax; the recommendation of
AmSouth Investment Management Company, LLC ("Advisor") in favor of the Reorganizations; the fact that the costs of the Reorganizations would be borne equally by the Funds and the Advisor; and alternatives to the Reorganizations.

COMPARATIVE FEE TABLES

         Like all mutual funds, the Funds incur certain expenses in their operations and, as a shareholder, you pay these expenses indirectly. The tables below compare annual operating expenses for the Funds for the fiscal year ended July 31, 2001, and estimated PRO FORMA expenses, based on those annual operating expenses for the Acquiring Funds assuming the proposed Reorganizations are approved and effected.

         The tables indicate that the expense ratios of each Acquiring Fund generally are lower than the expense ratios of each Acquired Fund. In the case of the Limited Term U.S. Government Fund/Government Income Fund and the Limited Term Tennessee Tax-Exempt Fund/Tennessee Tax-Exempt Fund, the Advisor voluntarily capped "other expenses" of each class of an Acquiring Fund's Shares at a lower level than "other expenses" of the Acquired Funds, and the advisory fees paid by the Acquired Funds and the Acquiring Funds are the same. As a result of the Reorganizations, on a PRO FORMA basis, the tables project that the expenses of each class of the Acquiring Funds' Shares will remain the same or decline. In addition, the Advisor intends to continue to cap expenses of the Acquiring Funds at a level lower than expenses of the Acquired Funds. Accordingly, that tables project that the Reorganizations will result in lowering the expenses paid by shareholders of the Acquired Funds and either have no impact upon or lower the expenses paid by shareholders of the Acquiring Funds. Any fee waiver or expense reimbursement by the Advisor is voluntary and may be discontinued by the Advisor at any time.

         Before expense reimbursements, for all classes of Shares, the expense ratios of the Value Fund are lower than the expense ratios of the Equity Income Fund. The Advisor also voluntarily capped "other expenses" of these Funds. However, the expense cap for the Class A Shares and Class B Shares of the Value Fund was three basis points higher than the expense cap for the Class A Shares and Class B Shares of the Equity Income Fund, and the expense cap for the Trust Shares of the Value Fund was two basis points higher than the expense cap for the Trust Shares of the Equity Income Fund. The advisory fees paid by each Fund are the same. As a result of the Reorganization, on a PRO FORMA basis, the tables project that the expenses of each class of Value Fund Shares will remain the same. However, the Advisor currently does not intend to change the expense cap for the Value Fund. Accordingly, the tables project that the expense ratio for the Class A Shares and Class B Shares of the Equity Income Fund will increase by three basis points and the expense ratio for the Trust Shares of the Equity Income Fund will increase by two basis points. The tables project that the Reorganization will not impact the expenses paid by shareholders of the Value Fund. However, any fee waiver or expense reimbursement by the Advisor is voluntary and may be discontinued by the Adviser at any time.

                                                          EQUITY INCOME FUND/VALUE FUND

                              Equity Income Fund                    Value Fund               Combined Fund Pro Forma
                              ------------------                    ----------               -----------------------
                       Class A     Class B    Trust      Class A     Class B    Trust      Class A     Class B    Trust
                       --------    --------   ------     --------    --------   ------     --------    --------   -----
SHAREHOLDER
TRANSACTION EXPENSES
(EXPENSES PAID BY
YOU DIRECTLY)(1)

Maximum Sales Charge   5.50% (2)   None       None       5.50% (2)   None       None        5.50% (2)  None       None
Imposed on Purchases
(as a percentage of
offering price)

Maximum Deferred       None        5.00%      None       None        5.00%      None       None        5.00% (6)  None
Sales Charge (Load)                (3)                               (6)

Redemption Fees(4)     None        None       None       None        None       None       None        None       None

ANNUAL OPERATING
EXPENSES
(AS A PERCENTAGE OF
AVERAGE DAILY NET
ASSETS)

Management Fees        .80%        .80%       .80%       .80%        .80%       .80%       .80%        .80%       .80%

Distribution and/or    None        .75%       None       None        .75%       None       None        .75%       None
Service (12b-1) Fee

Other Expenses(5)(7)   .58%        .58%       .48%       .55%        .55%       .45%       .55%        .55%       .45%

Total Fund Operating   1.38% (5)   2.13% (5)  1.28% (5)  1.35% (7)   2.10%      1.25% (7)  1.35%       2.10%      1.25%
Expenses                                                             (7)                   (8)         (8)        (8)

(1) AmSouth Bank or other financial institutions may charge their customers account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase. See "Distribution Arrangements" in the AmSouth Funds Prospectus.

(3) For B Shares acquired in the combination of AmSouth Funds with ISG Funds, waivers are in place on the CDSC charged if such Class B Shares are sold within six years of purchase, which will decline as follows:
         4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year following purchase. For all other B Shares held continuously, the CDSC declines over a six-year period as follows: 5%, 4%, 3%, 3%, 2%, 1% to 0% in the seventh and eighth years. Approximately eight years after purchase (seven years in the case of Shares acquired in the ISG combination), Class B Shares automatically convert to Class A Shares.

(4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses are being limited to 0.51% for Class A Shares, 0.51% for Class B Shares, and 0.37% for Trust Shares. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares 1.31%, Class B Shares 2.06%, and Trust Shares 1.17%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) A CDSC on Class B Shares held continuously declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%, to 0% in the seventh year. Approximately eight years after purchase, Class B Shares automatically convert to Class A Shares.

(7) Other expenses are being limited to 0.54% for Class A Shares, 0.54% for Class B Shares, and 0.39% for Trust Shares. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares 1.34%, Class B Shares 2.09%, and Trust Shares 1.19%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(8) Because other expenses are limited to 0.54% for Class A Shares, 0.54% for Class B Shares, and 0.39% for Trust Shares, total expenses after fee waivers and expense reimbursements for each class will be: Class A Shares 1.34%, Class B Shares 2.09%, and Trust Shares 1.19%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                 EXPENSE EXAMPLE

EXAMPLE: An investor would pay the following expenses on a $10,000 investment, assuming: (1) 5% annual return, (2) no changes in the Fund's operating expenses, and (3) redemption at the end of each time period.

                              1 YEAR      3 YEARS     5 YEARS      10 YEARS**
EQUITY INCOME FUND
Class A Shares                $    683    $    963    $    1,264   $     2,116
Class B Shares                $    716    $    967    $    1,334   $     2,271
Trust Shares                  $    130    $    406    $      702   $     1,545

VALUE FUND
Class A Shares                $    680    $    954    $    1,249   $     2,085
Class B Shares                $    713    $    958    $    1,329   $     2,240
Trust Shares                  $    127    $    397    $      686   $     1,511

COMBINED FUND PRO FORMA
Class A Shares                $    680    $    954    $    1,249   $     2,085
Class B Shares                $    713    $    958    $    1,329   $     2,240
Trust Shares                  $    127    $    397    $      686   $     1,511

** Class B Shares of the Equity Income Fund, the Value Fund and the Combined Fund automatically convert to Class A Shares after approximately eight years. Therefore, the "10 Years" example above reflects these conversions.

EXAMPLE: Assuming no redemption of Class B Shares at the end of the period, the dollar amounts in the above example would be as follows:

                              1 YEAR       3 YEARS     5 YEARS      10 YEARS**
EQUITY INCOME FUND            $     216    $    667    $    1,144   $     2,271
Class B Shares

VALUE FUND                    $     213    $    658    $    1,129   $     2,240
Class B Shares

COMBINED FUND PRO FORMA       $     213    $    658    $    1,129   $     2,240
Class B Shares

------------------

** Class B Shares of the Equity Income Fund, the Value Fund, and the Combined Fund automatically convert to Class A Shares after approximately eight years. Therefore, the "10 Years" example above reflects these conversions.

                                          LIMITED TERM U.S. GOVERNMENT FUND/GOVERNMENT INCOME FUND

                         Limited Term U.S. Government                                             Combined Fund
                                   Fund                     Government Income Fund                 Pro Forma
                         ----------------------------    ----------------------------     ---------------------------
                         Class A     Class B    Trust    Class A     Class B    Trust     Class A     Class B   Trust
                         --------    --------   ------   --------    --------   ------    --------    --------  -----
SHAREHOLDER
TRANSACTION EXPENSES
(EXPENSES PAID BY YOU
DIRECTLY)(1)

Maximum Sales Charge     4.00%       None       None     4.00% (2)   None       None      4.00% (2)   None      None
Imposed on Purchases     (2)
(as a percentage of
offering price)

Maximum Deferred Sales   None        5.00%      None     None        5.00%      None      None        5.00%     None
Charge (Load)                        (3)                             (3)                              (3)

Redemption Fees(4)       None        None       None     None        None       None      None        None      None

ANNUAL OPERATING
EXPENSES
(AS A PERCENTAGE OF
AVERAGE DAILY NET
ASSETS)

Management Fees          .65%        .65%       .65%     .65%        .65%       .65%      .65%        .65%      .65%

Distribution and/or      None        .75%       None     None        .75%       None      None        .75%      None
Service (12b-1) Fee

Other Expenses(5)(6)     .77%        .77%       .67%     .55%        .55%       .45%      .55%        .55%      .55%

Total Fund Operating     1.42% (5)   2.17% (5)  1.32%    1.20% (6)   1.95%      1.10%     1.20% (7)   1.95%     1.10% (7)
Expenses                                        (5)                  (6)        (6)                   (7)

(1) AmSouth Bank or other financial institutions may charge their customers account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase. See "Distribution Arrangements" in the AmSouth Funds Prospectus.

(3) For B Shares acquired in the combination of AmSouth Funds with ISG Funds, waivers are in place on the CDSC charged if such Class B Shares are sold within six years of purchase, which will decline as follows:
         4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year following purchase. For all other B Shares held continuously, the CDSC declines over a six-year period as follows: 5%, 4%, 3%, 3%, 2%, 1% to 0% in the seventh and eighth years. Approximately eight years after purchase (seven years in the case of Shares acquired in the ISG combination), Class B Shares automatically convert to Class A Shares.

(4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses are being limited to 0.50% for Class A Shares, 0.50% for Class B Shares, and 0.35% for Trust Shares. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares 1.15%, Class B Shares 1.90%, and Trust Shares 1.00%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) Other expenses are being limited to 0.34% for Class A Shares, 0.34% for Class B Shares, and 0.19% for Trust Shares. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares 0.99%, Class B Shares 1.74%, and Trust Shares 0.84%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(7) Because other expenses are limited to 0.34% for Class A Shares, 0.34% for Class B Shares, and 0.19% for Trust Shares, total expenses after fee waivers and expense reimbursements for each class will be: Class A Shares 0.99%, Class B Shares 1.74%, and Trust Shares 0.84%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                 EXPENSE EXAMPLE

EXAMPLE: An investor would pay the following expenses on a $10,000 investment, assuming: (1) 5% annual return, (2) no changes in the Fund's operating expenses, and (3) redemption at the end of each time period.

                                     1 YEAR   3 YEARS    5 YEARS     10 YEARS**
LIMITED TERM U.S. GOVERNMENT FUND
Class A Shares                       $   539  $    831   $    1,145  $   2,034
Class B Shares                       $   720  $    979   $    1,364  $   2,313
Trust Shares                         $   134  $    418   $      723  $   1,590

GOVERNMENT INCOME FUND
Class A Shares                       $   517  $    766   $    1,033  $   1,796
Class B Shares                       $   698  $    912   $    1,252  $   2,080
Trust Shares                         $   112  $    350   $      606  $   1,340

COMBINED FUND PRO FORMA
Class A Shares                       $   517  $    766   $    1,033  $   1,796
Class B Shares                       $   698  $    912   $    1,252  $   2,080
Trust Shares                         $   112  $    350   $      606  $   1,340

** Class B Shares of the Limited Term U.S. Government Fund, the Government Income Fund and the Combined Fund automatically convert to Class A Shares after approximately eight years. Therefore, the "10 Years" example above reflects these conversions.

EXAMPLE: Assuming no redemption of Class B Shares at the end of the period, the dollar amounts in the above example would be as follows:

                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS**
LIMITED TERM U.S.                $   200     $    618    $   1,062    $    2,102
GOVERNMENT FUND
Class B Shares

GOVERNMENT INCOME FUND           $   198     $    612    $   1,052    $    2,080
Class B Shares

COMBINED FUND PRO FORMA          $   198     $    612    $   1,052    $    2,080
Class B Shares

------------------

** Class B Shares of the Limited Term U.S. Government Fund, the Government Income Fund, and the Combined Fund automatically convert to Class A Shares after approximately eight years. Therefore, the "10 Years" example above reflects these conversions.

                                LIMITED TERM TENNESSEE TAX-EXEMPT FUND/TENNESSEE TAX-EXEMPT FUND

                                   Limited Term Tennessee
                                      Tax-Exempt Fund              Tennessee Tax-Exempt Fund           Combined Fund Pro Forma
                                      ---------------              -------------------------           -----------------------
                                Class A    Class B    Trust      Class A      Class B     Trust    Class A    Class B      Trust
                                -------    -------    -----      -------      -------     -----    -------    -------      -----
SHAREHOLDER
TRANSACTION EXPENSES
(EXPENSES PAID BY YOU
DIRECTLY)(1)

Maximum Sales Charge          4.00%       None      None       4.00%        None        None         4.00%      None       None
Imposed on Purchases          (2)                              (2)                                   (2)
(as a percentage of
offering price)

Maximum Deferred Sales        None        5.00%     None       None         5.00%       None         None       5.00%      None
Charge (Load)                             (3)                               (3)                                 (3)

Redemption Fees(4)            None        None      None       None         None        None         None       None       None

ANNUAL OPERATING
EXPENSES
(AS A PERCENTAGE OF
AVERAGE DAILY NET
ASSETS)

Management Fees               .65%        .65%      .65%       .65%         .65%        .65%         .65%       .65%       .65%

Distribution and/or           None        .75%      None       None         .75%        None         None       .75%       None
Service (12b-1) Fee

Other Expenses(5)(6)          1.01%       1.01%     .91%       .68%         .68%        .58%         .67%       .67%       .57%

Total Fund Operating          1.66%(5)    2.41%(5)  1.56%(5)   1.33%(6)     2.08%(6)    1.23%(6)   1.32%(7)   2.07%(7)   1.22%(7)
Expenses

(1) AmSouth Bank or other financial institutions may charge their customers account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase. See "Distribution Arrangements" in the AmSouth Funds Prospectus.

(3) For B Shares acquired in the combination of AmSouth Funds with ISG Funds, waivers are in place on the CDSC charged if such Class B Shares are sold within six years of purchase, which will decline as follows:
         4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year following purchase. For all other B Shares held continuously, the CDSC declines over a six-year period as follows: 5%, 4%, 3%, 3%, 2%, 1% to 0% in the seventh and eighth years. Approximately eight years after purchase (seven years in the case of Shares acquired in the ISG combination), Class B Shares automatically convert to Class A Shares.

(4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses are being limited to 0.63% for Class A Shares, 0.63% for Class B Shares, and 0.53% for Trust Shares. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares 1.28%, Class B Shares 2.03%, and Trust Shares 1.18%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) Other expenses are being limited to 0.44% for Class A Shares, 0.44% for Class B Shares, and 0.29% for Trust Shares. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares 1.09%, Class B Shares 1.84%, and Trust Shares 0.94%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(7) Because other expenses are limited to 0.43% for Class A Shares, 0.43% for Class B Shares, and 0.28% for Trust Shares, total expenses after fee waivers and expense reimbursements for each class will be: Class A

         Shares 1.08%, Class B Shares 1.83%, and Trust Shares 0.93%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                 EXPENSE EXAMPLE

EXAMPLE: An investor would pay the following expenses on a $10,000 investment, assuming: (1) 5% annual return, (2) no changes in the Fund's operating expenses, and (3) redemption at the end of each time period.

                              1 YEAR     3 YEARS      5 YEARS        10 YEARS**
LIMITED TERM TENNESSEE
TAX-EXEMPT FUND
Class A Shares                $   562    $    902     $    1,266     $     2,287
Class B Shares                $   744    $  1,051     $    1,485     $     2,561
Trust Shares                  $   159    $    493     $      350     $     1,856

TENNESSEE TAX-EXEMPT FUND
Class A Shares                $   530    $    805     $    1,110     $     1,937
Class B Shares                $   711    $    952     $    1,319     $     2,219
Trust Shares                  $   125    $    390     $      676     $     1,489

COMBINED FUND PRO FORMA
Class A Shares                $   529    $    802     $    1,095     $     1,927
Class B Shares                $   710    $    949     $    1,314     $     2,208
Trust Shares                  $   124    $    387     $      670     $     1,477

** Class B Shares of the Limited Term Tennessee Tax-Exempt Fund, the Tennessee Tax-Exempt Fund and the Combined Fund automatically convert to Class A Shares after approximately eight years. Therefore, the "10 Years" example above reflects these conversions.

Assuming no redemption of Class B Shares at the end of the period, the dollar amounts in the above example would be as follows:

                                 1 YEAR      3 YEARS     5 YEARS      10 YEARS**
LIMITED TERM TENNESSEE
TAX-EXEMPT FUND
Class B Shares                   $   244     $    751    $    1,285   $    2,561

TENNESSEE TAX-EXEMPT FUND
Class B Shares                   $   211     $    652    $    1,119   $    2,219

COMBINED FUND PRO FORMA
Class B Shares                   $   210     $    649    $    1,114   $    2,208

------------------

** Class B Shares of the Limited Term Tennessee Tax-Exempt Fund, the Tennessee Tax-Exempt Fund, and the Combined Fund automatically convert to Class A Shares after approximately eight years. Therefore, the "10 Years" example above reflects these conversions.

                             COMPARISON OF THE FUNDS

         The investment objectives and certain strategies of each Fund are summarized below. Generally, the investment objectives and/or strategies of each Acquired Fund are substantially similar to or otherwise compatible with those of the corresponding Acquiring Fund, except as differences are noted. For a more detailed description of the Funds' investment strategies, policies, and restrictions, please see the AmSouth Funds Prospectus and the AmSouth Funds SAI.

         The tables below also show the performance of the Funds' Shares over time. In each case, the historical performance of the Acquiring Fund's shares has been superior to the historical performance of the Acquired Fund's shares. Past performance does not indicate how a Fund will perform in the future.

         For information concerning the risks associated with investments in the various Funds, SEE "Comparison of Principal Risk Factors" below.

---------------------------------------------------------------------------------------------------------------------
                                    Equity Income Fund                                Value Fund
---------------------------------------------------------------------------------------------------------------------
Investment Objective    Seeks above average income and capital     Seeks capital growth by investing primarily in a
                        appreciation by investing primarily in a   diversified portfolio of common stock and
                        diversified portfolio of common stocks,    securities convertible into common stock. The
                        preferred stocks, and securities that are  production of current income is a secondary
                        convertible into common stocks, such as    objective.
                        convertible bonds and convertible
                        preferred stock.
---------------------------------------------------------------------------------------------------------------------
Investment Strategies   Invests primarily in income-producing      Invests primarily in common stocks that the
                        equity securities such as common stocks,   portfolio manager believes to be undervalued.
                        ADRs, and securities convertible into
                        common stocks, including convertible
                        bonds and convertible preferred stocks.
---------------------------------------------------------------------------------------------------------------------
                        Under normal circumstances, the Fund       The Fund normally invests at least 80% of its
                        invests at least 80% of its assets in      total assets in common stocks and securities
                        equity securities. The Fund invests its    convertible into common stocks, such as
                        assets primarily in income-producing       convertible bonds and convertible preferred
                        equity securities such as common stocks,   stocks. The Fund may also invest up to 20% of
                        preferred stock, and securities            the value of its total assets in preferred
                        convertible into common stocks, such as    stocks, corporate bonds, notes and warrants, and
                        convertible bonds and convertible          short-term money market instruments.
                        preferred stocks. The Fund may also
                        invest up to 20% of its assets in
                        corporate bonds, notes, and warrants, and
                        short-term money market instruments or
                        conducting substantial business.
---------------------------------------------------------------------------------------------------------------------

                                       10

---------------------------------------------------------------------------------------------------------------------
                                    Equity Income Fund                                Value Fund
---------------------------------------------------------------------------------------------------------------------
                        In managing the Fund's portfolio, the      In managing the Fund's portfolio, the portfolio
                        portfolio manager seeks equity securities  manager uses a variety of economic projections,
                        believed to represent investment value.    quantitative techniques, and earnings
                        In choosing individual securities, the     projections in formulating individual stock
                        portfolio manager emphasizes those common  purchase and sale decisions. The portfolio
                        stocks in each sector that have good       manager selects investments believed to have
                        value, attractive yield, and dividend      basic investment value, which will eventually be
                        growth potential. The portfolio manager    recognized by other investors, thus increasing
                        will also consider higher valued           their value to the Fund.
                        companies that show the potential for
                        growth. Factors that the portfolio
                        manager considers in selecting equity
                        securities include industry and company
                        fundamentals, historical price
                        relationships, and/or underlying asset
                        value.
---------------------------------------------------------------------------------------------------------------------
                        Same as Value Fund.                        If deemed appropriate under the circumstances,
                                                                   the Fund may increase its holding in short-term
                                                                   money market instruments to over 20% of its
                                                                   total assets. The Fund also may hold cash
                                                                   pending investment.
---------------------------------------------------------------------------------------------------------------------
Investment Advisor      Advisor                                    Advisor
---------------------------------------------------------------------------------------------------------------------
Investment Sub-Advisor  Rockhaven Asset Management, LLC            Five Points Capital Investment Advisors
---------------------------------------------------------------------------------------------------------------------
Primary Portfolio       Christopher H. Wiles                       Richard H. Calvert
Manager
---------------------------------------------------------------------------------------------------------------------

         The Equity Income Fund seeks above average income and capital appreciation. The Value Fund seeks capital growth; the production of income is an incidental objective. Both Funds seek to achieve their objectives by investing in a diversified portfolio of common stocks and convertible securities. Each Fund normally invests at least 80% of its total assets in common stocks, such as convertible bonds and preferred stocks. In each case, the Funds' portfolio managers use a variety of economic projections and analyses to select portfolio securities that represent investment value. If deemed appropriate under the circumstances, both Funds also may increase their holding in short-term money market instruments to over 20% of their total assets.

         There are three principal differences between the Funds. The production of income is a primary objective of the Equity Income Fund and an incidental objective of the Value Fund. In addition, the Equity Income Fund's investment portfolio is comprised of a blend of growth securities and securities that represent investment value, while the Value Fund is primarily comprised of undervalued securities. Also, the Equity Income Fund holds a large portion of its assets in convertible securities, while the Value Fund holds none.

----------------------------------------------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDING APRIL 30, 2002(1)
-------------------------------------------------------- ------------- ------------- --------------- -----------------
                                                            1-YEAR       3-YEARS        5-YEARS          10-YEARS
-------------------------------------------------------- ------------- ------------- --------------- -----------------
EQUITY INCOME FUND(2)
-------------------------------------------------------- ------------- ------------- --------------- -----------------
Class A Shares                                             -12.12%        -1.10%         6.44%             N/A
(with 5.50% sales charge)
-------------------------------------------------------- ------------- ------------- --------------- -----------------
Class B Shares (with applicable CDSC)(3)                   -12.30%        -0.90%         6.50%             N/A
-------------------------------------------------------- ------------- ------------- --------------- -----------------
Trust Shares                                                -6.82%        1.00%          7.88%             N/A
----------------------------------------------------------------------------------------------------------------------
VALUE FUND(4)
----------------------------------------------------------------------------------------------------------------------
Class A Shares (with 5.50% sales charge)                    -8.74%        -0.23%         9.19%            11.88%
-------------------------------------------------------- ------------- ------------- --------------- -----------------
Class B Shares (with applicable CDSC)(5)                    -8.50%        0.22%          9.34%            11.54%
-------------------------------------------------------- ------------- ------------- --------------- -----------------
Trust Shares                                                -3.28%        1.77%          10.59%           12.60%
-------------------------------------------------------- ------------- ------------- --------------- -----------------

(1) Assumes the reinvestment of dividends and other distributions.

(2) The Equity Income Fund commenced operations on March 20, 1997.

(3) Performance of the Class B Shares, which were initially offered on September 3, 1997, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance of the Class B Shares has been adjusted to reflect the higher distribution (12b-1) fees and the CDSC.

(4) The Value Fund commenced operations on December 1, 1988.

(5) Performance of the Class B Shares, which were initially offered on September 3, 1997, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance of the Class B Shares has been adjusted to reflect the higher distribution (12b-1) fees and the CDSC.

-------------------------- ----------------------------------------- -------------------------------------------------
                           LIMITED TERM U.S. GOVERNMENT FUND         GOVERNMENT INCOME FUND
-------------------------- ----------------------------------------- -------------------------------------------------
Investment Objective       Seeks to provide investors with high      Seeks current income consistent with the
                           current income without assuming undue     preservation of capital.
                           risk.
-------------------------- ----------------------------------------- -------------------------------------------------
Investment                 Invests primarily in fixed income         Invests primarily in securities issued or
Strategies                 securities with maturities of five        guaranteed by the U.S. Government, its agencies
                           years or less issued or guaranteed as     or instrumentalities. These investments are
                           to payment of principal and interest by   principally mortgage-related securities, U.S.
                           the U.S. Government, its agencies or      Treasury obligations, and U.S. Government
                           instrumentalities, and enters into        agency obligations.
                           repurchase agreements in respect of
                           such securities.
-------------------------- ----------------------------------------- -------------------------------------------------
                           Under normal circumstances, the Fund      Under normal circumstances, the Fund invests at
                           invests at least 80% of its assets in     least 80% of its assets primarily in
                           securities issued or guaranteed by the    obligations issued or guaranteed by the
                           U.S. Government or its agencies or        U.S. Government or its agencies and
                           instrumentalities and repurchase          instrumentalities, including mortgage-related
                           agreements that have a stated or          securities issued or guaranteed by the
                           remaining maturity of five years or       Government National Mortgage Association, the
                           less or that have an unconditional        Federal National Mortgage Association, and the
                           redemption feature that will permit the   Federal Home Loan Mortgage Corporation, and
                           Fund to require the issuer of the         mortgage-related securities issued by
                           security to redeem the security within    non-governmental entities that are rated, at
                           five years from the date of purchase by   the time of purchase, in one of the three
                           the Fund. The remainder of the Fund's     highest rating categories by an NRSRO or, if
                           assets may be invested in bonds           unrated, determined by its portfolio manager to
                           (including debentures), notes, and        be of comparable quality. Up to 20% of the
                           other debt instruments that have a        Fund's total assets may be invested in other
                           stated or remaining maturity of greater   types of debt securities, preferred stocks, and
                           than five years, cash, cash               options.
                           equivalents, and money-market
                           instruments.
-------------------------- ----------------------------------------- -------------------------------------------------
                           In managing the Fund's portfolio, the     Same
                           manager sets, and periodically adjusts,
                           a target for the interest rate
                           sensitivity of the Fund based upon
                           expectations about interest rates and
                           other economic factors. The manager
                           then selects individual securities
                           whose maturities fit this target and
                           that the manager believes offer the
                           best relative value.
-------------------------- ----------------------------------------- -------------------------------------------------
Investment Advisor         Advisor                                   Advisor
-------------------------- ----------------------------------------- -------------------------------------------------
Investment Sub-Advisor     None                                      None
-------------------------- ----------------------------------------- -------------------------------------------------
Primary Portfolio          John Mark McKenzie                        John Mark McKenzie and John P. Boston
Manager(s)
-------------------------- ----------------------------------------- -------------------------------------------------

         The Limited Term U.S. Government Fund seeks to provide investors with high current income without assuming undue risk. The Government Income Fund seeks current income consistent with the preservation of capital. Although stated differently, there is, in effect, no distinction between the Funds' investment objectives. Both Funds pursue their investment objectives by investing in securities issued or guaranteed by the U.S. Government. In each case, the manager sets, and periodically adjusts, a target for the interest rate sensitivity of the Fund based upon expectations about interest rates. The manager then selects individual securities whose maturities fit this target and that the manager believes are the best relative values. The Limited Term U.S. Government Fund's portfolio manager is one of the two portfolio managers who manage the Government Income Fund.

         The principal difference between the Funds is the average duration of the securities in their investment portfolios. At least 80% of the investment portfolio of the Limited Term U.S. Government Fund includes securities with a stated or remaining maturity of five years or less. There are no restrictions on the maturity of the securities that comprise the Government Income Fund's investment portfolio. Therefore, the Government Income Fund is subject to greater prepayment risk than the Limited Term U.S. Government Fund.

-----------------------------------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDING APRIL 30, 2002(1)
-----------------------------------------------------------------------------------------------------------
                                                  1-YEAR         3-YEARS        5-YEARS        10-YEARS
--------------------------------------------- --------------- --------------- ------------- ---------------
LIMITED TERM U.S. GOVERNMENT FUND(2)
--------------------------------------------- --------------- --------------- ------------- ---------------
Class A Shares                                    0.64%           3.64%           4.62%          4.95%
(with 5.50% sales charge)
--------------------------------------------- --------------- --------------- ------------- ---------------
Class B Shares (with applicable CDSC)(3)         -1.03%           3.31%           4.30%          4.44%
--------------------------------------------- --------------- --------------- ------------- ---------------
Trust Shares                                      4.96%           5.17%           5.55%          5.40%
-----------------------------------------------------------------------------------------------------------

GOVERNMENT INCOME FUND(4)
-----------------------------------------------------------------------------------------------------------
Class A Shares (with 5.50% sales charge)         2.27%            4.99%           6.16%          N/A
--------------------------------------------- --------------- --------------- ------------- ---------------
Class B Shares (with applicable CDSC)(5)         0.81%            4.69%           5.82%          N/A
--------------------------------------------- --------------- --------------- ------------- ---------------
Trust Shares                                     6.74%            6.57%           7.17%          N/A
--------------------------------------------- --------------- --------------- ------------- ---------------

(1) Assumes the reinvestment of dividends and other distributions.

(2) The Limited Term U.S. Government Fund commenced operations on February 28, 1997, through a transfer of assets from collective trust fund accounts managed by the Advisor, using materially equivalent investment objectives, policies, and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

(3) Performance of the Class B Shares, which were initially offered on March 3, 1998, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance of the Class B Shares has been adjusted to reflect the higher distribution (12b-1) fees and the CDSC.

(4) The Government Income Fund commenced operations on October 1, 1993.

(5) Performance of the Class B Shares, which were initially offered on March 13, 2000, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance of the Class B Shares has been adjusted to reflect the higher distribution (12b-1) fees and the CDSC.

------------------------- ------------------------------------------- ------------------------------------------------
                          Limited Term Tennessee Tax-Exempt Fund      Tennessee Tax-Exempt Fund
------------------------- ------------------------------------------- ------------------------------------------------
Investment Objective      Seeks to provide investors with current     Same
                          income exempt from federal and Tennessee
                          income taxes without assuming undue risk.
------------------------- ------------------------------------------- ------------------------------------------------
Investment                Invests substantially all of its assets     Same
Strategies                in municipal obligations of the State of
                          Tennessee, its political subdivisions,
                          authorities, and corporations that
                          provide income exempt from federal and
                          Tennessee personal income taxes.
------------------------- ------------------------------------------- ------------------------------------------------
                          The Fund invests, as a fundamental          Same
                          policy, at least 80% of its net assets
                          (except when maintaining a temporary
                          defensive position) in municipal
                          obligations. As a matter of fundamental
                          policy, the Fund invests, under normal
                          circumstances, at least 80% of its assets
                          in securities, the interest from which is
                          exempt from federal and Tennessee
                          personal income taxes. The remainder of
                          the Fund's assets may be invested in
                          securities that are not Tennessee
                          municipal obligations and therefore may
                          be subject to Tennessee income tax.

------------------------- ------------------------------------------- ------------------------------------------------

                                       15

------------------------- ------------------------------------------- ------------------------------------------------
                          Limited Term Tennessee Tax-Exempt Fund      Tennessee Tax-Exempt Fund
------------------------- ------------------------------------------- ------------------------------------------------
                          The Fund normally invests 65% of its         No Comparable Strategy
                          total assets in bonds (including
                          debentures), notes, and other debt
                          securities that have a stated or
                          remaining maturity of five years or less
                          or that have an unconditional redemption
                          feature that will permit the Fund to
                          require the issuer of the security to
                          redeem the security within five years
                          from the date of purchase by the Fund.
                          The remainder of the Fund's assets may be
                          invested in bonds (including debentures),
                          notes, and other debt instruments that
                          have a stated or remaining maturity of
                          greater than five years, cash, cash
                          equivalents, and money market instruments.
------------------------- ------------------------------------------- ------------------------------------------------
                          The average dollar-weighted credit rating   Same
                          of the municipal obligations held by the
                          Fund will be at least A-. To further
                          limit credit risk, the Fund invests only
                          in investment grade municipal obligations
                          or the unrated equivalent as determined
                          by the portfolio manager. The portfolio
                          manager evaluates municipal obligations
                          based on credit quality, financial
                          outlook, and yield potential. Although
                          the Fund concentrates its assets in
                          Tennessee municipal obligations, the
                          portfolio manager strives to diversify
                          the portfolio across sectors and issuers
                          within Tennessee.
------------------------- ------------------------------------------- ------------------------------------------------
Investment Advisor        Advisor                                     Advisor
------------------------- ------------------------------------------- ------------------------------------------------
Investment Sub-Advisor    None                                        None
------------------------- ------------------------------------------- ------------------------------------------------
Primary Portfolio         Dorothy E. Thomas                           Dorothy E. Thomas
Manager
------------------------- ------------------------------------------- ------------------------------------------------

         The investment objectives of the Limited Term Tennessee Tax-Exempt Fund and the Tennessee Tax-Exempt Fund are identical. The Funds' investment strategies are also identical, except for the average maturity of their portfolio securities as described below. Both Funds seek to provide investors with current income exempt from federal and Tennessee income taxes without assuming undue risk. To pursue their investment objectives, both Funds invest substantially all their assets in Tennessee tax-exempt municipal obligations with an average dollar-weighted credit rating of at least A-. The Funds are managed by the same portfolio manager.

         The principal difference between the Funds is the average maturity of the securities in their investment portfolios. At least 65% of the Limited Term Tennessee Tax-Exempt Fund's investment portfolio is comprised of notes and other debt securities with a stated or remaining maturity of five years or less, or that have an unconditional redemption feature that will permit the Fund to redeem the security within five years from the date of purchase by the Fund. There are no restrictions on the maturity of the securities that comprise the Tennessee Tax-Exempt Fund's investment portfolio.

----------------------------------------------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDING APRIL 30, 2002(1)
------------------------------------------------------------------------------------------------------------
                                                   1-YEAR         3-YEARS        5-YEARS        10-YEARS
---------------------------------------------- --------------- --------------- ------------- ---------------
LIMITED TERM TENNESSEE TAX-EXEMPT FUND(2)
------------------------------------------------------------------------------------------------------------
Class A Shares (with 5.50% sales charge)           -0.04%          1.90%          3.04%          3.39%
---------------------------------------------- --------------- --------------- ------------- ---------------
Class B Shares (with applicable CDSC)(3)           -1.57%          1.55%          2.64%          2.86%
---------------------------------------------- --------------- --------------- ------------- ---------------
Trust Shares                                        N/A             N/A            N/A            N/A
---------------------------------------------- --------------- --------------- ------------- ---------------

TENNESSEE TAX-EXEMPT FUND(4)
------------------------------------------------------------------------------------------------------------
Class A Shares (with 5.50% sales charge)           1.43%           2.23%          3.77%          3.90%
---------------------------------------------- --------------- --------------- ------------- ---------------
Class B Shares (with applicable CDSC)(5)           -0.26%          1.91%          3.61%          3.42%
---------------------------------------------- --------------- --------------- ------------- ---------------
Trust Shares                                       5.78%           3.81%          4.82%          4.42%
---------------------------------------------- --------------- --------------- ------------- ---------------

(1) Assumes the reinvestment of dividends and other distributions.

(2) The Limited Term Tennessee Tax-Exempt Fund commenced operations on February 28, 1997, through a transfer of assets from collective trust fund accounts managed by the Advisor, using materially equivalent investment objectives, policies, and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

(3) Performance of the Class B Shares, which were initially offered on February 3, 1998, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance of the Class B Shares has been adjusted to reflect the higher distribution (12b-1) fees and the CDSC.

(4) The Tennessee Tax-Exempt Fund commenced operations on March 28, 1994, through a transfer of assets from collective trust fund accounts managed by the Advisor, using materially equivalent investment objectives, policies, and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

(5) Performance of the Class B Shares, which were initially offered on February 24, 1998, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance of the Class B

Shares has been adjusted to reflect the higher distribution (12b-1) fees and the CDSC.

                      COMPARISON OF PRINCIPAL RISK FACTORS

         Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more money you can lose. Like other investment companies, the value of each Fund's Shares may be affected by its investment objective(s), principal investment strategies, and particular risk factors. Consequently, the risks of an investment in an Acquiring Fund are similar to the risks of an investment in the corresponding Acquired Fund. Some of the principal risks of investing in each Fund are discussed below. However, other factors may also affect a Fund's value.

         There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

         In the following summary, we describe the principal risks that may affect the Funds. Additional information and more detailed descriptions of the risks that may affect each Fund can be found in the AmSouth Funds Prospectus and the AmSouth Funds SAI.


                        CHART OF PRINCIPAL RISKS BY FUND

         The following chart summarizes the principal risks of each Acquired Fund and Acquiring Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times. Each risk is explained in more detail in the discussion following the chart.

                            Investment  Interest                           State                             Non-       Portfolio
                     Market   Style      Rate     Prepayment   Income     Specific   Credit    Liquidity  Diversified   Turnover
Fund                  Risk    Risk       Risk        Risk       Risk       Risk       Risk       Risk        Risk         Risk
----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund    X         X                                                                                         X

Value Fund            X         X                                                                                         X
=================== ======== ========= ========= =========== ========== ========== ========= =========== ============ ===========

Limited Term U.S.                          X                     X                                                        X
Government Fund

Government Income                          X          X          X                    X
Fund
=================== ======== ========= ========= =========== ========== ========== ========= =========== ============ ===========

Limited Term                               X                     X          X         X          X            X           X
Tennessee
Tax-Exempt Fund

Tennessee                                  X                     X          X         X          X            X           X
Tax-Exempt Fund

MARKET RISK: Market risk is the possibility that a Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: Investment style risk is the possibility that the market segment on which a Fund focuses will underperform other kinds of investments or market averages. The Equity Income Fund is subject to investment style risk with respect to its blended investment style, which does not focus exclusively either on growth or value. The Value Fund is subject to investment style risk with respect to its focus on under-valued stocks.

INTEREST RATE RISK: Interest rate risk is the possibility that the value of a Fund's investments will decline due to an increase in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. Accordingly, interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

PREPAYMENT RISK: If a significant number of mortgages underlying a mortgage-backed security are refinanced, the security may be "prepaid." In this case, investors receive their principal back and are typically forced to reinvest it in securities that pay lower interest rates. Rapid changes in prepayment rates can cause bond prices and yields to be volatile.

INCOME RISK: Income risk is the possibility that a Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds. Prices of U.S. Government securities tend to move inversely with changes in interest rates. The most immediate effect of a rise in rates is usually a drop in the prices of such securities and, therefore, in a Fund's share price as well.

STATE SPECIFIC RISK: State specific risk is the risk that by concentrating investments in securities issued by Tennessee and its municipalities, the Limited Term Tennessee Tax-Exempt Fund and the Tennessee Tax-Exempt Fund may be more vulnerable to unfavorable developments in Tennessee than Funds that are more geographically diversified.

CREDIT RISK: Credit risk is the possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security's rating, the greater its credit risk.

LIQUIDITY RISK: Liquidity risk is the possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market.

NON-DIVERSIFIED RISK: Non-diversified risk is the risk that a non-diversified Fund, which may invest a greater percentage of its assets in a particular issuer compared with other Funds, may be more sensitive to changes in the market value of a single issuer or industry.

PORTFOLIO TURNOVER RISK: The Funds may trade securities actively, which could increase transaction costs (thereby lowering performance) and may increase the amount of taxes that you pay. If a Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.

                      MANAGEMENT AND OPERATION OF THE FUNDS

INVESTMENT ADVISOR

         The Advisor, which is located at 1901 6th Avenue North, Suite 620, Birmingham, Alabama 35203, serves as the Funds' investment advisor. As of March 31, 2002, the Advisor had nearly $7.1 billion in assets under management. On May 12, 2001, AmSouth Bank reorganized its investment advisory services and created the Advisor, a separate wholly owned subsidiary of AmSouth Bank. The Advisor replaced AmSouth Bank as the investment advisor to the Funds. AmSouth Bank has provided investment management services through its Trust Division since 1915 and is the largest provider of trust services in Alabama. In addition, its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil, and gas properties and other real estate interests. As of March 31, 2002, AmSouth Bank had over $7.8 billion in assets under discretionary management and provided custody services for nearly $25.2 billion in securities. AmSouth is the bank affiliate of AmSouth Bancorporation, which reported assets as of March 31, 2002, of $38.2 billion and operated more than 600 banking offices in Alabama, Florida, Georgia, Mississippi, Louisiana, and Tennessee.

         The Advisor continuously reviews, supervises, and administers the Funds' investment programs. For these advisory services, the Advisor is paid a fee equal to the lesser of (a) the fee from time to time agreed upon in writing by AmSouth Funds and the Advisor and (b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: the Equity Income Fund and the Value Fund - .80% annually; and the Limited Term U.S. Government Fund, the Government Income Fund, the Limited Term Tennessee Tax-Exempt Fund and the Tennessee Tax-Exempt Fund - .65% annually. For the fiscal year ended July 31, 2001, each Fund paid an advisory fee of .80% or .65%, as applicable.

         The Advisor may be deemed to have an interest in each Reorganization because future growth of assets of AmSouth Funds can be expected to increase the total amount of fees payable to the Advisor and to reduce the amount of fees required to be waived to maintain total fees of the Funds at agreed upon levels.

INVESTMENT SUB-ADVISORS

         Five Points Capital Investment Advisors ("Five Points") serves as investment sub-advisor to the Value Fund pursuant to an investment sub-advisory agreement with the Advisor. Under the sub-advisory agreement, Five Points manages the Value Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trustees and the Advisor, in accordance with the Value Fund's investment objective, policies and restrictions.

         Five Points was organized as a separate wholly owned subsidiary of AmSouth Bank on August 28, 1996, and has served as investment sub-adviser to the Value Fund since December 1, 2001. The same investment personnel who provided advisory services to the Value Fund as employees of the Advisor currently do so as employees of Five Points. Five Points will continue to serve as investment advisor to the Value Fund after the Reorganization.

         Rockhaven Asset Management, LLC ("Rockhaven") serves as investment sub-advisor to the Equity Income Fund pursuant to an investment sub-advisory agreement with the Advisor. Under the sub-advisory agreement, Rockhaven manages the Equity Income Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trustees and the Advisor, in accordance with the Equity Income Fund's investment objective, policies and restrictions.

         Rockhaven is 50% owned by AmSouth Bank. The sub-advisory agreement with Rockhaven will be terminated on or before the Closing Date. If the sub-advisory agreement with Rockhaven is terminated before the Closing Date, the Advisor will manage the Equity Income Fund for the period from the date the sub-advisory agreement is terminated to the Closing Date.

FORM OF ORGANIZATION

         Each Fund is a series of AmSouth Funds, an open-end management investment company that was organized as a Massachusetts business trust on October 1, 1987. The AmSouth Funds' Amended and Restated Declaration of Trust ("Declaration of Trust") authorizes the Trustees to issue an unlimited number of units of beneficial interest (i.e., Shares) in multiple series. The Fund does not, and is not required to, hold annual shareholder meetings.

OPERATING PROCEDURES

         Based on its review of the investment portfolio of each Fund, the Advisor believes that most of the assets held by each Acquired Fund are consistent with the investment strategies of the corresponding Acquiring Fund and thus can be transferred to and held by each Acquiring Fund if the Reorganization is approved. If, however, an Acquired Fund has any assets that may not be held by the corresponding Acquiring Fund, those assets will be sold prior to the Reorganization. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by the Acquiring Fund. The possible need for an Acquired Fund to dispose of assets prior to the Reorganization could result in its selling securities at a disadvantageous time and its realizing losses that would otherwise not have been realized. Alternatively, these sales could result in an Acquired Fund's realizing gains that otherwise would not have been realized, the net proceeds of which would be included in a taxable distribution to the Acquired Fund's shareholders prior to the Reorganization.

         As discussed above, the Advisor serves as investment advisor to each of the Acquired Funds and the Acquiring Funds. After the Reorganization, the Trustees and the Acquiring Funds' distributor, investment sub-adviser, as applicable, and other outside agents will continue to serve the Acquiring Funds in their current capacities.

SHARE CLASSES AND SALES CHARGES

         Each Fund offers three classes of Shares: Class A Shares, Class B Shares, and Trust Shares. Each Share class has its own fee structure, as described below, which is the same for both Funds. In some cases, a sales charge may not be assessed on purchases or sales of Shares. Investors should consult with their financial representatives to determine whether this may apply to them.

         o CLASS A SHARES may be appropriate for investors who prefer to pay a Fund's sales charges upfront. Class A Shares are subject to a maximum front-end sales charge of 5.50% of the offering price. The sales charge applicable to Class A Shares may be reduced or waived under certain circumstances as described in the AmSouth Funds Prospectus that accompanies this Combined Prospectus/Proxy Statement. Class A Shares also pay an annual shareholder servicing fee of 0.25% of average daily net assets.

         o CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge and put all the money invested to purchase Fund Shares immediately. Class B Shares automatically convert to Class A Shares of the same Fund after eight years from the end of the month of purchase. A contingent deferred sales charge ("CDSC") of up to 5% is imposed on redemptions of Class B Shares made within six years of purchase. The CDSC may be waived under certain circumstances as described in the AmSouth Funds Prospectus that accompanies this Combined Prospectus/Proxy

               Statement. For Class B Shares acquired in the combination of AmSouth Funds with ISG Funds, waivers are in place on the CDSC charged if such Class B Shares are sold within six years of purchase, which will decline as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year following purchase. These Shares will automatically convert to Class A Shares of the same Fund after seven years from the end of the month of purchase. Class B Shares pay a shareholder servicing fee of 0.25% of average daily net assets and a Rule 12b-1 fee of 0.75% of those assets.

         o TRUST SHARES may be purchased through procedures established by BISYS Fund Services, L.P., the distributor ("Distributor"), in connection with the requirements of fiduciary, advisory, agency, custodial, and other similar accounts maintained by or on behalf of customers of AmSouth Bank or one of its affiliates or other financial service providers approved by the Distributor. Investors may sell Trust Shares at any time. No sales charges or CDSCs are imposed on Trust Shares. Trust Shares pay a shareholder servicing fee of 0.15% of average daily net assets.

         THE FRONT-END SALES CHARGES AND CDSCS DESCRIBED ABOVE WILL NOT BE IMPOSED IN CONNECTION WITH THE ISSUANCE OF ACQUIRING FUND SHARES TO ACQUIRED FUND SHAREHOLDERS IN THE REORGANIZATIONS. HOWEVER, WHERE APPLICABLE, THE CDSCS WILL APPLY ON REDEMPTION OF ACQUIRING FUND SHARES RECEIVED IN A REORGANIZATION AND THE FRONT-END SALES CHARGES WILL APPLY TO SUBSEQUENT PURCHASES OF ACQUIRING FUND SHARES.

PURCHASE PROCEDURES

         Purchase orders for Shares of the Funds are executed at a per Share price equal to the NAV next determined after the purchase order is effective (plus any applicable sales charge). Shares of each Fund are sold on a continuous basis by the Distributor either by mail, by wire, through an Automatic Investment Plan, or through financial institutions. The Funds have a minimum investment requirement of $1,000 for Class A and Class B accounts and $250 for Automatic Investment Plan accounts. The Funds have no subsequent minimum investment requirement for Class A and Class B accounts but impose a $50 subsequent minimum investment requirement on Automatic Investment Plan accounts. Purchases and redemptions of Fund Shares may be made on days on which the New York Stock Exchange ("NYSE") is open for trading ("Business Day").

EXCHANGE PRIVILEGE

         A shareholder may exchange the Shares of a Fund for Shares of the corresponding class of another series of AmSouth Funds, so long as the shareholder maintains the applicable minimum account balance and satisfies the minimum initial and subsequent investment requirements.

         A shareholder may convert his or her Class A Shares to Trust Shares of the same Fund if the shareholder becomes eligible to purchase Trust Shares. When converting Trust Shares of a Fund to Class A Shares of that Fund, the shareholder will be exempt from any applicable sales charge. However, a shareholder who exchanges Class A Shares of a Fund that has no sales charge or a lower sales charge for Class A Shares of another Fund with a higher sales charge will be required to pay the difference. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

         Exchanges are made on the basis of the relative NAVs of the Shares exchanged plus any applicable sales charge. No transaction fees are currently charged for exchanges. Exchange privileges are available only in states where the Shares of a Fund may be legally sold. Exercise of the exchange privilege is generally treated as a sale for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss will be realized.

REDEMPTION PROCEDURES

         Each Fund redeems Shares at the NAV next determined after receipt by the Distributor of the redemption request. Redemptions will be made on any Business Day without charge. There is presently a $7 charge for wiring redemption proceeds to a shareholder's designated account. Shares may be redeemed by mail, by telephone, or through a pre-arranged systematic withdrawal plan.

         Each Fund reserves the right to make redemption payments in securities rather than cash. If a shareholder's account balance falls below $50, a Fund may ask the shareholder to increase that balance. If the account balance remains below $50 after 60 days, the Fund may close the account and send the proceeds to the shareholder at the then-current NAV.

NET ASSET VALUE

         The NAVs of the Funds' Shares are determined daily at the close of regular trading on the NYSE (normally as of 4:00 p.m.) Eastern time, each Business Day. In addition, each Fund may elect, in its discretion, if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency. A shareholder's order for purchase, sale, or exchange of Shares is priced at the NAV next calculated after the order is accepted by the Fund, less any applicable sales charge. This is what is known as the offering price. The Funds' securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by the AmSouth Funds' Trustees.

DISTRIBUTIONS

         Each Fund distributes net investment income monthly and net realized capital gains at least once each year. Shareholders automatically receive all income dividends and capital gain distributions in additional full and fractional Shares of the distributing class at NAV, as of the date of payment, unless the shareholder has elected to receive such dividends or distributions in cash. Dividends and other distributions, when received in Shares, are reinvested without a sales charge as of the ex-distribution date, using the NAV determined on that date, and are credited to a shareholder's account on the payment date. Distributions paid in additional Shares receive the same tax treatment as distributions paid in cash. The dividends payable on Trust Shares of a Fund generally are more than the dividends payable on Class A and Class B Shares of that Fund because of the distribution expenses charged to Class A and Class B Shares but not charged to Trust Shares.

FEDERAL TAX CONSIDERATIONS

         Consummation of the Reorganizations is subject to the condition that AmSouth Funds receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that, based on certain representations and assumptions and subject to certain qualifications, the Reorganizations will not result in the recognition of gain or loss for federal income tax purposes for the Funds or the shareholders of the Acquired Funds. SEE "Information About the Reorganizations - Federal Income Tax Considerations." However, any sales of the assets of an Acquired Fund (described under "Operating Procedures" above) could result in the realization of net gains that would have to be distributed to, and thus taxed to, its shareholders.

FINANCIAL HIGHLIGHTS AND FUND PERFORMANCE

         Management's discussion and analysis of the Funds' performance and the related information included in the Funds' most recent Annual and Semi-Annual Reports to shareholders are provided in Appendix B-1 and Appendix B-2, respectively.

         The following information was provided in the AmSouth Funds Semi-Annual Report to shareholders for the period ended January 31, 2002. The financial highlights table is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information for the data from the fiscal years ended July 31, 2000 and July 31, 2001 has been audited by Ernst & Young LLP. The information for the fiscal year ended July 31, 1999 and prior years has been audited by other auditors. Ernst & Young LLP's report is incorporated by reference in the AmSouth Funds SAI. The information for the six months ended January 31, 2002 is unaudited.

A SHARES
Selected data for a share outstanding throughout the period indicated.

                                       Investment Activities                Less Dividends from
                                ------------------------------------ -----------------------------------
                                                Net
                                             Realized
                                                and
                       Net                  Unrealized                               Net                   Net
                      Asset        Net        Gains        Total                   Realized               Asset
                      Value,    Investment   (Losses)       from        Net       Gains from              Value,
                     Beginning    Income       from      Investment  Investment   Investment   Total      End of      Total
                     of Period    (Loss)    Investments  Activities    Income    Transactions Dividends   Period      Return
                     ---------    ------    -----------  ----------    ------    ------------ ---------   ------      ------
VALUE FUND

Six Months Ended
January 31, 2002 #    $20.38        0.05        (1.23)     (1.18)        (0.05)    (1.61)       (1.66)    $17.54        (5.68)%^

Year Ended
July 31, 2001 +       $19.54        0.11         3.64       3.75         (0.14)    (2.77)       (2.91)    $20.38        21.10%

Year Ended
July 31, 2000         $25.25        0.23        (2.21)     (1.98)        (0.23)    (3.50)       (3.73)    $19.54        (8.19)%

Year Ended July
31, 1999              $24.60        0.20         3.11       3.31         (0.19)    (2.47)       (2.66)    $25.25        14.92%

Year Ended
July 31, 1998 (a)     $23.35        0.21         2.54       2.75         (0.25)    (1.25)       (1.50)    $24.60        12.34%

Year Ended July
31, 1997              $17.62        0.30         6.77       7.07         (0.30)    (1.04)       (1.34)    $23.35        42.35%

EQUITY INCOME FUND

Six Months Ended
January 31, 2002 #    $12.50        0.07        (0.27)     (0.20)        (0.09)    --           (0.09)     12.21        (1.60)%^

Year Ended
July 31, 2001 +       $14.56        0.17        (2.05)     (1.88)        (0.18)    --           (0.18)     12.50       (12.96)%

Period Ended
July 31, 2000         $13.10        0.17         2.26       2.43         (0.16)    (0.81)       (0.97)     14.56        19.12%

Year Ended July
31, 1999              $11.89        0.17         1.46       1.63         (0.16)    (0.26)       (0.42)     13.10        14.17%

Year Ended
July 31, 1998 (a)     $11.72        0.24         0.59       0.83         (0.25)    (0.41)       (0.66)     11.89         7.29%

Period Ended July
31, 1997 (b)          $10.00        0.07         1.71       1.78         (0.06)    --           (0.06)     11.72        17.81%^

#        Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from March 20, 1997 (commencement of operations) through July 31, 1997.

                       See notes to financial statements.

A SHARES
Selected data for a share outstanding throughout the period indicated.
(Continued)

                             Ratios (to average net assets)/Supplemental Data
                        ------------------------------------------------------------
                                                                            Net
                                                  Expenses                 Assets,
                          Net                     (before      Portfolio   End of
                       Investment    Net        Reductions/    Turnover    Period
                         Income    Expenses   Reimbursements)    Rate*     (000's)
                         ------    --------   ---------------    -----     -------

VALUE FUND

Six Months Ended
January 31, 2002 #       0.46%^^    1.36%^^       1.36%^^         26%     $128,135

Year Ended
July 31, 2001 +          0.53%      1.34%         1.35%           43%     $113,164

Year Ended
July 31, 2000            1.07%      1.35%         1.35%           17%     $ 45,255

Year Ended July
31, 1999                 0.82%      1.33%         1.34%           18%     $ 70,740

Year Ended
July 31, 1998 (a)        0.89%      1.19%         1.19%           17%     $ 73,165

Year Ended July
31, 1997                 1.52%      1.06%         1.10%           24%     $974,985

EQUITY INCOME FUND

Six Months Ended
January 31, 2002 #       1.17%^^    1.36%^^       1.43%^^         84%      $36,884

Year Ended
July 31, 2001 +          1.22%      1.31%         1.38%          209%      $42,699

Period Ended
July 31, 2000            1.22%      1.38%         1.45%          168%      $39,201

Year Ended July
31, 1999                 1.37%      1.41%         1.58%          134%      $21,526

Year Ended
July 31, 1998 (a)        2.03%      1.42%         1.57%           83%      $26,686

Period Ended July
31, 1997 (b)             2.13%^^    1.30%^^       1.51%^^         27%      $22,273

#        Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from March 20, 1997 (commencement of operations) through July 31, 1997.

                       See notes to financial statements.

                                       26A

A SHARES
Selected data for a share outstanding throughout the period indicated.

                                       Investment Activities                Less Dividends from
                                ------------------------------------ -----------------------------------
                                                Net
                                              Realized
                                                and
                         Net                  Unrealized                               Net                   Net
                        Asset        Net        Gains        Total                   Realized               Asset
                        Value,    Investment   (Losses)       from        Net       Gains from              Value,
                       Beginning    Income       from      Investment  Investment   Investment   Total      End of      Total
                       of Period    (Loss)    Investments  Activities    Income    Transactions Dividends   Period      Return
                       ---------    ------    -----------  ----------    ------    ------------ ---------   ------      ------
GOVERNMENT INCOME FUND

Six Months Ended
January 31, 2002 #      $10.10        0.24         0.03      0.27         (0.26)    --           (0.26)    $10.11        2.70%^

Year Ended July 31,
2001 +                  $ 9.60        0.55         0.50      1.05         (0.55)    --           (0.55)    $10.10       11.25%

Year Ended July 31,
2000                    $ 9.62        0.56        (0.04)     0.52         (0.54)    --           (0.54)    $ 9.60        5.55%

Year Ended July 31,
1999                    $ 9.88        0.54        (0.28)     0.26         (0.52)    --           (0.52)    $ 9.62        2.62%

Year Ended July 31,
1998 (a)                $ 9.75        0.63         0.09      0.72         (0.59)    --           (0.59)    $ 9.88        7.58%

Year Ended July 31,
1997                    $ 9.40        0.58         0.35      0.93         (0.58)    --           (0.58)    $ 9.75       10.21%

LIMITED TERM U.S.
GOVERNMENT FUND

Six Months Ended
January 31, 2002 #      $10.26        0.17         0.03      0.20         (0.17)    --           (0.17)    $10.29        1.99%^

Year Ended July 31,
2001 +                  $ 9.89        0.47         0.37      0.84         (0.47)    --           (0.47)    $10.26        8.71%

Period Ended July 31,
2000 (b)                $ 9.85        0.28         0.02      0.30         (0.26)    --           (0.26)    $ 9.89        3.11%^

Year Ended December
31, 1999                $10.25        0.50        (0.39)     0.11         (0.50)    (0.01)       (0.51)    $ 9.85        1.08%

Year Ended
December 31, 1998       $10.12        0.53         0.14      0.67         (0.53)    (0.01)       (0.54)    $10.25        6.69%

Period Ended December
31, 1997 (c)            $10.00        0.42         0.12      0.54         (0.42)    --           (0.42)    $10.12        5.54%^

#        Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

                       See notes to financial statements.

A SHARES
Selected data for a share outstanding throughout the period indicated.
(Continued)
                               Ratios (to average net assets)/Supplemental Data
                          ------------------------------------------------------------
                                                                                 Net
                                                     Expenses                   Assets,
                              Net                    (before       Portfolio   End of
                           Investment    Net        Reductions/    Turnover    Period
                             Income    Expenses   Reimbursements)    Rate*     (000's)
                             ------    --------   ---------------    -----     -------
GOVERNMENT INCOME FUND

Six Months Ended
January 31, 2002 #           4.73%^^     1.01%^^     1.22%^^          5%         $6,951

Year Ended July 31,
2001 +                       5.47%       0.99%       1.20%           25%         $5,672

Year Ended July 31,
2000                         5.77%       0.85%       1.30%           42%         $5,879

Year Ended July 31,
1999                         5.35%       0.70%       1.90%           27%         $5,436

Year Ended July 31,
1998 (a)                     5.95%       0.71%       1.77%           35%         $8,176

Year Ended July 31,
1997                         5.98%       0.69%       1.29%            3%        $11,622

LIMITED TERM U.S.
GOVERNMENT FUND

Six Months Ended
January 31, 2002 #           3.48%^^     1.12%^^     1.37%^^         19%         $3,561

Year Ended July 31,
2001 +                       4.63%       1.15%       1.42%           31%         $3,003

Period Ended July 31,
2000 (b)                     4.89%^^     1.09%^^     1.36%^^          4%         $3,791

Year Ended
December 31, 1999            4.93%       0.98%       1.40%           17%         $3,571

Year Ended
December 31, 1998            5.16%       1.02%       1.54%           86%         $2,437

Period Ended
December 31, 1997 (c)        5.34%^^     1.00%^^     1.62%^^         52%        $20,103

#        Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

                       See notes to financial statements.

                                       27A

A SHARES
Selected data for a share outstanding throughout the period indicated.

                                       Investment Activities                Less Dividends from
                                ------------------------------------ -----------------------------------
                                                Net
                                             Realized
                                                and
                       Net                  Unrealized                               Net                   Net
                      Asset        Net        Gains        Total                   Realized               Asset
                      Value,    Investment   (Losses)       from        Net       Gains from              Value,
                     Beginning    Income       from      Investment  Investment   Investment   Total      End of      Total
                     of Period    (Loss)    Investments  Activities    Income    Transactions Dividends   Period      Return
                     ---------    ------    -----------  ----------    ------    ------------ ---------   ------      ------
TENNESSEE TAX-EXEMPT
FUND (C)

Six Months Ended
January 31, 2002 #       $10.10    0.15        0.02        0.17         (0.15)          --       (0.15)    $10.12      1.73%^

Year Ended July 31,
2001 +                   $ 9.74    0.36        0.36        0.72         (0.36)          --       (0.36)    $10.10      7.55%

Period Ended July 31,
2000 (a)                 $ 9.55    0.21        0.18        0.39         (0.20)          --       (0.20)    $ 9.74      4.15%^

Year Ended December
31, 1999                 $10.19    0.33       (0.64)      (0.31)        (0.33)          --       (0.33)    $ 9.55     (3.07)%

Year Ended December
31, 1998                 $10.18    0.35        0.08        0.43         (0.35)       (0.07)      (0.42)    $10.19      4.25%

Year Ended December
31, 1997                 $ 9.90    0.44        0.25        0.69         (0.41)          --       (0.41)    $10.18      7.13%

LIMITED TERM
TENNESSEE TAX-EXEMPT
FUND (D)

Six Months Ended
January 31, 2002 #       $10.12    0.13        0.03        0.16         (0.13)          --       (0.13)    $10.15      1.60%^

Year Ended July 31,
2001 +                   $ 9.81    0.30        0.31        0.61         (0.30)          --       (0.30)    $10.12      6.28%

Period Ended July 31,
2000 (a) +               $ 9.69    0.19        0.11        0.30         (0.18)          --       (0.18)    $ 9.81      3.12%^

Year Ended December
31, 1999                 $10.11    0.30       (0.40)      (0.10)        (0.30)       (0.02)      (0.32)    $ 9.69     (1.00)%

Year Ended December
31, 1998                 $10.13    0.32        0.06        0.38         (0.32)       (0.08)      (0.40)    $10.11      3.76%

Period Ended December
31, 1997 (b)             $10.00    0.29        0.13        0.42         (0.29)          --       (0.29)    $10.13      4.26%^

#        Unaudited.
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the Amsouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(c)      Formerly ISG Tennessee Tax-Exempt Fund.
(d)      Formerly ISG Limited Term Tennessee Tax-Exempt Fund.

                       See notes to financial statements.

A SHARES
Selected data for a share outstanding throughout the period indicated.
(Continued)

                             Ratios (to average net assets)/Supplemental Data
                        ------------------------------------------------------------
                                                                              Net
                                                    Expenses                 Assets,
                            Net                     (before      Portfolio   End of
                         Investment    Net        Reductions/    Turnover    Period
                           Income    Expenses   Reimbursements)    Rate*     (000's)
                           ------    --------   ---------------    -----     -------
TENNESSEE TAX-EXEMPT
FUND (C)

Six Months Ended
January 31, 2002 #           2.97%^^    1.10%^^    1.34%^^           48%        $2,934

Year Ended July 31,
2001 +                       3.63%      1.09%      1.33%            123%        $3,764

Period Ended July 31,
2000 (a)                     3.78%^^    1.13%^^    1.27%^^           23%        $2,919

Year Ended December
31, 1999                     3.34%      1.25%      1.26%             64%        $3,324

Year Ended December
31, 1998                     3.37%      1.20%      1.20%            155%        $2,919

Year Ended December
31, 1997                     4.13%      0.84%      1.09%            253%        $1,669

LIMITED TERM
TENNESSEE TAX-EXEMPT
FUND (D)

Six Months Ended
January 31, 2002 #           2.56%^^    1.30%^^    1.69%^^           81%       $11,814

Year Ended July 31,
2001 +                       2.95%      1.28%      1.66%            111%       $12,886

Period Ended July 31,
2000 (a) +                   3.29%^^    1.16%^^    1.49%^^           20%       $15,489

Year Ended December
31, 1999                     3.07%      1.08%      1.55%             52%       $19,361

Year Ended December
31, 1998                     3.11%      1.05%      1.52%            189%       $19,439

Period Ended December
31, 1997 (b)                 3.48%^^    0.98%^^    1.52%^^          179%       $22,893

#        Unaudited.
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the Amsouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from February 28, 1997 (commencement of operations) through December 31, 1997.
(c)      Formerly ISG Tennessee Tax-Exempt Fund.
(d)      Formerly ISG Limited Term Tennessee Tax-Exempt Fund.

                       See notes to financial statements.

                                      28A

B SHARES
Selected data for a share outstanding throughout the period indicated.

                                       Investment Activities                Less Dividends from
                                ------------------------------------ -----------------------------------
                                                 Net
                                              Realized
                                                and
                         Net                  Unrealized                               Net                   Net
                        Asset        Net        Gains        Total                   Realized               Asset
                        Value,    Investment   (Losses)       from        Net       Gains from              Value,
                       Beginning    Income       from      Investment  Investment   Investment   Total      End of      Total
                       of Period    (Loss)    Investments  Activities    Income    Transactions Dividends   Period      Return
                       ---------    ------    -----------  ----------    ------    ------------ ---------   ------      ------
VALUE FUND

Six Months Ended
January 31, 2002 #      $20.15       (0.01)      (1.22)     (1.23)       (0.02)    (1.61)       (1.63)      $17.29       (6.02)%^

Year Ended July 31,
2001 +                  $19.41       (0.03)       3.58       3.55        (0.04)    (2.77)       (2.81)      $20.15       20.09%

Year Ended July 31,
2000                    $25.14        0.07       (2.19)     (2.12)       (0.11)    (3.50)       (3.61)      $19.41       (8.86)%

Year Ended July 31,
1999                    $24.55        0.02        3.10       3.12        (0.06)    (2.47)       (2.53)      $25.14       14.03%

Period Ended
July 31, 1998 (a)       $23.15        0.09        2.68       2.77        (0.12)    (1.25)       (1.37)      $24.55       12.49%^

EQUITY INCOME FUND

Six Months Ended
January 31, 2002 #      $12.42        0.02       (0.26)     (0.24)       (0.06)      --         (0.06)      $12.12       (1.93)%^

Year Ended July 31,
2001 +                  $14.48        0.07       (2.04)     (1.97)       (0.09)      --         (0.09)      $12.42      (13.64)%

Period Ended
July 31, 2000           $13.05        0.07        2.24       2.31        (0.07)    (0.81)       (0.88)      $14.48       18.24%

Year Ended July 31,
1999                    $11.86        0.07        1.47       1.54        (0.09)    (0.26)       (0.35)      $13.05       13.34%

Period Ended
July 31, 1998 (a)       $11.60        0.15        0.68       0.83        (0.16)    (0.41)       (0.57)      $11.86        7.26%^

#        Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.

                       See notes to financial statements.

B SHARES
Selected data for a share outstanding throughout the period indicated.
(Continued)

                           Ratios (to average net assets)/Supplemental Data
                      ------------------------------------------------------------
                                                                             Net
                                                   Expenses                 Assets,
                           Net                     (before      Portfolio   End of
                        Investment    Net        Reductions/    Turnover    Period
                          Income    Expenses   Reimbursements)    Rate*     (000's)
                          ------    --------   ---------------    -----     -------
VALUE FUND

Six Months Ended
January 31, 2002 #        (0.31)%^^    2.11%^^    2.11%^^            26%     $14,170

Year Ended July 31,
2001 +                    (0.16)%      2.09%      2.10%              43%     $10,322

Year Ended July 31,
2000                       0.32%       2.10%      2.11%              17%      $7,949

Year Ended July 31,
1999                       0.05%       2.08%      2.09%              18%     $12,394

Period Ended
July 31, 1998 (a)          0.26%^^     2.11%^^    2.11%^^            17%      $7,929

EQUITY INCOME FUND

Six Months Ended
January 31, 2002 #         0.43%^^     2.10%^^    2.18%^^            84%     $25,602

Year Ended July 31,
2001 +                     0.49%       2.05%      2.13%             209%     $28,678

Period Ended
July 31, 2000              0.49%       2.09%      2.20%             168%     $28,153

Year Ended July 31,
1999                       0.61%       2.16%      2.33%             134%      $7,919

Period Ended
July 31, 1998 (a)          1.29%^^     2.19%^^    2.35%^^            83%      $7,733

#        Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.

                       See notes to financial statements.

                                      29A

B SHARES
Selected data for a share outstanding throughout the period indicated

                                       Investment Activities                Less Dividends from
                                ------------------------------------ -----------------------------------
                                                  Net
                                               Realized
                                                  and
                         Net                  Unrealized                               Net                   Net
                        Asset        Net        Gains        Total                   Realized               Asset
                        Value,    Investment   (Losses)       from        Net       Gains from              Value,
                       Beginning    Income       from      Investment  Investment   Investment   Total      End of      Total
                       of Period    (Loss)    Investments  Activities    Income    Transactions Dividends   Period      Return
                       ---------    ------    -----------  ----------    ------    ------------ ---------   ------      ------
GOVERNMENT INCOME FUND

Six Months Ended
January 31, 2002 #       $10.10        0.21        0.03       0.24         (0.23)    --           (0.23)    $10.11         2.33%^

Year Ended July 31,
2001 +                   $ 9.61        0.47        0.51       0.98         (0.49)    --           (0.49)    $10.10        10.36%

Year Ended July 31,
2000 (a)                 $ 9.48        0.18        0.10       0.28         (0.15)    --           (0.15)    $ 9.61         2.98%^

LIMITED TERM U.S.
GOVERNMENT FUND

Six Months Ended
January 31, 2002 #       $10.27        0.13        0.02       0.15         (0.14)    --           (0.14)    $10.28         1.46%^

Year Ended July 31,
2001 +                   $ 9.90        0.38        0.39       0.77         (0.40)    --           (0.40)    $10.27         7.91%

Period Ended July 31,
2000 (b)                 $ 9.86        0.25        0.01       0.26         (0.22)    --           (0.22)    $ 9.90         2.67%^

Year Ended December
31, 1999                 $10.26        0.41       (0.39)      0.02         (0.41)    (0.01)       (0.42)    $ 9.86         0.22%

Period Ended
December 31, 1998 (c)    $10.12        0.35        0.15       0.50         (0.35)    (0.01)       (0.36)    $10.26         4.98%^

#        Unaudited.
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements.

B SHARES
Selected data for a share outstanding throughout the period indicated
(Continued)

                             Ratios (to average net assets)/Supplemental Data
                        ------------------------------------------------------------
                                                                              Net
                                                 Expenses                    Assets,
                           Net                    (before        Portfolio   End of
                        Investment     Net       Reductions/     Turnover    Period
                          Income     Expenses  Reimbursements)     Rate*     (000's)
                          ------     --------  ---------------     -----     -------
GOVERNMENT INCOME FUND

Six Months Ended
January 31, 2002 #          4.00%^^     1.76%^^    1.97%^^             5%     $2,545

Year Ended July 31,
2001 +                      4.65%       1.74%      1.95%              25%     $1,635

Year Ended July 31,
2000 (a)                    4.77%^^     1.75%^^    1.98%^^            42%       $520

LIMITED TERM U.S.
GOVERNMENT FUND

Six Months Ended
January 31, 2002 #          2.71%^^     1.86%^^    2.12%^^            19%     $2,239

Year Ended July 31,
2001 +                      3.75%       1.90%      2.17%              31%       $737

Period Ended July 31,
2000 (b)                    4.13%^^     1.88%^^    2.06%^^             4%       $378

Year Ended December
31, 1999                    4.06%       1.83%      1.99%              17%       $462

Period Ended
December 31, 1998 (c)       4.01%^^     1.97%^^    2.24%^^            86%       $430

#        Unaudited.
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) For the period from March 13, 2000 (commencement of operations) through July 31, 2000.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from March 3, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements.

                                      30A

B SHARES
Selected data for a share outstanding throughout the period indicated

                                       Investment Activities                Less Dividends from
                                ------------------------------------ -----------------------------------
                                                  Net
                                               Realized
                                                 and
                         Net                  Unrealized                               Net                   Net
                        Asset        Net        Gains        Total                   Realized               Asset
                        Value,    Investment   (Losses)       from        Net       Gains from              Value,
                       Beginning    Income       from      Investment  Investment   Investment   Total      End of      Total
                       of Period    (Loss)    Investments  Activities    Income    Transactions Dividends   Period      Return
                       ---------    ------    -----------  ----------    ------    ------------ ---------   ------      ------
TENNESSEE TAX- EXEMPT
FUND (e)

Six Months Ended
January 31, 2002 #       $10.12        0.12        0.01       0.13         (0.12)    --           (0.12)    $10.13         1.24%^

Year Ended July 31,
2001 +                   $ 9.76        0.29        0.36       0.65         (0.29)    --           (0.29)    $10.12         6.75%

Period Ended July 31,
2000 (a)                 $ 9.57        0.17        0.18       0.35         (0.16)    --           (0.16)    $ 9.76         3.74%^

Year Ended December
31, 1999                 $10.21        0.27       (0.64)     (0.37)        (0.27)    --           (0.27)    $ 9.57        (3.65)%

Period Ended December
31, 1998 (b)             $10.22        0.26        0.06       0.32         (0.26)    (0.07)       (0.33)    $10.21         3.17%^

LIMITED TERM
TENNESSEE TAX-EXEMPT
FUND (f)

Six Months Ended
January 31, 2002 #       $10.12        0.09        0.04       0.13         (0.10)    --           (0.10)    $10.15         1.24%^

Year Ended July 31,
2001 +                   $ 9.81        0.22        0.31       0.53         (0.22)    --           (0.22)    $10.12         5.51%

Period Ended July 31,
2000 (a) +               $ 9.68        0.15        0.11       0.26         (0.13)    --           (0.13)    $ 9.81         2.74%^

Year Ended December
31, 1999                 $10.10        0.22       (0.40)     (0.18)        (0.22)    (0.02)       (0.24)    $ 9.68        (1.84)%

Period Ended December
31, 1998 (d)             $10.18        0.20       --          0.20         (0.20)    (0.08)       (0.28)    $10.10         1.94%^

#        Unaudited.
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year to July 31.
(b) For the period from February 24, 1998 (commencement of operations) through December 31, 1999.
(c)      There were no fee reductions in this period.
(d) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(e)      Formerly ISG Tennessee Tax-Exempt Fund.
(f)      Formerly ISG Limited Term Tennessee Tax-Exempt Fund.

                       See notes to financial statements.

B SHARES
Selected data for a share outstanding throughout the period indicated
(Continued)

                             Ratios (to average net assets)/Supplemental Data
                        ------------------------------------------------------------
                                                                              Net
                                                    Expenses                 Assets,
                            Net                     (before      Portfolio   End of
                         Investment    Net        Reductions/    Turnover    Period
                           Income    Expenses   Reimbursements)    Rate*     (000's)
                           ------    --------   ---------------    -----     -------
TENNESSEE TAX-EXEMPT
FUND (e)

Six Months Ended
January 31, 2002 #           2.21%^^     1.85%^^    2.09%^^            48%     $1,470

Year Ended July 31,
2001 +                       2.85%       1.84%      2.08%             123%     $1,432

Period Ended July 31,
2000 (a)                     3.07%^^     1.83%^^    1.96%^^            23%     $1,054

Year Ended December
31, 1999                     2.72%       1.84%      1.85%              64%     $1,288

Period Ended December
31, 1998 (b)                 2.50%^^     1.95%^^       (c)            155%     $1,397

LIMITED TERM
TENNESSEE TAX-EXEMPT
FUND (f)

Six Months Ended
January 31, 2002 #           1.75%^^     2.05%^^    2.44%^^            81%       $428

Year Ended July 31,
2001 +                       2.13%       2.03%      2.41%             111%       $426

Period Ended July 31,
2000 (a) +                   2.50%^^     1.97%^^    2.21%^^            20%       $289

Year Ended December
31, 1999                     2.21%       1.93%      2.15%              52%       $612

Period Ended December
31, 1998 (d)                 2.02%^^     2.05%^^    2.27%^^           189%       $732

#        Unaudited.
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year to July 31.
(b) For the period from February 24, 1998 (commencement of operations) through December 31, 1999.
(c)      There were no fee reductions in this period.
(d) For the period from February 3, 1998 (commencement of operations) through December 31, 1998.
(e)      Formerly ISG Tennessee Tax-Exempt Fund.
(f)      Formerly ISG Limited Term Tennessee Tax-Exempt Fund.

                       See notes to financial statements.

                                       31A

TRUST SHARES
Selected data for a share outstanding throughout the period indicated

                                       Investment Activities                Less Dividends from
                                ------------------------------------ -----------------------------------
                                                Net
                                             Realized
                                                and
                       Net                  Unrealized                               Net                   Net
                      Asset        Net        Gains        Total                   Realized               Asset
                      Value,    Investment   (Losses)       from        Net       Gains from              Value,
                     Beginning    Income       from      Investment  Investment   Investment   Total      End of      Total
                     of Period    (Loss)    Investments  Activities    Income    Transactions Dividends   Period      Return
                     ---------    ------    -----------  ----------    ------    ------------ ---------   ------      ------
VALUE FUND

Six Months Ended
January 31, 2002 #    $20.34        0.06       (1.22)     (1.16)        (0.06)    (1.61)       (1.67)    $17.51       (5.61)%^

Year Ended
July 31, 2001 +       $19.53        0.15        3.59       3.74         (0.16)    (2.77)       (2.93)    $20.34       21.10%

Year Ended
July 31, 2000         $25.27        0.28       (2.24)     (1.96)        (0.28)    (3.50)       (3.78)    $19.53       (8.11)%

Year Ended
July 31, 1999         $24.57        0.26        3.16       3.42         (0.25)    (2.47)       (2.72)    $25.27       15.43%

Year Ended
July 31, 1998 (a)     $22.51        0.28        3.31       3.59         (0.28)    (1.25)       (1.53)    $24.57       12.46%(^^)

EQUITY INCOME FUND

Six Months Ended
January 31, 2002 #    $12.51        0.07       (0.27)     (0.20)        (0.09)    --           (0.09)    $12.22       (1.55)%^

Year Ended
July 31, 2001 +       $14.57        0.19       (2.05)     (1.86)        (0.20)    --           (0.20)    $12.51      (12.88)%

Period Ended
July 31, 2000         $13.10        0.20        2.27       2.47         (0.19)    (0.81)       (1.00)    $14.57       19.55%

Year Ended
July 31, 1999         $11.89        0.19        1.47       1.66         (0.19)    (0.26)       (0.45)    $13.10       14.43%

Year Ended
July 31, 1998 (a)     $11.35        0.25        0.95       1.20         (0.25)    (0.41)       (0.66)    $11.89        7.54%(^)

#        Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(^) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 10.82%.
(^^) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 16.52%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

                       See notes to financial statements.

TRUST SHARES
Selected data for a share outstanding throughout the period indicated
(Continued)

                             Ratios (to average net assets)/Supplemental Data
                        ------------------------------------------------------------
                                                                            Net
                                                  Expenses                 Assets,
                          Net                     (before      Portfolio   End of
                       Investment    Net        Reductions/    Turnover    Period
                         Income    Expenses   Reimbursements)    Rate*     (000's)
                         ------    --------   ---------------    -----     -------
VALUE FUND

Six Months Ended
January 31, 2002 #        0.62%^^    1.21%^^    1.26%^^            26%     $512,212

Year Ended
July 31, 2001 +           0.76%      1.19%      1.25%              43%     $565,484

Year Ended
July 31, 2000             1.30%      1.13%      1.15%              17%     $560,804

Year Ended
July 31, 1999             1.07%      1.08%      1.09%              18%     $960,660

Year Ended
July 31, 1998 (a)         1.26%^^    1.09%^^    1.10%^^            17%     $947,575

EQUITY INCOME FUND

Six Months Ended
January 31, 2002 #        1.31%^^    1.21%^^    1.33%^^            84%      $57,644

Year Ended
July 31, 2001 +           1.38%      1.17%      1.28%             209%      $77,078

Period Ended
July 31, 2000             1.35%      1.19%      1.32%             168%     $107,121

Year Ended
July 31, 1999             1.59%      1.16%      1.33%             134%      $10,908

Year Ended
July 31, 1998 (a)         2.34%^^    1.19%^^    1.35%^^            83%       $8,087

#        Unaudited.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(^) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 10.82%.
(^^) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 16.52%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.

                       See notes to financial statements.

                                       32A

TRUST SHARES
Selected data for a share outstanding throughout the period indicated

                                       Investment Activities                Less Dividends from
                                ------------------------------------ -----------------------------------
                                                Net
                                             Realized
                                                and
                       Net                  Unrealized                               Net                   Net
                      Asset        Net        Gains        Total                   Realized               Asset
                      Value,    Investment   (Losses)       from        Net       Gains from              Value,
                     Beginning    Income       from      Investment  Investment   Investment   Total      End of      Total
                     of Period    (Loss)    Investments  Activities    Income    Transactions Dividends   Period      Return
                     ---------    ------    -----------  ----------    ------    ------------ ---------   ------      ------
GOVERNMENT INCOME FUND

Six Months Ended
January 31, 2002 #      $10.10        0.25         0.03      0.28         (0.27)    --           (0.27)    $10.11        2.78%^

Year Ended July 31,
2001 +                  $ 9.61        0.56         0.50      1.06         (0.57)    --           (0.57)    $10.10       11.30%

Year Ended July 31,
2000                    $ 9.62        0.57        (0.03)     0.54         (0.55)    --           (0.55)    $ 9.61        5.91%

Year Ended July 31,
1999                    $ 9.87        0.54        (0.26)     0.28         (0.53)    --           (0.53)    $ 9.62        2.72%

Year Ended July 31,
1998 (a)                $ 9.66        0.59         0.17      0.76         (0.55)    --           (0.55)    $ 9.87        7.58%!

LIMITED TERM U.S.
GOVERNMENT FUND

Six Months Ended
January 31, 2002 #      $10.26        0.18         0.02      0.20         (0.18)    --           (0.18)    $10.28        1.97%^

Year Ended July 31,
2001 +                  $ 9.89        0.48         0.38      0.86         (0.49)    --           (0.49)    $10.26        8.88%

Period Ended July 31,
2000 (b)                $ 9.85        0.29         0.02      0.31         (0.27)    --           (0.27)    $ 9.89        3.18%^

Year Ended December
31, 1999                $10.25        0.50        (0.39)     0.11         (0.50)    (0.01)       (0.51)    $ 9.85        1.08%

Year Ended
December 31, 1998 (c)   $10.29        0.03        (0.04)    (0.01)        (0.03)    --           (0.03)    $10.25       (0.14%)^

#        Unaudited.
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
! Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 8.04%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements.

TRUST SHARES
Selected data for a share outstanding throughout the period indicated
(Continued)

                             Ratios (to average net assets)/Supplemental Data
                        ------------------------------------------------------------
                                                                              Net
                                                    Expenses                 Assets,
                            Net                     (before      Portfolio   End of
                         Investment    Net        Reductions/    Turnover    Period
                           Income    Expenses   Reimbursements)    Rate*     (000's)
                           ------    --------   ---------------    -----     -------
GOVERNMENT INCOME FUND

Six Months Ended
January 31, 2002 #           4.86%^^    0.86%^^    1.12%^^             5%    $286,925

Year Ended July 31,
2001 +                       5.62%      0.84%      1.10%              25%    $302,099

Year Ended July 31,
2000                         5.68%      0.85%      1.13%              42%    $356,642

Year Ended July 31,
1999                         5.44%      0.60%      1.65%              27%     $ 3,150

Year Ended July 31,
1998 (a)                     5.72%^^    0.63%^^    1.80%^^            35%     $ 2,521

LIMITED TERM U.S.
GOVERNMENT FUND

Six Months Ended
January 31, 2002 #           3.62%^^    0.97%^^    1.27%^^            19%     $44,895

Year Ended July 31,
2001 +                       4.76%      1.00%      1.32%              31%     $32,351

Period Ended July 31,
2000 (b)                     5.00%^^    0.99%^^    1.21%^^             4%     $37,648

Year Ended December
31, 1999                     4.94%      0.98%      1.14%              17%     $42,281

Year Ended
December 31, 1998 (c)        5.29%^^    0.69%^^    0.96%^^            86%     $46,344

#        Unaudited.
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
! Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 8.04%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                       See notes to financial statements.

                                       33A

TRUST SHARES
Selected data for a share outstanding throughout the period indicated

                                       Investment Activities                Less Dividends from
                                ------------------------------------ -----------------------------------
                                                Net
                                             Realized
                                                and
                       Net                  Unrealized                               Net                   Net
                      Asset        Net        Gains        Total                   Realized               Asset
                      Value,    Investment   (Losses)       from        Net       Gains from              Value,
                     Beginning    Income       from      Investment  Investment   Investment   Total      End of      Total
                     of Period    (Loss)    Investments  Activities    Income    Transactions Dividends   Period      Return
                     ---------    ------    -----------  ----------    ------    ------------ ---------   ------      ------
TENNESSEE TAX EXEMPT
FUND (c)

Six Months Ended
January 31, 2002 #      $10.10        0.16        0.01       0.17         (0.16)    --           (0.16)   $10.11         1.70%^

Year Ended July 31,
2001 +                  $ 9.74        0.38        0.36       0.74         (0.38)    --           (0.38)   $10.10         7.70%

Year Ended July 31,
2000 (a)                $ 9.55        0.22        0.18       0.40         (0.21)    --           (0.21)   $ 9.74         4.26%^

Year Ended December
31, 1999                $10.19        0.35       (0.64)     (0.29)        (0.35)    --           (0.35)   $ 9.55        (2.83)%

Year Ended December
31, 1998                $10.18        0.37        0.08       0.45         (0.37)    (0.07)       (0.44)   $10.19         4.52%

Period Ended            $10.05        0.10        0.13       0.23         (0.10)    --           (0.10)   $10.18         2.35%^
December 31, 1997 (b)

#        Unaudited.
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(^) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.27%.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(c)      Formerly ISG Tennessee Tax-Exempt Fund.

                       See notes to financial statements.

TRUST SHARES
Selected data for a share outstanding throughout the period indicated

                              Ratios (to average net assets)/Supplemental Data
                         ------------------------------------------------------------
                                                                             Net
                                                   Expenses                 Assets,
                            Net                     (before      Portfolio   End of
                         Investment    Net        Reductions/    Turnover    Period
                           Income    Expenses   Reimbursements)    Rate*     (000's)
                           ------    --------   ---------------    -----     -------
TENNESSEE TAX EXEMPT
FUND (c)

Six Months Ended
January 31, 2002 #          3.11%^^    0.95%^^       1.24%^^         48%     $ 52,741

Year Ended July 31,
2001 +                      3.77%      0.94%         1.23%          123%     $ 56,693

Year Ended July 31,
2000 (a)                    3.95%^^    0.95%^^       1.11%^^         23%     $ 65,160

Year Ended December
31, 1999                    3.57%      1.00%         1.00%           64%     $ 75,537

Year Ended December
31, 1998                    3.65%      0.95%         0.95%          155%     $ 91,687

Period Ended                4.22%^^    0.56%^^       0.87%^^        253%     $100,742
December 31, 1997 (b)

#        Unaudited.
+        Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^        Not annualized.
^^       Annualized.
(^) Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.27%.
(a) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b) For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(c)      Formerly ISG Tennessee Tax-Exempt Fund.

                       See notes to financial statements.

                                       34A

                      INFORMATION ABOUT THE REORGANIZATIONS

PLAN OF REORGANIZATION

         The Plan provides that, for each Reorganization, on the Closing Date therefor (presently expected to be on or about November 1, 2002 or November 8, 2002), an Acquiring Fund will acquire all the assets of the corresponding Acquired Fund in exchange solely for the Acquiring Fund's Shares and the Acquiring Fund's assumption of all the Acquired Fund's liabilities. The Acquired Fund will then distribute those Shares to its shareholders, by class. Thus, shareholders of each Acquired Fund will become shareholders of the corresponding class of the corresponding Acquiring Fund as of the close of business on the applicable Closing Date.

         Immediately after a Reorganization, each former shareholder of the participating Acquired Fund will own Shares of the corresponding class of the corresponding Acquiring Fund equal in NAV to the aggregate NAV of that shareholder's Acquired Fund Shares immediately before the Reorganization. An Acquiring Fund's NAV per Share will not change as a result of a Reorganization. Thus, the Reorganizations will not result in a dilution of the interest of any Acquiring Fund shareholder. The Acquired Funds will be liquidated after the Reorganizations.

         Each Reorganization is independent of, and is not contingent on, consummation of the other Reorganizations. The consummation of each Reorganization is subject to a number of conditions set forth in the Plan, including the receipt of an opinion in form and substance reasonably satisfactory to AmSouth Funds, as described under "Federal Income Tax Considerations" below. AmSouth Funds may terminate the Plan with respect to any Reorganization, and abandon any Reorganization, before the applicable Closing Date, at any time before or after approval by the participating Acquired Fund's shareholders, if the Trustees believe that proceeding with that Reorganization would be inadvisable for either participating Fund. In addition, the Plan may be amended in any manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on an Acquired Fund's shareholders' interests.

         The Advisor and the Funds will bear the expenses related to each Reorganization equally. Those expenses will likely include legal fees, transfer taxes (if any), fees of banks and transfer agents, and the costs of preparing, printing, copying, and mailing proxy solicitation materials to the Acquired Funds' shareholders and the costs of holding the Meeting.

         The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, the form of which is attached hereto as Appendix A and incorporated herein by this reference.

REASONS FOR THE REORGANIZATIONS

         At a meeting held on June 18, 2002, the Trustees, including the Independent Trustees, unanimously determined that the Reorganizations would be in the best interests of the Funds and their existing shareholders. The Trustees also unanimously determined that the interests of such shareholders would not be diluted as a result of effecting the Reorganizations. At that meeting, all of the Trustees, including the Independent Trustees, unanimously approved the Reorganizations and recommended approval of the Plan.

         In particular, the Trustees determined that the Reorganizations offer the following benefits:

         o DILUTION: The Trustees were informed that the interests of the Funds' shareholders would not be diluted as a result of the Reorganizations and that the shareholders of each Acquired Fund would receive, in the aggregate, Shares of the corresponding Acquiring Fund equal in value to the net value of the assets of the Acquired Fund.

         o SIMILARITY OF INVESTMENT OBJECTIVES AND STRATEGIES: The Trustees were informed that the investment objectives and/or strategies of each Acquired Fund are substantially similar to or otherwise compatible with the investment objectives and/or strategies of the corresponding Acquiring Fund.

         o EXPENSES: The Trustees considered the following information regarding each of the three Reorganizations:

               LIMITED TERM U.S. GOVERNMENT FUND AND GOVERNMENT INCOME FUND. For all classes of Shares of these Funds, the expense ratios of the Acquiring Fund were lower than the expense ratios of the Acquired Fund for the fiscal year ended July 31, 2001. The Advisor voluntarily capped "other expenses" of each class of Acquiring Fund Shares at a lower level than "other expenses" of the Acquired Fund, and the advisory fees paid by each Fund are the same. As a result of the Reorganization, on a PRO FORMA basis it is projected that the expenses of each class of Acquiring Fund Shares will remain the same. In addition, the Advisor intends to continue to cap expenses of the Acquiring Fund at a lower level than expenses of the Acquired Fund. Accordingly, it is projected that the Reorganization will result in lowering the expenses paid by shareholders of the Acquired Fund and will not impact the expenses paid by shareholders of the Acquiring Fund. However, the increase in the asset size of the Acquiring Fund should help contribute to the lowering of expense ratios in the future. Any fee waiver or expense reimbursement by the Advisor is voluntary and may be discontinued by the Advisor at any time.

               LIMITED TERM TENNESSEE TAX-EXEMPT FUND AND TENNESSEE TAX-EXEMPT FUND. For all classes of Shares of these Funds, the expense ratios of the Acquiring Fund were lower than the expense ratios of the Acquired Fund for the fiscal year ended July 31, 2001. The Advisor also voluntarily capped "other expenses" of each class of Acquiring Fund Shares at a lower level than "other expenses" of the Acquired Fund, and the advisory fees paid by each Fund are the same. As a result of the Reorganization, on a PRO FORMA basis, it is projected that the expenses of each class of Acquiring Fund Shares will decline. In addition, the Advisor intends to cap expenses of the Acquiring Fund at a lower level than expenses of the Acquired Fund. Accordingly, it is projected that the Reorganization will result in lowering the expenses paid by shareholders of the Acquired Fund and will not impact the expenses paid by shareholders of the Acquiring Fund. However, the increase in the asset size of the Acquiring Fund should help contribute to the lowering of expense ratios in the future. Any fee waiver or expense reimbursement by the Advisor is voluntary and may be discontinued by the Advisor at any time.

              EQUITY INCOME FUND AND VALUE FUND. Before expense reimbursements, for all classes of Shares of these Funds, the expense ratios of the Acquiring Fund were lower than the expense ratios of the Acquired Fund for the fiscal year ended July 31, 2001. The Advisor also has voluntarily capped "other expenses" of these Funds. However, the expense cap for the Class A Shares and Class B Shares of the Acquiring Fund was three basis points higher than the expense cap for the Class A Shares and Class B Shares of the Acquired Fund, and the expense cap for the Trust Shares of the Acquiring Fund was two basis points higher than the expense cap for the Trust Shares of the Acquired Fund. The advisory fees paid by each Fund are the same. As a result of the Reorganization, on a pro forma basis, it is projected that the expenses of each class of Acquiring Fund Shares will remain the same. However, the

              Advisor does not intend to change the expense cap for the Acquiring Fund. Accordingly, it is projected that the expense ratio for the Class A Shares and Class B Shares of the Acquired Fund will increase by three basis points, and the expense ratio for the Trust Shares of the Acquired Fund will increase by two basis points. It is also projected that the Reorganization will not impact the expenses paid by shareholders of the Acquiring Fund. However, the increase in the asset size of the Acquiring Fund should help contribute to the lowering of expense ratios in the future.

         o PERFORMANCE: The Trustees received information relating to the performance of the Acquiring Funds, both on an absolute basis and in comparison to relevant benchmarks and industry averages. The information showed that the long-term performance of each Acquiring Fund has been superior to that of the corresponding Acquired Fund. Of course, past performance does not predict future results.

         o ASSETS: The Trustees considered that each Reorganization would permit Acquired Fund shareholders to pursue similar investment objectives in the context of a larger Fund immediately following the Reorganization. It is anticipated that each Acquiring Fund will more likely experience asset growth and more stable cash flow in the future than would have been the case for the corresponding Acquired Fund. This should enhance the Advisor's ability to manage the Acquiring Funds with greater investment flexibility and offer shareholders the benefits associated with the resulting economies of scale attributable to the larger asset size of each Acquiring Fund.

         o TAX-FREE NATURE OF THE REORGANIZATIONS: The Trustees were informed that the Reorganizations would be accomplished without resulting in the imposition of federal income tax on the Funds or their shareholders, except with respect to taxable distributions of net gains from sales described under "Operating Procedures" above.

         o REORGANIZATION COSTS: The Trustees were informed of the Advisor's recommendation in favor of the Reorganizations and that the Advisor would share the costs of each Reorganization equally with the participating Funds.

         o ALTERNATIVES TO THE REORGANIZATIONS: The Trustees were informed that alternatives to the Reorganizations include liquidation of the Acquired Funds or keeping the Acquired Funds in existence at present asset and expense levels.

         THEREFORE, THE TRUSTEES UNANIMOUSLY APPROVED THE REORGANIZATIONS AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE ACQUIRED FUNDS' SHAREHOLDERS AT THE MEETING.

FEDERAL INCOME TAX CONSIDERATIONS

         Each Reorganization is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended ("Code"). AmSouth Funds will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, with respect to each Reorganization substantially to the following effect:

         (1) The Acquiring Fund's acquisition of the Acquired Fund's assets in exchange solely for the Acquiring Fund's Shares and the Acquiring Fund's assumption of the Acquired Fund's liabilities, followed by the Acquired Fund's distribution of those Shares PRO RATA to its shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) The Acquired Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's liabilities or on the subsequent distribution of those Shares to the Acquired Fund's shareholders in constructive exchange for their Acquired Fund Shares;

         (3) The Acquiring Fund will recognize no gain or loss on its receipt of the Acquired Fund's assets in exchange solely for the Acquiring Fund's Shares and its assumption of the Acquired Fund's liabilities;

         (4) The Acquiring Fund's basis in the Acquired Fund assets it receives will be the same as the Acquired Fund's basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor;

         (5) An Acquired Fund shareholder will recognize no gain or loss on the constructive exchange of all of his or her Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

         (6) An Acquired Fund shareholder's aggregate basis in the Acquiring Fund Shares he or she receives in the Reorganization will be the same as the aggregate basis in his or her Acquired Fund Shares constructively surrendered in exchange for those Acquiring Fund Shares, and his or her holding period for those Acquiring Fund Shares will include his or her holding period for those Acquired Fund Shares, provided the shareholder holds them as capital assets on the Closing Date.

         The opinion may state that no opinion is expressed as to the effect of any Reorganization on any Fund or shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. An Acquiring Fund's utilization after a Reorganization of any pre-Reorganization capital losses realized by the corresponding Acquired Fund could be subject to limitation in future years under the Code.

         You should consult your tax adviser regarding the effect, if any, of the Reorganizations in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, you also should consult your tax adviser as to state and local tax consequences to you, if any, of the Reorganizations.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

         Shares of AmSouth Funds have no subscription or preemptive rights and only conversion or exchange rights the Trustees may grant in their discretion. Acquiring Fund Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. Each shareholder is entitled to one vote per Share and a proportionate fractional vote for any fractional Share.

         The Declaration of Trust permits AmSouth Funds to divide its Shares of any series, without shareholder approval, into one or more classes of Shares having preferences and special or relative rights and privileges the Trustees may determine. Shares of each Fund are currently divided into three classes:
Class A, Class B, and Trust Shares, which will be distributed as applicable by AmSouth Funds in connection with each Reorganization.

         Under Massachusetts law, AmSouth Funds' shareholders could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of AmSouth Funds. The Declaration of Trust provides for indemnification out of AmSouth Funds' property for all loss and expense of any shareholder held personally liable for any obligations of AmSouth Funds. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which AmSouth Funds would be unable to meet its obligations. The likelihood of those circumstances is remote.

         As shareholders of the larger Acquiring Funds following the Reorganization, the former Acquired Fund shareholders will possess less proportional voting power when they vote separately as Acquiring Fund shareholders, or shareholders of the classes thereof, than they had when they voted separately as shareholders of the smaller Acquired Funds.

                                 CAPITALIZATION

         The following tables (UNAUDITED) set forth as of April 30, 2002, (i) the capitalization of each Acquired Fund, (ii) the capitalization of each Acquiring Fund, and (iii) pro forma capitalization of the Combined Fund.

                                                EQUITY INCOME FUND/VALUE FUND

                               EQUITY INCOME FUND                                         VALUE FUND
                               ------------------                                         ----------
                  CLASS A           CLASS B            TRUST             CLASS A           CLASS B             TRUST
Net
Assets($)       $34,732,038.71    $25,039,861.68    $51,369,843.36    $135,292,905.59    $17,623,282.95    $521,832,259.10

Shares           2,853,284,811     2,074,039,599     4,215,687,599      7,650,844,483     1,011,831,463     29,561,767,513

Net Asset
Value per
Share ($)               $12.17            $12.07            $12.19             $17.68            $17.42             $17.65

                                                     COMBINED FUND PRO FORMA
                                                     -----------------------
                                CLASS A                  CLASS B               TRUST
Net Assets($)                   $170,024,944.30          $42,663,144.63        $573,202,102.46

Shares                            9,614,949,146           2,449,481,868         32,471,866,190

Net Asset Value per Share
($)                                      $17.68                  $17.42                 $17.65

                                 LIMITED TERM U.S. GOVERNMENT FUND/GOVERNMENT INCOME FUND

                          LIMITED TERM U.S. GOVERNMENT FUND                       GOVERNMENT INCOME FUND
                          ---------------------------------                       ----------------------
                      CLASS A         CLASS B           TRUST           CLASS A         CLASS B           TRUST
Net Assets($)       $3,209,806.83   $2,834,663.48    $32,955,326.02   $6,789,957.20   $2,598,964.61   $287,899,473.36

Shares                312,245,798     275,789,937     3,206,291,855     673,123,701     257,685,956    28,538,697,474

Net Asset Value
per Share ($)          $10.28          $10.28           $10.28           $10.09          $10.09           $10.09

                                               COMBINED FUND PRO FORMA
                                               -----------------------
                                    CLASS A           CLASS B               TRUST
Net Assets($)                     $9,999,764.03    $5,433,628.09      $320,854,799.38

Shares                            991,328,513       538,741,329        31,805,469,964

Net Asset Value per Share ($)       $10.09             $10.09              $10.09

                           LIMITED TERM TENNESSEE TAX-EXEMPT FUND/TENNESSEE TAX-EXEMPT FUND
                      LIMITED TERM TENNESSEE TAX-EXEMPT FUND                    TENNESSEE TAX-EXEMPT FUND
                      --------------------------------------                    -------------------------

                     CLASS A          CLASS B           TRUST         CLASS A         CLASS B           TRUST
Net Assets($)      $10,952,389.34     $920,142.40           N/A    $2,473,411.74   $1,832,365.86    $50,047,642.45

Shares              1,078,079,897      90,586,680           N/A      243,420,909     180,088,228     4,927,538,339

Net Asset
Value per
Share ($)                  $10.16          $10.16           N/A           $10.16          $10.17            $10.16

                                      COMBINED FUND PRO FORMA
                                      -----------------------
                                CLASS A            CLASS B           TRUST
Net Assets($)                   $13,425,801.08     $2,752,508.26     $50,047,642.45

Shares                           1,321,300,716       270,521,486      4,927,538,339

Net Asset Value per Share
($)                                     $10.16            $10.17             $10.16

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of Shares of the Acquiring Funds as part of the Reorganizations, as well as certain legal matters concerning the tax consequences of the Reorganizations, will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800.

          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

         This Combined Prospectus/Proxy Statement and the related Statement of Additional Information do not contain all of the information set forth in the registration statements and the exhibits relating thereto which AmSouth Funds has filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act to which reference is hereby made. The SEC file numbers for the AmSouth Funds Prospectus and the AmSouth Funds SAI, which are incorporated by reference herein, are Registration Nos. 33-21660 and 811-5551.

         AmSouth Funds is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, files reports and other information with the SEC. Reports, proxy and information statements, registration statements and other information filed by AmSouth Funds can be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such filings may also be available at the following SEC regional and district offices: 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 73 Tremont Street, Suite 600, Boston, MA 02108-3912; 175 West Jackson Boulevard, Suite 900, Chicago, IL 60604; and 601 Walnut Street, Suite 1120E, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                     EXPERTS

         The audited financial statements of AmSouth Funds are incorporated by reference in the SAI. The financial statements have been audited by Ernst & Young LLP, independent auditors, whose report therein is also included in the AmSouth Funds Annual Report to shareholders for the fiscal year ended July 31, 2001. The financial statements audited by Ernst & Young LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                         SPECIAL MEETING OF SHAREHOLDERS

VOTING INFORMATION

         Proxies will be solicited by and on behalf of the Trustees for use at the Meeting. The Meeting is to be held on October 15, 2002, at 10:00 a.m., Eastern time, at the office of the Distributor, 3435 Stelzer Road, Columbus, OH 43219. This Combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about August 26, 2002.

         Any  shareholder  giving  a proxy  has the  power  to  revoke  it.  The
shareholder   revoking  such  proxy  must  either  submit  to  AmSouth  Funds  a subsequently dated proxy, deliver to AmSouth Funds a written notice of revocation, or otherwise give notice of revocation in open meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or if no specification is made, FOR the proposal.

         The solicitation of proxies, the cost of which will be shared by the Advisor and the Funds, will be made primarily by mail, but also may be made by telephone or oral communications by Georgeson Shareholder Communications Inc., professional proxy solicitors, who will be paid fees and expenses of approximately $1,500, for soliciting services. If votes are recorded by telephone, procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded will be used. Shareholders also may vote by mail or through a secure Internet site. Proxies voted by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         Shareholders of record of each Acquired Fund at the close of business on July 31, 2002 (the "Record Date") will be entitled to vote at the Special Meeting of Shareholders or any adjournment thereof. The holders of a majority of votes attributable to the outstanding voting Shares of an Acquired Fund represented in person or by proxy at the meeting will constitute a quorum for such Fund for the meeting, and a majority of the Shares of an Acquired Fund voted on a Reorganization is necessary to approve the Reorganization. Shareholders are entitled to one vote per Share and a proportionate fractional vote for any fractional Share.

         Votes cast by proxy, telephone, the Internet or in person at the Meeting will be counted by the inspector of election appointed by AmSouth Funds. The inspector of election will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspector of election will count Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For purposes of determining whether an issue has been approved, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         If a Reorganization is approved by shareholders of each Acquired Fund, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters' rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders will, however, have the right to redeem their Fund shares at net asset value until the closing of the Reorganization. After the Reorganization, shareholders will hold shares of the corresponding Acquiring Fund, which may also be redeemed at net asset value.

         Only shareholders of record at the close of business on July 31, 2002, will be entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each Share held and a fractional vote for each fractional Share held. As of July 31, 2002, there was outstanding the following amount of Shares of the Class A, Class B and Trust Class of the Funds:

------------- ----------------- ------------------- ------------------ ------------------ ---------------- -----------------
                                                      LIMITED TERM                         LIMITED TERM
               EQUITY INCOME                         U.S. GOVERNMENT      GOVERNMENT         TENNESSEE        TENNESSEE
                    FUND            VALUE FUND            FUND            INCOME FUND     TAX-EXEMPT FUND  TAX-EXEMPT FUND
------------- ----------------- ------------------- ------------------ ------------------ ---------------- -----------------
  CLASS A      2,484,702.260      7,625,665.030        397,994.512        857,682.697       968,207.393      234,636.159
   SHARES
------------- ----------------- ------------------- ------------------ ------------------ ---------------- -----------------
  CLASS B
   SHARES      1,824,635.453      1,044,016.379        385,958.600       3,492,005.260      90,780.835       176,786.834
------------- ----------------- ------------------- ------------------ ------------------ ---------------- -----------------
TRUST SHARES   3,582,992.521      32,970,662.990      3,253,415.939     25,671,549.380          -0-         4,743,936.383
------------- ----------------- ------------------- ------------------ ------------------ ---------------- -----------------

         As of the Record Date, the officers and Trustees, as a group, beneficially owned less than 1% of the outstanding Class A, Class B, and Trust Shares of each Acquired Fund. As of the Record Date, to the best of the knowledge of AmSouth Funds, no shareholders beneficially owned more than 25% or more of the outstanding Shares or otherwise could be deemed to control any Acquired Fund or Acquiring Fund. As of the Record Date, to the best of the knowledge of AmSouth Funds, the following shareholders owned beneficially or of record 5% or more of a class of any Fund:

----------------------------------------------- ------------------ ------------------------- -------------------------
                                                    NATURE OF        % CLASS OWNERSHIP OF      % CLASS OWNERSHIP OF
                                                  OWNERSHIP AND         SHARES BEFORE          ACQUIRING FUND AFTER
               NAME AND ADDRESS                       CLASS             REORGANIZATION            REORGANIZATION
----------------------------------------------------------------------------------------------------------------------
 EQUITY INCOME FUND
----------------------------------------------- ------------------ ------------------------- -------------------------
    AMVESCAP National Trst Co. Agn AmSouth           Record                23.9574%                   5.01%
   INVESCO Ret Inc Agent AmSouth Bank TTEE           Class A
    FBO AmSouth Bancorporation Thrift Plan
                P.O. Box 4054
              Concord, CA 94524
----------------------------------------------- ------------------ ------------------------- -------------------------
      AmSouth Growth & Income Portfolio              Record                7.7067%                    0.62%
              3435 Stelzer Road                       Trust
              Columbus, OH 43219
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record                31.4979%                   2.55%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record                15.8029%                   1.28%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record                30.8000%                   2.49%
                                                     Trust
----------------------------------------------------------------------------------------------------------------------
VALUE FUND
----------------------------------------------- ------------------ ------------------------- -------------------------
         AMVESCAP National Trst Co.(2)               Record                11.3590%                   8.98%
                 AmSouth Bank                        Class A
              BCBS Alabama 401K
----------------------------------------------- ------------------ ------------------------- -------------------------

                                       44

----------------------------------------------- ------------------ ------------------------- -------------------------
                                                    NATURE OF        % CLASS OWNERSHIP OF      % CLASS OWNERSHIP OF
                                                  OWNERSHIP AND         SHARES BEFORE          ACQUIRING FUND AFTER
               NAME AND ADDRESS                       CLASS             REORGANIZATION            REORGANIZATION
----------------------------------------------- ------------------ ------------------------- -------------------------
   AMVESCAP National Trst Co.(2) Agn AmSouth         Record                27.2060%                   21.51%
   INVESCO Ret Inc. Agent AmSouth Bank TTEE          Class A
    FBO AmSouth Bancorporation Thrift Plan
----------------------------------------------- ------------------ ------------------------- -------------------------
       AMVESCAP National Trust Company(2)            Record                5.5165%                    4.36%
          as Agent for AmSouth Bank                  Class A
       Alabama Farmers Cooperative Inc.
----------------------------------------------- ------------------ ------------------------- -------------------------
  AMVESCAP National Trust Company(2) as Agent        Record                5.4719%                    4.33%
   FBO Brasfield & Gorrie Employee Accum Pl          Class A
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record                23.8150%                   21.84%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record                23.0330%                   21.12%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record                17.5165%                   16.06%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record                13.8008%                   12.65%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record                6.6281%                    6.08%
                                                     Trust
----------------------------------------------------------------------------------------------------------------------
LIMITED TERM U.S. GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------
               Kennebert & Co.(3)                    Record                6.9675%                    2.23%
                                                     Class A
----------------------------------------------- ------------------ ------------------------- -------------------------
               Kennebert & Co.(3)                    Record                7.1533%                    2.29%
                                                     Class A
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO 010-720909                    Record                5.6143%                    1.81%
                B W Hobson and                       Class A
           7290 Charlie Shirley Rd.
             Northport, AL 35473
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO GC2-079340                    Record                5.9032%                    1.90%
            Galilee Baptist Church                   Class A
               1500 Pierre Ave.
             Shreveport, LA 71103
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record                6.2508%                    0.71%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record               42.8642%                    4.89%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record               35.8469%                    4.09%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record                6.9541%                    0.79%
                                                     Trust
----------------------------------------------------------------------------------------------------------------------

                                       45

----------------------------------------------- ------------------ ------------------------- -------------------------
                                                    NATURE OF        % CLASS OWNERSHIP OF      % CLASS OWNERSHIP OF
                                                  OWNERSHIP AND         SHARES BEFORE          ACQUIRING FUND AFTER
               NAME AND ADDRESS                       CLASS             REORGANIZATION            REORGANIZATION
----------------------------------------------- ------------------ ------------------------- -------------------------
GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------
       AMVESCAP National Trust Company               Record                6.3981%                    4.34%
    FBO Maynard Cooper & Gale PC 401K Plan           Class A
         1855 Gateway Blvd., Ste. 500
              Concord, CA 94520
----------------------------------------------- ------------------ ------------------------- -------------------------
         AMVESCAP National Trust Agn                 Record               13.9913%                    9.49%
                 AmSouth Bank                        Class A
   FBO Liberty National Life Insurance PSP
         1855 Gateway Blvd., Ste. 500
              Concord, CA 94520
----------------------------------------------- ------------------ ------------------------- -------------------------
        BISYS Retirement Services FBO                Record                5.0600%                    3.43%
    Springhill Medical Services Inc. 401K            Class A
                  Suite 1400
               Denver, CO 80204
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO 09G-406104                    Record                5.2300%                    2.42%
            Fred O. Clark JR TTEE                    Class B
              412 Oakmount Road
             Clearwater, FL 33765
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record               21.2522%                    18.77%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record               25.6136%                   22.62%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
      AmSouth Growth & Income Portfolio              Record                7.5586%                    6.69%
              3435 Stelzer Road                       Trust
              Columbus, OH 43219
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company                     Record                7.0056%                    6.19%
                P.O. Box 11426                        Trust
             Birmingham, AL 35202
----------------------------------------------- ------------------ ------------------------- -------------------------
               Kennebert & Co.(3)                    Record               26.6409%                   23.53%
                                                     Trust
----------------------------------------------------------------------------------------------------------------------

LIMITED TERM TENNESSEE TAX-EXEMPT FUND
----------------------------------------------------------------------------------------------------------------------
               Kennebert & Co.(3)                    Record               19.8078%                   14.28%
                                                     Class A
----------------------------------------------- ------------------ ------------------------- -------------------------
               Kennebert & Co.(3)                    Record                6.0452%                    4.36%
                                                     Class A
----------------------------------------------- ------------------ ------------------------- -------------------------
               Kennebert & Co.(3)                    Record               39.6672%                   28.59%
                                                     Class A
----------------------------------------------- ------------------ ------------------------- -------------------------
              Kennebert & Co.(3)                     Record               26.2642%                   18.93%
                                                     Class A
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-059560                    Record                5.8671%                    1.98%
               Floyd W Rhew and                      Class B
                3505 Kelban Ln
            Spring Hill, TN 37174
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-059579                    Record                6.6198%                    2.23%
             Beatrice A. Rhew and                    Class B
                3505 Kelban Ln
            Spring Hill, TN 37174
----------------------------------------------- ------------------ ------------------------- -------------------------

                                       46

----------------------------------------------- ------------------ ------------------------- -------------------------
                                                    NATURE OF        % CLASS OWNERSHIP OF      % CLASS OWNERSHIP OF
                                                  OWNERSHIP AND         SHARES BEFORE          ACQUIRING FUND AFTER
               NAME AND ADDRESS                       CLASS             REORGANIZATION            REORGANIZATION
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-025488                    Record                7.5771%                    2.56%
              Lora H. Kibble and                     Class B
              3734 Hillsdale Dr.
             Cleveland, TN 37312
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-089877                    Record                6.5442%                    2.21%
          Mildred Evelyn Piper Cons                  Class B
             102 Morton Mill Cir.
             Nashville, TN 37221
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-148059                    Record               11.0548%                    3.73%
              Clyde S. Sands and                     Class B
              211 College Street
            Madisonville, TN 37354
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FSC-151866                    Record                5.4019%                    1.82%
                Ralph G. Lewis                       Class B
            3184 Waterfront Drive
            Chattanooga, TN 37419
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FSC-174548                    Record                8.0759%                    2.73%
              Janice E. Johnson                      Class B
               2346 Bowman Road
            Soddy Daisy, TN 37379
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FSC-152412                    Record               10.9227%                    3.69%
               Charles W. Lusk                       Class B
        730 Germantown Circle Apt. 903
            Chattanooga, TN 37412
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-980382                    Record                5.4968%                    1.86%
         Noah H. Barbara E. Mann TTEE                Class B
             3730 Westport Drive
             Nashville, TN 37218
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FSC-151882                    Record                9.5088%                    3.21%
                Randy L. Yates                       Class B
               609 Simpson Road
            Chattanooga, TN 37412
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-640131                    Record               11.0900%                   3.74%
       Foglesong Construction Co., Inc.              Class B
              1906 East McLemore
              Memphis, TN 38114
----------------------------------------------------------------------------------------------------------------------

TENNESSEE TAX-EXEMPT FUND
----------------------------------------------------------------------------------------------------------------------
             NFSC FEBO FC1-071587                    Record               10.5702%                    2.07%
              Janet Myers Trent                      Class A
                   Apt. 12R
             Knoxville, TN 37919
----------------------------------------------- ------------------ ------------------------- -------------------------
               Kennebert & Co(3)                     Record                6.5182%                    1.28%
                                                     Class A
----------------------------------------------- ------------------ ------------------------- -------------------------
       Prudential Securities, Inc. FBO               Record                6.6545%                    1.30%
             Ms. Lisa Alther TTEE                    Class A
             1334 Watauga Street
             Kingsport, TN 37660
----------------------------------------------- ------------------ ------------------------- -------------------------

                                       47

----------------------------------------------- ------------------ ------------------------- -------------------------
                                                    NATURE OF        % CLASS OWNERSHIP OF      % CLASS OWNERSHIP OF
                                                  OWNERSHIP AND         SHARES BEFORE          ACQUIRING FUND AFTER
               NAME AND ADDRESS                       CLASS             REORGANIZATION            REORGANIZATION
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-414972                    Record                7.2583%                    1.42%
              Frances J. Veazey                      Class A
                412 Keck Lane
              Buchanan, TN 38222
----------------------------------------------- ------------------ ------------------------- -------------------------
          NFSC FEBO U31-055883 FABCO                 Record               28.9322%                    5.67%
           P.O. Box 105870 CTR 3144                  Class A
              Atlanta, GA 30348
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-365513                    Record                8.7388%                    1.71%
           Catherine H. Cooper TTEE                  Class A
                P.O. Box 9368
             Asheville, NC 28815
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-267880                    Record                9.1150%                    6.04%
                Bobby L. Jones                       Class B
               9 Abbeywood Ct.
             Nashville, TN 37215
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-032000                    Record                12.2902%                   8.14%
               James R. Andrews                      Class B
           764 Dividing Ridge Drive
               Hoover, AL 35244
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FSC-165654                    Record                 5.7816%                   3.83%
             Louise A. Westbrook                     Class B
              117 Haywood Avenue
            Chattanooga, TN 37415
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FSC-166138                    Record                7.2665%                    4.81%
              Charles E. Sutton                      Class B
               7810 Hixson Pike
               Hixson, TN 37343
----------------------------------------------- ------------------ ------------------------- -------------------------
             NFSC FEBO FC1-640131                    Record                5.7259%                    3.79%
       Foglesong Construction Co., Inc.              Class B
              1906 East McLemore
              Memphis, TN 38114
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record               15.4118%                  15.4118%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record               12.9632%                  12.9632%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------
             Kenneburt & Company(1)                  Record               67.8302%                  67.8302%
                                                     Trust
----------------------------------------------- ------------------ ------------------------- -------------------------

(1) The address of Kenneburt & Company is: P.O. Box 11426, Cstdy Unit, Birmingham, AL 35202.

(2) The address of AMVESCAP National Trst Co. is: P.O. Box 4054, Concord, CA 94524.

(3) The address of Kennebert & Co. is: P.O. Box 11426, Proprietary Funds, Birmingham, AL 35202.

REQUIRED VOTE

         Approval of each Reorganization requires the affirmative vote of a majority of all Shares voted on the Reorganization. A shareholder of an Acquired Fund objecting to the proposed Reorganization is not entitled under either Massachusetts law or AmSouth Funds' Declaration of Trust to demand payment for and an appraisal of his or her particular Acquired Fund Shares if the

Reorganization is consummated over his or her objection. However, Shares of each Acquired Fund are redeemable for cash at their NAV on Business Days.

         In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such proposal "FOR" such an adjournment, and will vote those proxies required to be voted against such proposal "AGAINST" such an adjournment.

         The Acquired Funds have been advised by AmSouth Bank that the Shares over which AmSouth Bank has discretionary voting power may be voted: (1) in accordance with instructions received from the beneficial owners of the Shares;
(2) in accordance with instructions received from a special fiduciary independent of AmSouth Bank; or (3) to the extent AmSouth Bank does not receive such instructions, by AmSouth Bank in the same proportion as those votes cast in accordance with instructions.

         In the event that this proposal is not approved by shareholders of an Acquired Fund, the Acquired Fund will continue to be managed in accordance with its current investment objectives and policies, and the Trustees may consider alternatives in the best interests of the shareholders. However, if approval of the Plan is obtained with respect to each Reorganization, the Reorganizations will be consummated.

         AmSouth Funds' Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of persons named in the enclosed form of proxy.

         THE BOARD OF TRUSTEES OF AMSOUTH FUNDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN WITH RESPECT TO EACH REORGANIZATION.

                                                                      APPENDIX A

                 FORM OF PLAN OF REORGANIZATION AND TERMINATION

         THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan"), effective as of ________, 2002, is adopted by AmSouth Funds, a Massachusetts business trust ("Trust"), on behalf of each segregated portfolio of assets ("series") thereof listed on Schedule A to this Plan ("Schedule A"). (Each such series listed under the heading "Acquiring Funds" is referred to herein as an "Acquiring Fund," each such series listed under the heading "Targets" is referred to herein as a "Target," and all such series are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

         Trust wishes to effect three separate reorganizations, each described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). Each reorganization will involve the transfer of a Target's assets to the Acquiring Fund listed on Schedule A opposite its name (each, a "corresponding Acquiring Fund") in exchange solely for voting shares of beneficial interest in that Acquiring Fund ("Acquiring Fund Shares") and that Acquiring Fund's assumption of that Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in that Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. (All such transactions involving each Target and its corresponding Acquiring Fund are referred to herein as a "Reorganization.") The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Plan will refer only to a single Reorganization, one Target, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Target and corresponding Acquiring Fund participating therein.)

         The Target Shares are divided into three classes, designated Class A, Class B, and Trust Shares ("Class A Target Shares," "Class B Target Shares," and "Trust Class Target Shares," respectively). The Acquiring Fund Shares also are divided into three classes, also designated Class A, Class B, and Trust Shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," and "Trust Class Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is substantially similar to the corresponding class of Target Shares, i.e., the Funds' Class A, Class B, and Trust Class Shares correspond to each other.

1. PLAN OF REORGANIZATION AND TERMINATION

         1.1. At the Closing (as defined in paragraph 3.1), Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

         (a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), and (iii) Trust Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Trust Class Target Shares by the NAV of a Trust Class Acquiring Fund Share (as so computed), and

         (b) assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

         1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

         1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

         1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

         1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. That distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class B Target Shares shall be credited with the respective pro rata number of Class B Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Trust Class Target Shares shall be credited with the respective pro rata number of Trust Class Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

         1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

         1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

         1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2. VALUATION

         2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Trust's then-current prospectus and statement of additional information, less (b) the amount of the Liabilities as of the Valuation Time.

         2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using such valuation procedures.

         2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of AmSouth Investment Management Company, LLC ("Advisor").

3. CLOSING AND EFFECTIVE TIME

         3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Trust's principal office on or about the applicable date set forth on Schedule A, or at such other place and/or on such other date Trust determines. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time Trust determines ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's net value and/or the NAV per share of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored.

         3.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Trust's transfer agent shall deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on Acquiring Fund's share transfer books and a confirmation, or other evidence satisfactory to Trust, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target's account on Acquiring Fund's books.

4. CONDITIONS PRECEDENT

         4.1. Trust's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

               4.1.1. Target is a duly established and designated series of Trust;

               4.1.2. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" (as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

               4.1.3. Target is not in violation of, and the adoption of this Plan and consummation of the Reorganization will not conflict with or violate, Massachusetts law or any provision of Trust's Amended and Restated Declaration of Trust ("Declaration of Trust") or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound;

               4.1.4. All material contracts and other commitments of or applicable to Target (other than this Plan and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

               4.1.5. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the Reorganization;

               4.1.6. Target incurred the Liabilities in the ordinary course of its business;

               4.1.7. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

               4.1.8. Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

               4.1.9.  During the five-year period ending at the Effective Time,
         (a) neither Target nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the Investment Company Act of 1940, as amended ("1940 Act"), and (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

               4.1.10. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

               4.1.11. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 2001, have been timely filed and all taxes payable pursuant to those returns have been timely paid.

         4.2. Trust's obligation to implement this Plan on Target's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

               4.2.1. Acquiring Fund is a duly established and designated series of Trust;

               4.2.2. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

               4.2.3. The Acquiring Fund Shares to be issued and delivered to Target hereunder will have been duly authorized at the Effective Time and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

               4.2.4. Acquiring Fund is not in violation of, and the adoption of this Plan and consummation of the Reorganization will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound;

               4.2.5. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the Reorganization;

               4.2.6. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

               4.2.7. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

               4.2.8. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

               4.2.9. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

               4.2.10. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

               4.2.11. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares with consideration other than Acquiring Fund Shares;

               4.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

               4.2.13. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 2001, have been timely filed and all taxes payable pursuant to such returns have been timely paid.

         4.3. Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

               4.3.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts; Trust is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect; and before January 1, 1997, Trust "claimed" classification for federal tax purposes as an association taxable as a corporation, and it has ever elected otherwise;

               4.3.2. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

               4.3.3. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

               4.3.4. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

               4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

               4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

               4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of the foregoing, any amounts Target used to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

               4.3.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

               4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;

               4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

               4.3.11. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.9, 4.2.7, and 4.2.11 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time;

               4.3.12. Trust's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act, and the rules and regulations thereunder and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               4.3.13. Trust has called a special meeting of Target's shareholders ("Meeting") to consider and act on this Plan and to take all other action necessary to obtain their approval, to the extent same is required, of the Reorganization.

               4.3.14. This Plan has been duly authorized by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to Target's shareholders' approval in accordance with the Declaration of Trust and Trust's By-Laws and applicable law, this Plan constitutes a valid and legally binding obligation of each Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws relating to or affecting creditors' rights generally and by general principles of equity;

               4.3.15. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for Trust's adoption of this Plan, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus and proxy statement ("Prospectus/Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

               4.3.16. On the effective date of the Registration  Statement,  at the time of the Meeting, and at the Effective Time, the Prospectus/Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               4.3.17. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the Reorganization. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the Reorganization under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the Reorganization shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund;

               4.3.18. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the Reorganization; and

               4.3.19.  Trust shall have  received an opinion of  Kirkpatrick  &
         Lockhart LLP ("Counsel"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

                           (a) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                           (b) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                           (c) Acquiring  Fund will recognize no gain or loss on
                  its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                           (d) Acquiring  Fund's basis in the Assets will be the
                  same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

                           (e) A Shareholder  will  recognize no gain or loss on
                  the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                           (f) A Shareholder's  aggregate basis in the Acquiring
                  Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

         Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5. TERMINATION AND AMENDMENT OF PLAN

         5.1. Trust's trustees may terminate this Plan and abandon the Reorganization at any time before the Effective Time if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

         5.2. Trust's trustees may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

6. MISCELLANEOUS

         6.1. This Plan shall be construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

         6.2. The Advisor shall bear 50% of all the Reorganization Expenses, and the Funds shall bear the other 50% thereof in proportion to their respective net assets as of the Valuation Time.

         6.3. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

         6.4. Notice is hereby given that this instrument is adopted on behalf of Trust's trustees solely in their capacities as trustees, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of Trust other than the Funds but are only binding on and enforceable against the respective Funds' property. Each Fund, in asserting any rights or claims under this Plan, shall look only to the other Fund's property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

                                                   SCHEDULE A
                   TARGETS                                        ACQUIRING FUNDS                         DATES OF
                                                                                                          CLOSING
-----------------------------------------------     ---------------------------------------------     -----------------
           AmSouth Equity Income Fund                            AmSouth Value Fund                   November 8, 2002
  AmSouth Limited Term U.S. Government Fund                AmSouth Government Income Fund             November 1, 2002
AmSouth Limited Term Tennessee Tax-Exempt Fund           AmSouth Tennessee Tax-Exempt Fund            November 1, 2002

                                                                    APPENDIX B-1


                   MANAGEMENT DISCUSSION OF FUNDS' PERFORMANCE

The following information was provided by the Annual Report to Shareholders of AmSouth Funds ("Annual Report") for the period ended July 31, 2001. The Management Discussion of Performance included in the Annual Report is as follows:

AMSOUTH EQUITY INCOME FUND

PORTFOLIO MANAGER

Christopher Wiles, CFA
President and Chief Investment Officer
Rockhaven Asset Management, LLC (sub-advisor)

CHRIS HAS MORE THAN 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE AND HOLDS AN M.B.A. AND A BACHELOR'S DEGREE IN FINANCE. PREVIOUSLY, HE WAS AFFILIATED WITH FEDERATED INVESTMENTS AND MELLON BANK.

PORTFOLIO MANAGER'S PERSPECTIVE

"With the AmSouth Equity Income Fund, we try to reduce risk through a disciplined portfolio construction limited, under normal conditions, to 50 stocks. Then we select the most attractive securities on a risk/reward basis in each sector. Rather than trying to time the market or guess which sector may offer the greatest return, we put our emphasis on investing in which we believe are the best-yielding, best dividend-growing securities, sector by sector."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended July 31, 2001, the Fund's total return was -12.96% (Class A Shares at NAV). In comparison, the S&P 500 Index produced a -14.32% return, and the Lipper Equity Income Funds Index returned 6.97%.+

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The last 12 months, really the last 18 months, have been a true bear market in every sense of the term. Technology, telecommunications, and a majority of other industrial companies continued to come under pressure from an economic slowdown, and a tight monetary policy, although the Fed did reverse course and has eased interest rates considerably since the first of the year. Clearly, we have had a bear market in a large segment of the U.S. stock market. It is now apparent that the S&P 500 Stock Index is not immune, and neither were we.

In hindsight, the reason we did not outperform our Lipper Equity Income benchmark was that we owned good companies, run by good managers, but we held them longer than we should have; fundamentally, the companies were doing very well, but their stock prices were overvalued relative to the marketplace.

What differentiates us from a lot of our peers in the equity income sector, is that we are sector-neutral to the S&P 500, rather than concentrating simply on value-oriented companies. Our goal is to provide shareholders with market performance, while delivering above-average income and below-average risk. Over the last three years, we have achieved this goal. During the most recent 12 months, however, the classic equity income fund--which buys stocks based on yield--profited from gains in such high-yield sectors as financials, utilities and energy. Being sector-neutral, we were not overweighted in these sectors, and this in turn hurt performance during the period.

As of July 31, 2001, the Fund's top five holdings Citigroup, Inc., common shares (3.17% of net assets); Washington Mutual, Inc., convertible shares (2.82%); L-3 Communications, Inc., convertible bond (2.42%); Exxon Mobil Corp., common shares (2.40%); and EOG Resources, convertible shares (2.39%).++

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. We believe the economy will begin to show some recovery in the beginning of 2002, evident by a couple of positive signs on the horizon. One is that there are many healthy paradoxes in the stock market and the economy; one of those paradoxes is that whenever industrial production falls, the stock market usually stages a powerful rally over the next 12 months. We are already seeing signs that companies are making bottoms in announcing bad news and building on a base for future growth. Do not underestimate the resolve of corporate America to respond to changing economic realities.


 +THE LIPPER EQUITY INCOME FUNDS INDEX IS AN INDEX  COMPRISED OF MANAGED  MUTUAL
  FUNDS THAT SEEK RELATIVELY HIGH CURRENT INCOME AND GROWTH OF INCOME THROUGH INVESTING 65% OR MORE OF THEIR PORTFOLIO IN DIVIDEND-PAYING EQUITY SECURITIES.


 ++THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

                                                      AMSOUTH EQUITY INCOME FUND

Value of a $10,000 Investment

                                    [CHART]


                AmSouth       AmSouth            AmSouth
                Equity         Equity            Equity
                Income         Income            Income
                 Fund           Fund              Fund            S&P 500
               (Class A       (Class             (Trust            Stock
                Shares)*     B Shares)**         Shares)           Index
 3/20/1997     $ 9,452       $10,000            $10,000          $10,000
 3/31/1997       9,293         9,829              9,832            9,589
 4/30/1997       9,618        10,171             10,175           10,162
 5/31/1997      10,168        10,742             10,758           10,780
 6/30/1997      10,482        11,063             11,090           11,264
 7/31/1997      11,136        11,745             11,781           12,160
 8/31/1997      10,805        11,384             11,432           11,478
 9/30/1997      11,291        11,871             11,948           12,107
10/31/1997      10,878        11,434             11,514           11,703
11/30/1997      11,129        11,693             11,781           12,244
12/31/1997      11,331        11,898             11,999           12,455
 1/31/1998      11,457        12,025             12,134           12,592
 2/28/1998      12,221        12,812             12,935           13,501
 3/31/1998      12,664        13,271             13,407           14,192
 4/30/1998      12,635        13,234             13,390           14,335
 5/31/1998      12,351        12,929             13,092           14,088
 6/30/1998      12,394        12,967             13,140           14,661
 7/31/1998      11,947        12,490             12,669           14,504
 8/31/1998      10,428        10,901             11,061           12,411
 9/30/1998      10,839        11,314             11,488           13,202
10/31/1998      11,634        12,139             12,345           14,276
11/30/1998      12,383        12,914             13,142           15,142
12/31/1998      12,707        13,244             13,489           16,014
 1/31/1999      13,113        13,655             13,912           16,683
 2/28/1999      12,718        13,235             13,506           16,165
 3/31/1999      13,050        13,583             13,862           16,812
 4/30/1999      13,586        14,124             14,435           17,463
 5/31/1999      13,231        13,749             14,048           17,050
 6/30/1999      13,911        14,449             14,785           17,997
 7/31/1999      13,640        14,156             14,497           17,435
 8/31/1999      13,601        14,106             14,459           17,348
 9/30/1999      13,289        13,782             14,141           16,873
10/31/1999      14,234        14,738             15,137           17,941
11/30/1999      14,647        15,158             15,580           18,309
12/31/1999      15,854        16,402             16,882           19,384
 1/31/2000      16,049        16,589             17,090           18,410
 2/29/2000      16,541        17,101             17,617           18,061
 3/31/2000      17,276        17,849             18,406           19,828
 4/30/2000      16,726        17,260             17,810           19,231
 5/31/2000      16,271        16,778             17,328           18,837
 6/30/2000      16,889        17,409             18,000           19,301
 7/31/2000      16,248        16,738             17,331           18,999
 8/31/2000      17,928        18,454             19,112           20,180
 9/30/2000      17,017        17,505             18,143           19,114
10/31/2000      16,466        16,938             17,558           19,033
11/30/2000      14,741        15,145             15,723           17,533
12/31/2000      15,624        16,049             16,665           17,619
 1/31/2001      16,181        16,606             17,261           18,244
 2/28/2001      14,827        15,210             15,820           16,582
 3/31/2001      13,986        14,334             14,925           15,532
 4/30/2001      14,954        15,323             15,959           16,737
 5/31/2001      15,068        15,431             16,095           16,850
 6/30/2001      14,312        14,639             15,278           16,440
 7/31/2001      14,142        14,255             15,098           16,279

Average Annual Total Return
As of              Inception          1          Since
July 31, 2001        Date            Year      Inception
- --------------------------------------------------------
Class A Shares*    3/20/97         -17.76%        8.26%
- --------------------------------------------------------
Class B Shares**    9/3/97/1/      -17.93%        8.46%
- --------------------------------------------------------
Trust Shares        9/2/97/1/      -12.88%        9.90%
- --------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

THE CHART ABOVE REPRESENTS A COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT FROM 3/20/97 TO 7/31/01 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK, AND REPRESENTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS IN THE FUND.

THE PERFORMANCE OF THE AMSOUTH EQUITY INCOME FUND IS MEASURED AGAINST THE S&P 500 STOCK INDEX, AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.


1 PERFORMANCE FOR THE CLASS B AND TRUST SHARES,  WHICH  COMMENCED  OPERATIONS ON
  9/3/97 AND 9/2/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN ADJUSTED TO REFLECT THE HIGHER 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE (CDSC).

EFFECTIVE 12/1/99, THE CLASSIC AND PREMIER SHARES WERE RENAMED CLASS A AND TRUST SHARES, RESPECTIVELY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH VALUE FUND

PORTFOLIO MANAGER

Richard H. Calvert, CFA
Vice President
AmSouth Bank
AmSouth Investment Management Company, LLC

RICHARD HAS BEEN A PORTFOLIO MANAGER AND ANALYST FOR MORE THAN SEVEN YEARS. HE IS A MEMBER OF AMSOUTH BANK'S VALUE STRATEGY GROUP AND THE ASSET ALLOCATION COMMITTEE. HE HOLDS A B.S. IN ECONOMICS.

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Value Fund uses a 'value investing' approach. Rather than pursue hot stocks that are in high demand, we search for solid companies with good fundamentals that are available at attractive prices. By adhering to this investment approach through entire market cycles, we seek to achieve above average long-term results in less volatility than the overall market."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended July 31, 2001, the AmSouth Value Fund produced a total return of 21.10% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index produced a -14.32% return, while the Lipper Multi-Cap Value Funds Index gained 14.03%.+

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. However we look at it, the Fund enjoyed a spectacular year. We not only rode the "value wave" to performance that far exceeded the negative return of the S&P 500 Stock Index, but we outperformed our value benchmark, as well.

The   speculative   bubble  that  inflated   prices  in  many   technology   and
telecommunications stocks damaged the overall market during the past year. At the same time, the value sector performed admirably. Value investing prospered precisely because it does focus on fundamental valuations, as opposed to the false promise of future profits that was floated by many technology companies.

The Fund profited from our energy holdings, several of our specialty chemical stocks and selected business equipment names. In addition, some of the technology stocks we own also did well.

From our perspective, a "value" stock does not have to be a low-growth company; it just has to present us with good valuation. Some of the technology stocks we bought during the period included Keane, Inc. (1.30% of net assets), Computer Associates International, Inc. (3.00%), and Cabletron Systems, Inc. (3.29%).++

As of July 31, 2001, the Fund's top five holdings were Cabletron Systems, Inc. (3.29% of net assets), Washington Mutual, Inc. (3.23%), Marsh & McLennan Cos., Inc. (3.06%), Computer Associates International, Inc. (3.00%), and St. Paul Cos., Inc. (2.77%).++

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. We do not try to guess which way the market is going to go. We do continue to believe that the next 12 months will be much like the last 12, in that it's going to be a stock picker's market. We produced above-average returns in the last year and we hope to continue our success going forward.

 +THE LIPPER  MULTI-CAP VALUE FUNDS INDEX CONSISTS OF MANAGED MUTUAL FUNDS THAT,
  BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES, WITHOUT CONCENTRATING MORE THAN 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME.


 ++THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

                                                            AMSOUTH VALUE FUND

Value of a $10,000 Investment

                                    [CHART]

             AmSouth Value        AmSouth Value       AmSouth Value
                 Fund                 Fund                 Fund        S&P 500
            (Class A Shares)*    (Class B Shares)    (Trust Shares)  Stock Index
7/31/1991       $ 9,451              $10,000             $10,000       $10,000
8/31/1991         9,476               10,021              10,027        10,235
9/30/1991         9,336                9,863               9,878        10,067
10/31/1991        9,424                9,947               9,971        10,202
11/30/1991        8,976                9,472               9,498         9,790
12/31/1991        9,889               10,422              10,463        10,909
1/31/1992        10,000               10,528              10,581        10,706
2/29/1992        10,207               10,739              10,799        10,843
3/31/1992         9,981               10,496              10,561        10,630
4/30/1992        10,385               10,908              10,988        10,940
5/31/1992        10,455               10,971              11,062        10,999
6/30/1992        10,247               10,750              10,842        10,839
7/31/1992        10,673               11,183              11,293        11,276
8/31/1992        10,289               10,771              10,887        11,048
9/30/1992        10,446               10,929              11,053        11,176
10/31/1992       10,490               10,961              11,099        11,216
11/30/1992       10,858               11,341              11,489        11,594
12/31/1992       10,910               11,383              11,544        11,746
1/31/1993        11,201               11,679              11,851        11,831
2/28/1993        11,362               11,837              12,022        11,991
3/31/1993        11,741               12,218              12,423        12,249
4/30/1993        11,777               12,249              12,461        11,949
5/31/1993        12,130               12,608              12,834        12,271
6/30/1993        12,101               12,566              12,804        12,312
7/31/1993        12,146               12,598              12,851        12,254
8/31/1993        12,606               13,073              13,339        12,721
9/30/1993        12,433               12,883              13,155        12,627
10/31/1993       12,643               13,083              13,377        12,883
11/30/1993       12,564               12,988              13,293        12,762
12/31/1993       12,916               13,347              13,666        12,919
1/31/1994        13,501               13,939              14,285        13,352
2/28/1994        13,180               13,601              13,945        12,991
3/31/1994        12,556               12,946              13,286        12,426
4/30/1994        12,625               12,999              13,358        12,588
5/31/1994        12,919               13,295              13,670        12,793
6/30/1994        12,746               13,105              13,487        12,477
7/31/1994        13,107               13,464              13,868        12,890
8/31/1994        13,509               13,865              14,294        13,414
9/30/1994        13,224               13,559              13,992        13,091
10/31/1994       13,376               13,706              14,153        13,391
11/30/1994       12,800               13,105              13,543        12,900
12/31/1994       12,964               13,263              13,717        13,088
1/31/1995        13,208               13,506              13,975        13,428
2/28/1995        13,772               14,065              14,572        13,949
3/31/1995        14,179               14,467              15,004        14,362

4/30/1995        14,718               15,005              15,573        14,780
5/31/1995        15,127               15,417              16,006        15,364
6/30/1995        15,150               15,428              16,031        15,725
7/31/1995        15,631               15,903              16,539        16,248
8/31/1995        15,661               15,913              16,572        16,292
9/30/1995        15,985               16,230              16,914        16,975
10/31/1995       15,698               15,924              16,611        16,916
11/30/1995       16,321               16,547              17,270        17,660
12/31/1995       16,515               16,727              17,475        17,987
1/31/1996        17,009               17,212              17,998        18,605
2/29/1996        17,223               17,413              18,224        18,784
3/31/1996        17,671               17,856              18,698        18,964
4/30/1996        18,222               18,395              19,281        19,243
5/31/1996        18,425               18,585              19,496        19,739
6/30/1996        18,264               18,405              19,326        19,820
7/31/1996        17,362               17,487              18,372        18,938
8/31/1996        17,957               18,068              19,001        19,340
9/30/1996        18,353               18,458              19,420        20,427
10/31/1996       18,280               18,363              19,343        20,987
11/30/1996       19,355               19,430              20,481        22,579
12/31/1996       19,114               19,176              20,227        22,137
1/31/1997        19,848               19,894              21,002        23,512
2/28/1997        20,505               20,539              21,698        23,702
3/31/1997        20,086               20,095              21,255        22,716
4/30/1997        20,566               20,560              21,762        24,072
5/31/1997        22,086               22,059              23,371        25,550
6/30/1997        22,919               22,872              24,252        26,690
7/31/1997        24,715               24,646              26,153        28,809
8/31/1997        23,853               23,770              25,241        27,207
9/30/1997        25,339               25,238              26,818        28,697
10/31/1997       24,036               23,945              25,445        27,739
11/30/1997       24,818               24,703              26,278        29,023
12/31/1997       25,288               25,157              26,746        29,522
1/31/1998        25,368               25,225              26,847        29,850
2/28/1998        27,188               27,013              28,768        32,003
3/31/1998        28,641               28,434              30,314        33,642
4/30/1998        28,379               28,170              30,055        33,980
5/31/1998        28,291               28,056              29,968        33,396
6/30/1998        28,591               28,336              30,280        34,752
7/31/1998        27,765               27,499              29,411        34,382
8/31/1998        24,050               23,808              25,488        29,411
9/30/1998        25,568               25,287              27,093        31,295
10/31/1998       27,745               27,429              29,409        33,841
11/30/1998       29,080               28,725              30,832        35,892
12/31/1998       29,742               29,357              31,595        37,960
1/31/1999        29,769               29,367              31,630        39,548
2/28/1999        29,115               28,704              30,941        38,318
3/31/1999        29,896               29,457              31,778        39,852
4/30/1999        32,124               31,639              34,152        41,395
5/31/1999        32,210               31,701              34,248        40,418
6/30/1999        32,943               32,393              35,035        42,661
7/31/1999        31,907               31,358              33,949        41,329
8/31/1999        30,873               30,315              32,843        41,124
9/30/1999        29,295               28,751              31,186        39,997
10/31/1999       30,589               30,000              32,555        42,528
11/30/1999       30,295               29,689              32,249        43,393
12/31/1999       30,891               30,275              32,864        45,949
1/31/2000        29,116               28,506              30,977        43,640
2/29/2000        27,136               26,551              28,877        42,814
3/31/2000        30,472               29,805              32,423        47,003
4/30/2000        30,113               29,437              32,057        45,588
5/31/2000        30,621               29,903              32,586        44,653
6/30/2000        28,831               28,138              30,699        45,754
7/31/2000        29,295               28,580              31,194        45,038
8/31/2000        31,365               30,578              33,404        47,836
9/30/2000        31,492               30,669              33,527        45,311
10/31/2000       32,237               31,377              34,325        45,119
11/30/2000       31,101               30,257              33,082        41,562
12/31/2000       32,460               31,556              34,552        41,765
1/31/2001        34,336               33,361              36,554        43,247
2/28/2001        33,669               32,687              35,829        39,303
3/31/2001        32,659               31,699              34,775        36,814
4/30/2001        34,959               33,897              37,213        39,674
5/31/2001        35,986               34,868              38,313        39,940
6/30/2001        35,717               34,595              38,032        38,968
7/31/2001        35,477               34,323              37,777        38,585

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return

As of              Inception          1         5         10
July 31, 2001        Date            Year      Year      Year
- -----------------------------------------------------------------
Class A Shares*    12/1/88          14.42%    14.06%    13.50%
- -----------------------------------------------------------------
Class B Shares**    9/3/97/1/       15.09%    14.20%    13.12%
- -----------------------------------------------------------------
Trust Shares        9/2/97/1/       21.10%    15.51%    14.21%
- -----------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

THE CHART ABOVE REPRESENTS A COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/91 TO 7/31/01 VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK, AND REPRESENTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS IN THE FUND.

THE PERFORMANCE OF THE AMSOUTH VALUE FUND IS MEASURED AGAINST THE S&P 500 STOCK INDEX, AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST
DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

1 PERFORMANCE FOR THE CLASS B AND TRUST SHARES,  WHICH  COMMENCED  OPERATIONS ON
  9/3/97 AND 9/2/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN ADJUSTED TO REFLECT THE HIGHER 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE (CDSC).

EFFECTIVE 12/1/99, THE CLASSIC AND PREMIER SHARES WERE RENAMED CLASS A AND TRUST SHARES, RESPECTIVELY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND

PORTFOLIO MANAGER

John Mark McKenzie
Senior Vice President
AmSouth Bank
AmSouth Investment Management Company, LLC
JOHN  MARK  HAS  MORE  THAN 14 YEARS OF  INVESTMENT  MANAGEMENT  EXPERIENCE.  IN
ADDITION TO MANAGING THE AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND, HE CO-MANAGES THE AMSOUTH GOVERNMENT INCOME FUND AND MANAGES FOUR OF THE AMSOUTH MONEY MARKET FUNDS: U.S.TREASURY, TREASURY RESERVE, PRIME, AND INSTITUTIONAL PRIME OBLIGATIONS. HE HOLDS BACHELORS' DEGREES IN BANKING AND FINANCE AND EARNED A LAW DEGREE FROM THE UNIVERSITY OF MISSISSIPPI SCHOOL OF LAW.

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term U.S. Government Fund seeks to provide current income from high-grade securities while limiting share price fluctuations. We minimize share price movements by investing in securities with short maturities. While we generally track the Merrill Lynch 1-5-Year Government Bond Index, we seek to outperform it through an occasional contrarian stance to prevailing market sentiment."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 8.71% (Class A Shares at NAV). In comparison, the Merrill Lynch 1-5-Year Government Bond Index gained 10.46%.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Traditionally, the AmSouth Limited Term U.S. Government Funds returns are based, to a large extent, on the performance of the U.S. Treasury and mortgage-backed securities. During the most recent, 12-month period, we benefited from an overall rally in Treasury securities, continuing Treasury buy backs--which boost the price of these securities--and a contraction in mortgage spreads.

With the Fed lowering interest rates during the last seven months, we saw a major shift in yields, especially at the short end of the yield curve. Generally, yield declines in the bond market increase proportionally the value of comparable bonds held in our portfolio. For example, from July 2000 to July 2001, yields on one-year securities tumbled 265 basis points (2.65%); five-year paper fell 160 basis points (1.60%); and the 30-year bond's yield declined 35 basis points (0.35%).

We feel that this disparity between long-and short-securities' yields was expected. The Fed policy affects short-term rates, while the market sets long-term rates. Consequently, the short-term holdings of the portfolio helped to produce significant price appreciation. We responded to prevailing conditions by lengthening the average maturity of the portfolio slightly, and continued to emphasize agency paper.

As of July 31, 2001, the Fund's average maturity was 2.8 years, and its average credit quality was AAA (as rated by the Standard & Poor's). Approximately 35.5% of the Fund were invested in government agency securities, 42.4% in U.S. Treasuries, 17.7% in mortgage-backed securities, and 2.9% in cash.++

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. In recent months, we have become a bit more defensive in positioning the portfolio; we believe much of the bond-market rally is over. We anticipate the economy will bounce back sometime toward the end of this year or the beginning of 2002. We see interest rates either stabilizing or, when the economy picks up, even rising somewhat. Still, we have not lowered the Fund's average maturity; with its short structure, we feel the interest-rate risk of the portfolio should be minimal.


++ THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

                                       AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND

Value of a $10,000 Investment
                                    [CHART]
            AmSouth Limited    AmSouth Limited   AmSouth Limited   Merrill Lynch
                Term U.S.          Term U.S.         Term U.S.        1-5-Year
            Government Fund    Government Fund   Government Fund     Government
           (Class A Shares)*  (Class B Shares)    (Trust Shares)     Bond Index
   7/31/91        9,601            10,000            10,000           10,000
   8/31/91        9,787            10,192            10,194           10,163
   9/30/91        9,947            10,356            10,361           10,326
  10/31/91       10,067            10,466            10,485           10,462
  11/30/91       10,173            10,575            10,596           10,581
  12/31/91       10,399            10,795            10,832           10,701
   1/31/92       10,280            10,658            10,707           10,899
   2/29/92       10,306            10,685            10,735           10,843
   3/31/92       10,253            10,616            10,680           10,879
   4/30/92       10,346            10,699            10,777           10,853
   5/31/92       10,493            10,849            10,929           10,959
   6/30/92       10,626            10,973            11,068           11,087
   7/31/92       10,799            11,151            11,248           11,229
   8/31/92       10,919            11,260            11,373           11,393
   9/30/92       11,079            11,411            11,540           11,516
  10/31/92       10,905            11,233            11,359           11,654
  11/30/92       10,826            11,137            11,276           11,538
  12/31/92       10,972            11,274            11,429           11,495
   1/31/93       11,185            11,479            11,650           11,623
   2/28/93       11,358            11,658            11,831           11,798
   3/31/93       11,385            11,671            11,859           11,938
   4/30/93       11,478            11,753            11,956           11,980
   5/31/93       11,425            11,699            11,900           12,071
   6/30/93       11,545            11,808            12,025           12,035
   7/31/93       11,558            11,808            12,039           12,157
   8/31/93       11,691            11,932            12,178           12,181
   9/30/93       11,731            11,973            12,219           12,328
  10/31/93       11,744            11,973            12,233           12,372
  11/30/93       11,704            11,918            12,191           12,396
  12/31/93       11,744            11,945            12,233           12,375
   1/31/94       11,824            12,027            12,316           12,423
   2/28/94       11,704            11,890            12,191           12,523
   3/31/94       11,598            11,767            12,080           12,400
   4/30/94       11,531            11,699            12,011           12,287
   5/31/94       11,531            11,685            12,011           12,215
   6/30/94       11,545            11,685            12,025           12,232
   7/31/94       11,651            11,781            12,136           12,256
   8/31/94       11,678            11,808            12,164           12,383
   9/30/94       11,625            11,740            12,108           12,426
  10/31/94       11,638            11,740            12,122           12,361
  11/30/94       11,598            11,699            12,080           12,378
  12/31/94       11,625            11,712            12,108           12,312
   1/31/95       11,758            11,836            12,247           12,344
   2/28/95       11,931            12,000            12,427           12,531
   3/31/95       11,997            12,055            12,497           12,741
   4/30/95       12,104            12,151            12,607           12,813
   5/31/95       12,330            12,370            12,843           12,942
   6/30/95       12,397            12,425            12,913           13,238
   7/31/95       12,397            12,411            12,913           13,313
   8/31/95       12,477            12,479            12,996           13,348
   9/30/95       12,543            12,548            13,065           13,439
  10/31/95       12,663            12,658            13,190           13,514
  11/30/95       12,783            12,767            13,315           13,644
  12/31/95       12,889            12,863            13,426           13,785
   1/31/96       12,969            12,932            13,509           13,904
   2/29/96       12,850            12,795            13,384           14,028
   3/31/96       12,783            12,712            13,315           13,933
   4/30/96       12,743            12,671            13,273           13,893
   5/31/96       12,743            12,658            13,273           13,879
   6/30/96       12,836            12,740            13,370           13,888
   7/31/96       12,876            12,767            13,412           14,006

   8/31/96       12,876            12,753            13,412           14,054
   9/30/96       12,996            12,863            13,537           14,088
  10/31/96       13,156            13,014            13,703           14,240
  11/30/96       13,289            13,137            13,842           14,431
  12/31/96       13,236            13,068            13,786           14,567
   1/31/97       13,289            13,110            13,842           14,531
   2/28/97       13,316            13,123            13,870           14,596
   3/31/97       13,265            13,068            13,817           14,620
   4/30/97       13,369            13,164            13,925           14,585
   5/31/97       13,447            13,219            14,007           14,724
   6/30/97       13,538            13,301            14,101           14,828
   7/31/97       13,719            13,466            14,290           14,941
   8/31/97       13,677            13,425            14,246           15,153
   9/30/97       13,805            13,548            14,379           15,135
  10/31/97       13,922            13,644            14,501           15,273
  11/30/97       13,945            13,671            14,525           15,411
  12/31/97       14,053            13,767            14,638           15,443
   1/31/98       14,200            13,890            14,791           15,559
   2/28/98       14,202            13,890            14,793           15,738
   3/31/98       14,237            13,929            14,830           15,736
   4/30/98       14,299            13,963            14,894           15,795
   5/31/98       14,376            14,027            14,975           15,868
   6/30/98       14,438            14,088            15,039           15,961
   7/31/98       14,487            14,124            15,090           16,053
   8/31/98       14,693            14,313            15,305           16,123
   9/30/98       14,956            14,557            15,579           16,374
  10/31/98       14,962            14,549            15,584           16,660
  11/30/98       14,950            14,527            15,572           16,726
  12/31/98       14,993            14,556            15,610           16,684
   1/31/99       15,056            14,606            15,675           16,743
   2/28/99       14,923            14,467            15,536           16,820
   3/31/99       15,015            14,546            15,633           16,668
   4/30/99       15,061            14,580            15,680           16,794
   5/31/99       15,004            14,515            15,621           16,846
   6/30/99       15,004            14,505            15,621           16,790
   7/31/99       15,007            14,497            15,624           16,839
   8/31/99       15,025            14,503            15,642           16,866
   9/30/99       15,135            14,599            15,757           16,908
  10/31/99       15,153            14,606            15,775           17,036
  11/30/99       15,168            14,611            15,792           17,073
  12/31/99       15,155            14,588            15,778           17,098
   1/31/00       15,127            14,536            15,733           17,096
   2/29/00       15,219            14,614            15,829           17,060
   3/31/00       15,322            14,707            15,954           17,180
   4/30/00       15,315            14,706            15,948           17,313
   5/31/00       15,364            14,729            15,986           17,341
   6/30/00       15,541            14,889            16,188           17,402
   7/31/00       15,627            14,977            16,280           17,622
   8/31/00       15,749            15,084            16,409           17,736
   9/30/00       15,874            15,179            16,524           17,895
  10/31/00       15,941            15,249            16,613           18,042
  11/30/00       16,091            15,366            16,771           18,153
  12/31/00       16,279            15,553            16,969           18,364
   1/31/01       16,461            15,702            17,162           18,626
   2/28/01       16,586            15,811            17,277           18,865
   3/31/01       16,681            15,900            17,395           19,003
   4/30/01       16,664            15,882            17,379           19,161
   5/31/01       16,723            15,928            17,443           19,171
   6/30/01       16,768            15,946            17,493           19,270
   7/31/01       16,989            16,162            17,726           19,334

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return

As of                      Inception         1           5          10
July 31, 2001                Date           Year       Year        Year
- --------------------------------------------------------------------------
Class A Shares*            2/28/97/1/       4.38%      4.85%       5.44%
- --------------------------------------------------------------------------
Class B Shares**            3/3/98/2/       2.91%      4.50%       4.92%
- --------------------------------------------------------------------------
Trust Shares              12/14/98/2/       8.88%      5.74%       5.89%
- --------------------------------------------------------------------------

 * Reflects maximum 4.00% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

THE CHART ABOVE REPRESENTS A COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT 7/31/91 TO 7/31/01 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK, AND REPRESENTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS IN THE FUND.

THE PERFORMANCE OF THE AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND IS MEASURED AGAINST THE MERRILL LYNCH 1-5-YEAR GOVERNMENT BOND INDEX, WHICH IS GENERALLY REPRESENTATIVE OF THE PERFORMANCE OF GOVERNMENT BONDS IN THAT MATURITY RANGE WITH A RATING OF AT LEAST BAA. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.


THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 2/28/97 TO 3/12/00 OF THE ISG LIMITED TERM U.S. GOVERNMENT FUND, AN OPEN-END INVESTMENT COMPANY THAT WAS THE PREDECESSOR FUND TO THE AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND.


1 THE ISG LIMITED TERM U.S.  GOVERNMENT  FUND  COMMENCED  OPERATIONS ON 2/28/97,
  THROUGH A TRANSFER OF ASSETS FROM CERTAIN COLLECTIVE TRUST FUND ("COMMINGLED") ACCOUNTS MANAGED BY FIRST AMERICAN NATIONAL BANK, USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND. THE QUOTED PERFORMANCE OF THE FUND INCLUDES PERFORMANCE OF THE COMMINGLED ACCOUNTS FOR PERIODS DATING BACK TO 7/31/91, AND PRIOR TO THE MUTUAL FUND'S COMMENCEMENT OF OPERATIONS, AS ADJUSTED TO REFLECT THE EXPENSES ASSOCIATED WITH THE FUND. THE COMMINGLED ACCOUNTS WERE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE
  COMMISSION AND, THEREFORE, WERE NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF THE COMMINGLED ACCOUNTS HAD BEEN REGISTERED, THE COMMINGLED ACCOUNTS' PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED.


2 PERFORMANCE FOR THE CLASS B AND TRUST SHARES,  WHICH  COMMENCED  OPERATIONS ON
  3/3/98 AND 12/14/98, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN ADJUSTED TO REFLECT THE HIGHER 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE (CDSC).



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH GOVERNMENT INCOME FUND

PORTFOLIO MANAGERS

John P. Boston, CFA, Senior Vice President
John Mark McKenzie, Senior Vice President
AmSouth Bank

THE AMSOUTH GOVERNMENT INCOME FUND IS CO-MANAGED BY JOHN BOSTON, CFA, AND JOHN MARK MCKENZIE. JOHN BOSTON ALSO MANAGES THE AMSOUTH LIMITED TERM BOND FUND, AND CO-MANAGES THE AMSOUTH BOND FUND. HE HAS MORE THAN 11 YEARS OF EXPERIENCE AS A FIXED-INCOME MANAGER. HE HOLDS A BACHELOR'S DEGREE IN FINANCE AND POLITICAL SCIENCE AND IS A CHARTERED FINANCIAL ANALYST.

JOHN MARK MCKENZIE HAS MORE THAN 14 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. IN ADDITION TO CO-MANAGING THE AMSOUTH GOVERNMENT INCOME FUND, HE MANAGES THE AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND AND FOUR OF THE AMSOUTH MONEY MARKET
FUNDS: U.S. TREASURY, TREASURY RESERVE, PRIME, AND INSTITUTIONAL PRIME OBLIGATIONS. HE HOLDS BACHELOR'S DEGREES IN BANKING AND FINANCE AND EARNED A LAW DEGREE FROM THE UNIVERSITY OF MISSISSIPPI SCHOOL OF LAW.

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Government Income Fund is more suitable for investors who seek income but also demand the safety of U.S. government securities. Although we attempt to consistently generate a high level of income, investors should be aware that yields and principal values vary and that the Fund is not guaranteed by the U.S. government."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 11.25% (Class A Shares at NAV). In comparison, the Lehman Brothers Mortgage Index rose 12.54%, while the Lipper U.S. Mortgage Funds Index gained 11.48%.+

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Traditionally, the AmSouth Government Income Funds returns are based, to a large extent, on the performance of the U.S. Treasury and mortgage-backed securities. During the most recent, 12-month period, we benefited from an overall rally in Treasury securities, continuing Treasury buy backs--which boost the price of these securities--and a contraction in mortgage spreads.

With the Fed lowering interest rates during the last seven months, we saw a major shift in yields, especially at the short end of the yield curve. Generally, yield declines in the bond market increases proportionally the value of comparable bonds held in our portfolio. For example, from July 2000 to July 2001, yields on one-year securities tumbled 265 basis points (2.65%); five-year paper fell 160 basis points (1.60%); and the 30-year bond's yield declined 35 basis points (0.35%). We feel that this disparity between long- and short-securities' yields was expected. The Fed policy affects short-term rates, while the market sets long-term rates. Consequently, most price appreciation took place among the short-and intermediate-term securities we owned.

A slower economy and benign inflation in general also helped bonds; although inflation picked up slightly during the period, we feel it was not considered a major concern by bond investors.

As of July 31, 2001, the Fund's average maturity was 6.0 years, and its average credit quality was AAA (as rated by the Standard & Poor's). Approximately 38.6% of the Fund was invested in government agency securities, 20.6% in U.S. Treasuries, 38.5% in mortgage-backed securities, and 0.9% in cash equivalents.++

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. In recent months, we have become a bit more defensive in positioning the portfolio; we believe much of the bond-market rally is over. We anticipate the economy will bounce back sometime toward the end of this year or the beginning of 2002. We see interest rates either stabilizing or, when the economy picks up, even rising somewhat. In response, we began shortening the Fund's average maturity.


+ THE LIPPER U.S.  MORTGAGE  FUNDS INDEX  CONSISTS OF MANAGED  MUTUAL FUNDS THAT
  INVEST AT LEAST 65% OF THEIR ASSETS IN MORTGAGES/SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE U.S. GOVERNMENT AND CERTAIN FEDERAL AGENCIES.

++ THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

                                                  AMSOUTH GOVERNMENT INCOME FUND

Value of a $10,000 Investment

                                    [CHART]

                AmSouth            AmSouth           AmSouth         Lehman
              Government         Government         Government      Brothers
              Income Fund        Income Fund       Income Fund      Mortgage
           (Class A Shares)*   (Class B Shares)   (Trust Shares)      Index
 10/1/1993       9,597              10,000            10,000         10,000
10/31/1993       9,573               9,958             9,975         10,029
11/30/1993       9,549               9,930             9,950         10,009
12/31/1993       9,598               9,972            10,001         10,090
 1/31/1994       9,656              10,028            10,061         10,190
 2/28/1994       9,597               9,958            10,000         10,119
 3/31/1994       9,460               9,804             9,858          9,855
 4/30/1994       9,411               9,748             9,806          9,783
 5/31/1994       9,431               9,762             9,827          9,822
 6/30/1994       9,461               9,776             9,858          9,800
 7/31/1994       9,572               9,888             9,973          9,996
 8/31/1994       9,603               9,916            10,005         10,028
 9/30/1994       9,552               9,846             9,952          9,886
10/31/1994       9,552               9,846             9,952          9,880
11/30/1994       9,511               9,790             9,909          9,849
12/31/1994       9,562               9,832             9,962          9,928
 1/31/1995       9,720               9,986            10,125         10,140
 2/28/1995       9,904              10,168            10,318         10,399
 3/31/1995       9,926              10,182            10,340         10,448
 4/30/1995      10,027              10,280            10,445         10,596
 5/31/1995      10,309              10,559            10,737         10,930
 6/30/1995      10,376              10,615            10,807         10,992
 7/31/1995      10,379              10,615            10,810         11,011
 8/31/1995      10,476              10,699            10,911         11,125
 9/30/1995      10,558              10,783            10,996         11,223
10/31/1995      10,672              10,881            11,114         11,323
11/30/1995      10,807              11,021            11,255         11,452
12/31/1995      10,936              11,133            11,388         11,595
 1/31/1996      11,000              11,189            11,454         11,682
 2/29/1996      10,864              11,049            11,314         11,586
 3/31/1996      10,820              10,993            11,269         11,544
 4/30/1996      10,767              10,923            11,213         11,511
 5/31/1996      10,739              10,895            11,183         11,478
 6/30/1996      10,847              10,993            11,295         11,636
 7/31/1996      10,888              11,021            11,337         11,680
 8/31/1996      10,909              11,035            11,359         11,680
 9/30/1996      11,072              11,189            11,529         11,875
10/31/1996      11,308              11,427            11,774         12,107
11/30/1996      11,494              11,594            11,968         12,280
12/31/1996      11,381              11,483            11,850         12,217
 1/31/1997      11,428              11,510            11,899         12,307
 2/28/1997      11,446              11,524            11,917         12,348
 3/31/1997      11,339              11,399            11,806         12,232
 4/30/1997      11,494              11,552            11,968         12,426
 5/31/1997      11,598              11,650            12,075         12,548
 6/30/1997      11,737              11,776            12,221         12,695
 7/31/1997      12,001              12,028            12,495         12,933
 8/31/1997      11,937              11,958            12,429         12,902
 9/30/1997      12,103              12,112            12,603         13,066

10/31/1997      12,252              12,252            12,760         13,211
11/30/1997      12,309              12,308            12,820         13,255
12/31/1997      12,445              12,434            12,963         13,375
 1/31/1998      12,580              12,559            13,105         13,508
 2/28/1998      12,600              12,559            13,127         13,536
 3/31/1998      12,643              12,601            13,173         13,593
 4/30/1998      12,691              12,629            13,223         13,670
 5/31/1998      12,787              12,727            13,325         13,761
 6/30/1998      12,861              12,783            13,390         13,827
 7/31/1998      12,910              12,825            13,442         13,897
 8/31/1998      13,056              12,965            13,609         14,024
 9/30/1998      13,273              13,161            13,823         14,193
10/31/1998      13,253              13,133            13,803         14,175
11/30/1998      13,314              13,189            13,882         14,246
12/31/1998      13,334              13,203            13,904         14,307
 1/31/1999      13,417              13,273            13,978         14,409
 2/28/1999      13,284              13,133            13,854         14,351
 3/31/1999      13,343              13,175            13,917         14,447
 4/30/1999      13,400              13,217            13,978         14,514
 5/31/1999      13,334              13,147            13,910         14,432
 6/30/1999      13,291              13,091            13,866         14,382
 7/31/1999      13,248              13,049            13,807         14,284
 8/31/1999      13,226              13,007            13,815         14,284
 9/30/1999      13,381              13,147            13,964         14,515
10/31/1999      13,436              13,203            14,022         14,600
11/30/1999      13,454              13,203            14,042         14,607
12/31/1999      13,418              13,161            14,006         14,572
 1/31/2000      13,389              13,119            13,976         14,445
 2/29/2000      13,527              13,245            14,121         14,613
 3/31/2000      13,716              13,413            14,320         14,772
 4/30/2000      13,664              13,368            14,268         14,782
 5/31/2000      13,655              13,335            14,261         14,790
 6/30/2000      13,877              13,558            14,494         15,106
 7/31/2000      13,983              13,654            14,623         15,203
 8/31/2000      14,178              13,835            14,828         15,434
 9/30/2000      14,242              13,889            14,897         15,594
10/31/2000      14,365              14,002            15,012         15,707
11/30/2000      14,592              14,214            15,267         15,942
12/31/2000      14,850              14,442            15,522         16,199
 1/31/2001      15,020              14,598            15,702         16,452
 2/28/2001      15,145              14,712            15,835         16,545
 3/31/2001      15,211              14,769            15,906         16,641
 4/30/2001      15,156              14,707            15,851         16,665
 5/31/2001      15,223              14,764            15,922         16,775
 6/30/2001      15,259              14,789            15,962         16,810
 7/31/2001      15,556              15,069            16,275         17,109

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
As of                     Inception         1        5               Since
July 31, 2000                Date         Year      Year           Inception
--------------------------------------------------------------------------------
Class A Shares*           10/1/93         6.80%     6.53%            5.81%
--------------------------------------------------------------------------------
Class B Shares**           3/13/00(1)     5.36%     6.14%            5.38%
--------------------------------------------------------------------------------
Trust Shares               9/2/97(1)     11.30%     7.50%            6.42%
--------------------------------------------------------------------------------

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%)

THE CHART ABOVE REPRESENTS A COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT FROM 10/1/93 TO 7/31/01 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK, AND REPRESENTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS IN THE FUND.

THE PERFORMANCE OF THE AMSOUTH GOVERNMENT INCOME FUND IS MEASURED AGAINST THE LEHMAN BROTHERS MORTGAGE INDEX, AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE MORTGAGE BOND MARKET AS A WHOLE. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

1 PERFORMANCE FOR THE CLASS B AND TRUST SHARES,  WHICH  COMMENCED  OPERATIONS ON
  3/13/00 AND 9/2/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN ADJUSTED TO REFLECT THE HIGHER 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE (CDSC).

EFFECTIVE 12/1/99, THE CLASSIC AND PREMIER SHARES WERE RENAMED CLASS A AND TRUST SHARES, RESPECTIVELY.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND+
PORTFOLIO MANAGER

Sharon Brown
Senior Vice President
AmSouth Bank
AmSouth Investment Management Company, LLC

SHARON BROWN MANAGES THREE OF THE AMSOUTH FUNDS: THE TENNESSEE TAX-EXEMPT FUND, THE LIMITED TERM TENNESSEE TAX-EXEMPT FUND AND THE TAX-EXEMPT MONEY MARKET FUND. SHE HAS 22 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE AND HOLDS A BACHELOR'S DEGREE IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF TENNESSEE.

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term Tennessee Tax-Exempt Fund holds a portfolio of high-quality, short-term Tennessee municipal bonds. The Fund buys only bonds rated 'A' and above, while attempting to provide a reliable flow of tax-free income. By investing in high-quality bonds and keeping bond durations short, we strive to limit fluctuations in the Fund's market value."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 6.28% (Class A Shares at NAV). In comparison, the Fund's benchmark, Merrill Lynch 3-7-Year Municipal Bond Index, produced a total return of 9.21%.

It is also important to recognize income yield to shareholders. As of July 31, 2001, the Fund's 30-day SEC yield (Class A Shares) was 2.38%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 3.91% (shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized).

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of July 31, 2001, the Fund's average maturity was 4.1 years.++

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The past 12 months were profitable for just about every type of bond and bond fund, and our portfolio was no exception. With economic conditions unusually conducive to fixed-income securities, and the stock market moving lower, many investors found profitable refuge in funds such as ours. Our emphasis on securities producing income tax-free to Tennessee residents further benefited shareholders who live in that state.

The municipal market "piggybacked" on the success of the taxable bond market, with bonds helped by the Fed's persistent rate-cutting policy. Because our Fund operates mostly on the short end of the yield curve, and Fed policy directly influences shorter securities, the value of our holdings was enhanced. A lack of supply within the state of Tennessee also worked to lower rates and boost bond prices.

Q. WHAT ARE A FEW OF YOUR FAVORITE BONDS IN THE FUND?

A. We especially like Rutherford County bonds yielding 6.00%, due in 2004 (8.03% of net assets). It offers a good coupon rate for such a short maturity. On the longer end of the yield curve are bonds issued by Shelby County yielding 5.50%, due in 2009 (4.12%). These securities are noncallable and give us participation in the intermediate segment of the yield curve.++

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. We would not say we are necessarily at the end of the rate-cutting road, but we may be close to the bottom in yields; the Fed may not have much more room to lower rates. On the positive side, we do not see an imminent resurgence of inflationary pressures. We believe the most likely scenario over the short- and mid-term, is that the municipal market could experience a narrow trading range, with most performance coming from our tax-free yields.


 +THE  FUND'S  INCOME  MAY BE  SUBJECT  TO  CERTAIN  STATE AND LOCAL  TAXES AND,
  DEPENDING ON ONE'S TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.


 ++THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

                                  AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND

Value of a $10,000 Investment

                                    [CHART]

                  AmSouth Limited     AmSouth Limited Term
                   Term Tennessee          Tennessee           Merrill Lynch
                   Tax-Exempt Fund      Tax-Exempt Fund          3-7 Year
                  (Class A Shares)*     (Class B Shares)    Municipal Bond Index

  7/31/91               9,595                10,000                 10,000
  8/31/91               9,755                10,161                 10,166
  9/30/91               9,828                10,235                 10,265
 10/31/91               9,914                10,309                 10,335
 11/30/91               9,914                10,297                 10,365
 12/31/91              10,110                10,495                 10,530
  1/31/92              10,147                10,532                 10,620
  2/29/92              10,110                10,483                 10,578
  3/31/92              10,123                10,483                 10,568
  4/30/92              10,135                10,483                 10,662
  5/31/92              10,221                10,569                 10,699
  6/30/92              10,356                10,693                 10,900
  7/31/92              10,503                10,842                 11,095
  8/31/92              10,491                10,817                 11,031
  9/30/92              10,442                10,755                 11,107
 10/31/92              10,466                10,780                 11,012
 11/30/92              10,577                10,879                 11,303
 12/31/92              10,577                10,866                 11,355
  1/31/93              10,687                10,978                 11,445
  2/28/93              10,896                11,188                 11,682
  3/31/93              10,834                11,114                 11,664
  4/30/93              10,908                11,176                 11,728
  5/31/93              10,933                11,188                 11,814
  6/30/93              11,018                11,275                 11,907
  7/31/93              11,018                11,262                 11,884
  8/31/93              11,117                11,349                 12,004
  9/30/93              11,190                11,423                 12,120
 10/31/93              11,178                11,399                 12,187
 11/30/93              11,129                11,337                 12,089
 12/31/93              11,252                11,448                 12,262
  1/31/94              11,350                11,547                 12,384
  2/28/94              11,190                11,374                 12,176
  3/31/94              10,920                11,089                 11,836
  4/30/94              10,969                11,126                 11,913
  5/31/94              10,994                11,139                 11,995
  6/30/94              10,969                11,114                 12,000
  7/31/94              11,043                11,176                 12,220
  8/31/94              11,104                11,225                 12,231
  9/30/94              11,043                11,151                 12,132
 10/31/94              10,994                11,101                 12,056
 11/30/94              10,883                10,978                 11,939
 12/31/94              10,957                11,040                 12,049
  1/31/95              11,043                11,114                 12,128
  2/28/95              11,178                11,250                 12,383
  3/31/95              11,252                11,312                 12,459
  4/30/95              11,301                11,349                 12,542
  5/31/95              11,497                11,535                 12,826
  6/30/95              11,472                11,498                 12,839

  7/31/95              11,583                11,609                 12,943
  8/31/95              11,656                11,671                 13,060
  9/30/95              11,681                11,683                 13,058
 10/31/95              11,718                11,708                 13,120
 11/30/95              11,816                11,795                 13,302
 12/31/95              11,877                11,844                 13,333
  1/31/96              11,951                11,918                 13,489
  2/29/96              11,926                11,881                 13,464
  3/31/96              11,816                11,757                 13,351
  4/30/96              11,791                11,720                 13,349
  5/31/96              11,779                11,708                 13,340
  6/30/96              11,840                11,757                 13,395
  7/31/96              11,902                11,807                 13,509
  8/31/96              11,877                11,770                 13,529
  9/30/96              11,951                11,832                 13,647
 10/31/96              12,049                11,918                 13,772
 11/30/96              12,184                12,042                 13,932
 12/31/96              12,135                11,980                 13,915
  1/31/97              12,184                12,030                 13,945
  2/28/97              12,270                12,104                 14,044
  3/31/97              12,143                11,968                 13,903
  4/30/97              12,176                11,993                 13,931
  5/31/97              12,284                12,079                 14,096
  6/30/97              12,343                12,129                 14,260
  7/31/97              12,539                12,314                 14,502
  8/31/97              12,463                12,228                 14,411
  9/30/97              12,561                12,314                 14,560
 10/31/97              12,623                12,364                 14,614
 11/30/97              12,663                12,389                 14,671
 12/31/97              12,793                12,512                 14,817
  1/31/98              12,905                12,611                 14,931
  2/28/98              12,886                12,584                 14,953
  3/31/98              12,871                12,561                 14,975
  4/30/98              12,815                12,483                 14,914
  5/31/98              12,951                12,618                 15,105
  6/30/98              12,972                12,628                 15,145
  7/31/98              12,994                12,638                 15,199
  8/31/98              13,117                12,747                 15,417
  9/30/98              13,205                12,822                 15,562
 10/31/98              13,225                12,831                 15,594
 11/30/98              13,245                12,839                 15,612
 12/31/98              13,274                12,844                 15,698
  1/31/99              13,374                12,944                 15,883
  2/28/99              13,338                12,901                 15,828
  3/31/99              13,332                12,886                 15,840
  4/30/99              13,364                12,908                 15,894
  5/31/99              13,305                12,842                 15,830
  6/30/99              13,153                12,686                 15,651
  7/31/99              13,201                12,723                 15,781
  8/31/99              13,169                12,683                 15,785
  9/30/99              13,205                12,696                 15,800
 10/31/99              13,119                12,617                 15,746
 11/30/99              13,180                12,666                 15,844
 12/31/99              13,141                12,607                 15,801
  1/31/00              13,095                12,567                 15,774
  2/29/00              13,183                12,643                 15,838
  3/31/00              13,262                12,713                 15,989
  4/30/00              13,213                12,658                 15,942
  5/31/00              13,183                12,622                 15,938
  6/30/00              13,415                12,833                 16,258
  7/31/00              13,551                12,953                 16,447
  8/31/00              13,619                13,009                 16,622
  9/30/00              13,597                12,980                 16,592
 10/31/00              13,689                13,060                 16,711
 11/30/00              13,727                13,098                 16,780
 12/31/00              13,956                13,296                 17,105
  1/31/01              14,132                13,460                 17,405
  2/28/01              14,166                13,484                 17,421
  3/31/01              14,231                13,551                 17,586
  4/30/01              14,141                13,443                 17,472
  5/31/01              14,247                13,536                 17,670
  6/30/01              14,293                13,571                 17,772
  7/31/01              14,403                13,667                 17,962

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

As of                  Inception            1            5           10
July 31, 2001             Date             Year         Year        Year
--------------------------------------------------------------------------------
Class A Shares*         2/28/97/1/        2.02%        3.05%        3.72%
--------------------------------------------------------------------------------
Class B Shares**        2/3/98/2/         0.51%        2.61%        3.17%
--------------------------------------------------------------------------------
 *Reflects 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

THE CHART ABOVE REPRESENTS A COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/91 TO 7/31/01 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK, AND REPRESENTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS IN THE FUND.

THE PERFORMANCE OF THE AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND IS MEASURED AGAINST THE MERRILL LYNCH 3-7-YEAR MUNICIPAL BOND INDEX, AN UNMANAGED INDEX THAT IS GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 2/28/97 TO 3/12/00 OF THE ISG LIMITED TERM TENNESSEE TAX-EXEMPT FUND, AN OPEN-END INVESTMENT COMPANY THAT WAS THE PREDECESSOR FUND TO THE AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND.


1 THE ISG  LIMITED  TERM  TENNESSEE  TAX-EXEMPT  FUND  COMMENCED  OPERATIONS  ON
  2/28/97, THROUGH A TRANSFER OF ASSETS FROM CERTAIN COLLECTIVE TRUST FUND ("COMMINGLED") ACCOUNTS MANAGED BY FIRST AMERICAN NATIONAL BANK, USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND. THE QUOTED PERFORMANCE OF THE FUND INCLUDES PERFORMANCE OF THE COMMINGLED ACCOUNTS FOR PERIODS DATING BACK TO 7/31/91, AND PRIOR TO THE MUTUAL FUND'S COMMENCEMENT OF OPERATIONS, AS ADJUSTED TO REFLECT THE EXPENSES ASSOCIATED WITH THE FUND. THE COMMINGLED ACCOUNTS WERE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, THEREFORE, WERE NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF THE COMMINGLED ACCOUNTS HAD BEEN REGISTERED, THE COMMINGLED ACCOUNTS' PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED.

2 PERFORMANCE  FOR THE CLASS B SHARES,  WHICH  COMMENCED  OPERATIONS  ON 2/3/98,
  RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN ADJUSTED TO REFLECT THE HIGHER 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE (CDSC).


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH TENNESSEE TAX-EXEMPT FUND+

PORTFOLIO MANAGER

Sharon Brown
Senior Vice President
AmSouth Funds

AmSouth Investment Management Company, LLC

SHARON BROWN MANAGES THREE OF THE AMSOUTH FUNDS: THE TENNESSEE TAX-EXEMPT FUND, THE LIMITED TERM TENNESSEE TAX-EXEMPT FUND AND THE TAX-EXEMPT MONEY MARKET FUND. SHE HAS 22 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE AND HOLDS A BACHELOR'S DEGREE IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF TENNESSEE.

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Tennessee Tax-Exempt Fund generates income that is exempt from both Federal and the state of Tennessee income tax. The Fund only invests in securities in the top three rating classes, or of comparable quality. As with the other AmSouth bond funds, we strive to enhance long-term performance by capitalizing on expected changes in interest rates."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of 7.55% (Class A Shares at NAV). In comparison, the Fund's benchmark, the Lehman Brothers Municipal 10-Year Bond Index, produced a total return of 9.48%.

It is also important to recognize income yield to shareholders. As of July 31, 2001, the Fund's 30-day SEC yield at (Class A Shares) was 3.27%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 5.37% (shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized).

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of July 31, 2001, the Fund's average maturity was 6.6 years.++

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The past 12 months were profitable for just about every type of bond and bond fund, and our portfolio was no exception. With economic conditions unusually conducive to fixed-income securities, and the stock market moving lower, many investors found profitable refuge in funds such as ours. Our emphasis on securities producing income tax free to Tennessee residents further benefited shareholders who live in that state.

The municipal market "piggybacked" on the success of the taxable bond market, with bonds helped by the Fed's persistent rate-cutting policy. Because our Fund operates mostly in the short and intermediate portions of the yield curve, and Fed policy directly influences shorter securities, the value of our holdings was enhanced. A lack of supply within the state of Tennessee also worked to lower rates and boost bond prices.

Q. WHAT ARE A FEW OF YOUR FAVORITE BONDS IN THE FUND?

A. Among our favorite bonds are City of Memphis bonds yielding 5.25%, due in 2014 (2.11% of net assets). This is a good, solid, noncallable bond that tends to perform well in most types of markets. We also like a Rutherford County issue yielding 6.25%, due in 2004 (2.61%). With its high coupon and short maturity, it offers some protection should the market move against us.++

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. We would not say we are necessarily at the end of the rate-cutting road, but we may be close to the bottom in yields; the Fed may not have much more room to lower rates. On the positive side, we do not see an imminent resurgence of inflationary pressures. We believe the most likely scenario over the short- and mid-term, is that the municipal market could experience a narrow trading range, with most performance coming from our tax-free yields.


 +THE  FUND'S  INCOME  MAY BE  SUBJECT  TO  CERTAIN  STATE AND LOCAL  TAXES AND,
  DEPENDING ON ONE'S TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.


 ++THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

                                              AMSOUTH TENNESSEE TAX-EXEMPT FUND+
Value of a $10,000 Investment

                                    [CHART]

              AmSouth      AmSouth      AmSouth      Merrill      Lehman
               TN Tax       TN Tax       TN Tax       Lynch      Brothers
               Exempt       Exempt       Exempt     1-12-Year   Municipal
             Fund Class   Fund Class   Fund Trust   Municipal    10-Year
              A Shares     B Shares      Shares     Bond Index    Index
   7/31/91       9,603      10,000       10,000      10,000      10,000
   8/31/91       9,757      10,152       10,161      10,181      10,135
   9/30/91       9,812      10,203       10,218      10,266      10,291
  10/31/91       9,989      10,381       10,402      10,350      10,374
  11/30/91       9,945      10,318       10,356      10,363      10,391
  12/31/91      10,110      10,483       10,529      10,521      10,612
   1/31/92      10,143      10,508       10,563      10,576      10,635
   2/29/92      10,077      10,432       10,494      10,514      10,619
   3/31/92      10,055      10,407       10,471      10,517      10,603
   4/30/92      10,099      10,445       10,517      10,618      10,703
   5/31/92      10,265      10,597       10,690      10,655      10,829
   6/30/92      10,430      10,762       10,862      10,883      11,016
   7/31/92      10,706      11,042       11,149      11,154      11,377
   8/31/92      10,530      10,851       10,966      11,030      11,243
   9/30/92      10,530      10,839       10,966      11,103      11,336
  10/31/92      10,408      10,699       10,839      10,976      11,221
  11/30/92      10,651      10,940       11,092      11,242      11,426
  12/31/92      10,662      10,953       11,103      11,321      11,559
   1/31/93      10,795      11,080       11,241      11,449      11,754
   2/28/93      11,115      11,398       11,575      11,739      12,184
   3/31/93      11,015      11,283       11,471      11,682      12,006
   4/30/93      11,148      11,410       11,609      11,786      12,120
   5/31/93      11,203      11,461       11,667      11,818      12,163
   6/30/93      11,325      11,576       11,793      11,958      12,402
   7/31/93      11,313      11,550       11,782      11,956      12,433
   8/31/93      11,534      11,766       12,011      12,133      12,691
   9/30/93      11,689      11,919       12,172      12,228      12,847
  10/31/93      11,678      11,893       12,161      12,323      12,867
  11/30/93      11,545      11,741       12,023      12,214      12,762
  12/31/93      11,755      11,944       12,241      12,407      13,034
   1/31/94      11,843      12,033       12,333      12,530      13,194
   2/28/94      11,545      11,715       12,023      12,252      12,833
   3/31/94      10,800      10,953       11,247      11,926      12,342
   4/30/94      10,851      10,991       11,300      11,977      12,478
   5/31/94      10,926      11,055       11,378      12,031      12,578
   6/30/94      10,856      10,978       11,305      12,021      12,524
   7/31/94      11,033      11,156       11,489      12,278      12,734
   8/31/94      11,073      11,182       11,532      12,309      12,784
   9/30/94      10,923      11,017       11,375      12,169      12,611
  10/31/94      10,740      10,813       11,184      12,087      12,427
  11/30/94      10,544      10,610       10,980      11,936      12,192
  12/31/94      10,747      10,813       11,192      12,092      12,412
   1/31/95      11,021      11,080       11,477      12,270      12,733
   2/28/95      11,291      11,334       11,758      12,598      13,094
   3/31/95      11,382      11,423       11,853      12,659      13,270
   4/30/95      11,379      11,398       11,850      12,709      13,286
   5/31/95      11,646      11,652       12,127      13,074      13,708
   6/30/95      11,526      11,525       12,003      13,049      13,623
   7/31/95      11,583      11,576       12,062      13,149      13,823
   8/31/95      11,720      11,703       12,205      13,288      14,011
   9/30/95      11,773      11,741       12,260      13,300      14,100
  10/31/95      11,912      11,868       12,404      13,411      14,263
  11/30/95      12,084      12,033       12,584      13,634      14,454
  12/31/95      12,187      12,122       12,691      13,710      14,542
   1/31/96      12,267      12,198       12,775      13,877      14,689
   2/29/96      12,140      12,058       12,642      13,745      14,629
   3/31/96      11,944      11,855       12,438      13,735      14,447
   4/30/96      11,877      11,779       12,369      13,736      14,397
   5/31/96      11,847      11,741       12,337      13,738      14,356
   6/30/96      11,938      11,804       12,431      13,817      14,493
   7/31/96      12,016      11,881       12,513      13,948      14,632
   8/31/96      11,973      11,830       12,469      13,960      14,632
   9/30/96      12,090      11,931       12,590      14,086      14,782
  10/31/96      12,221      12,046       12,726      14,220      14,969
  11/30/96      12,437      12,249       12,951      14,399      15,271
  12/31/96      12,356      12,160       12,867      14,381      15,202
   1/31/97      12,362      12,160       12,874      14,426      15,262
   2/28/97      12,439      12,211       12,953      14,526      15,405
   3/31/97      12,245      12,008       12,751      14,374      15,199
   4/30/97      12,300      12,046       12,809      14,432      15,311
   5/31/97      12,457      12,198       12,973      14,638      15,529
   6/30/97      12,550      12,274       13,070      14,787      15,699
   7/31/97      12,887      12,592       13,420      15,116      16,141
   8/31/97      12,738      12,440       13,265      14,994      15,984
   9/30/97      12,896      12,579       13,429      15,163      16,187
  10/31/97      12,965      12,643       13,501      15,225      16,273
  11/30/97      13,008      12,668       13,549      15,287      16,348
  12/31/97      13,237      12,884       13,789      15,487      16,606
   1/31/98      13,368      12,999       13,928      15,616      16,790
   2/28/98      13,326      13,010       13,873      15,642      16,789
   3/31/98      13,288      12,976       13,850      15,662      16,777
   4/30/98      13,157      12,839       13,716      15,590      16,685
   5/31/98      13,393      13,061       13,966      15,817      16,968
   6/30/98      13,392      13,052       13,967      15,861      17,031
   7/31/98      13,404      13,055       13,983      15,911      17,058
   8/31/98      13,628      13,265       14,220      16,156      17,355
   9/30/98      13,785      13,409       14,387      16,330      17,614
  10/31/98      13,782      13,397       14,386      16,351      17,621
  11/30/98      13,791      13,398       14,399      16,375      17,674
  12/31/98      13,800      13,398       14,411      16,457      17,728
   1/31/99      13,973      13,558       14,581      16,685      18,000
   2/28/99      13,843      13,426       14,462      16,586      17,838
   3/31/99      13,825      13,403       14,447      16,572      17,829
   4/30/99      13,862      13,431       14,488      16,619      17,877
   5/31/99      13,735      13,315       14,359      16,527      17,752
   6/30/99      13,498      13,066       14,113      16,291      17,421
   7/31/99      13,550      13,109       14,170      16,431      17,538
   8/31/99      13,477      13,032       14,097      16,412      17,473
   9/30/99      13,491      13,040       14,101      16,435      17,533
  10/31/99      13,365      12,912       13,972      16,347      17,410
  11/30/99      13,474      13,010       14,103      16,495      17,600
  12/31/99      13,376      12,909       14,004      16,456      17,508
   1/31/00      13,307      12,835       13,934      16,399      17,436
   2/29/00      13,416      12,935       14,051      16,518      17,574
   3/31/00      13,601      13,107       14,246      16,730      17,915
   4/30/00      13,516      13,004       14,144      16,668      17,826
   5/31/00      13,448      12,944       14,090      16,622      17,720
   6/30/00      13,764      13,239       14,423      17,009      18,202
   7/31/00      13,932      13,392       14,600      17,237      18,454
   8/31/00      14,097      13,527       14,759      17,455      18,740
   9/30/00      14,010      13,449       14,684      17,392      18,653
  10/31/00      14,142      13,567       14,825      17,550      18,844
  11/30/00      14,218      13,629       14,905      17,634      18,945
  12/31/00      14,534      13,925       15,239      18,042      19,391
   1/31/01      14,664      14,027       15,363      18,310      19,641
   2/28/01      14,691      14,059       15,408      18,333      19,674
   3/31/01      14,793      14,149       15,517      18,503      19,841
   4/30/01      14,604      13,959       15,321      18,296      19,597
   5/31/01      14,736      14,076       15,461      18,509      19,811
   6/30/01      14,809      14,137       15,540      18,641      19,930
   7/31/01      14,984      14,296       15,725      18,877      20,203

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

Average Annual Total Return

As of              Inception          1         5       Since
July 31, 2001        Date            Year      Year   Inception
-------------------------------------------------------------------
Class A Shares*    3/28/94/1/        3.21%     3.66%     4.13%
-------------------------------------------------------------------
Class B Shares**   2/24/98/2/        1.75%     3.42%     3.64%
-------------------------------------------------------------------
Trust Shares      10/03/97/2/        7.70%     4.68%     4.63%
-------------------------------------------------------------------
 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

THE CHART ABOVE REPRESENTS A COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/91 TO 7/31/01 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK, AND REPRESENTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS IN THE FUND.

THE PERFORMANCE OF THE AMSOUTH TENNESSEE TAX-EXEMPT FUND IS MEASURED AGAINST THE MERRILL LYNCH 1-12-YEAR MUNICIPAL BOND INDEX, WHICH IS UNMANAGED AND IS GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES. THE LEHMAN BROTHERS MUNICIPAL 10-YEAR INDEX IS AN UNMANAGED INDEX THAT INCLUDES MUNICIPAL BONDS ISSUED WITHIN THE LAST FIVE YEARS BY MUNICIPALITIES THROUGHOUT THE UNITED STATES, WITH MATURITIES OF AT LEAST ONE YEAR, BUT NO MORE THAN 12 YEARS, AND A CREDIT QUALITY OF AT LEAST BAA. THE INDICES DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

THE QUOTED RETURNS  REFLECT THE  PERFORMANCE  FROM 3/28/94 TO 3/12/00 OF THE ISG
TENNESSEE   TAX-EXEMPT  FUND,  AN  OPEN-END  INVESTMENT  COMPANY  THAT  WAS  THE
PREDECESSOR FUND TO THE AMSOUTH TENNESSEE TAX-EXEMPT FUND.

1 THE ISG TENNESSEE TAX-EXEMPT FUND COMMENCED  OPERATIONS ON 3/28/94,  THROUGH A
  TRANSFER OF ASSETS FROM CERTAIN COLLECTIVE TRUST FUND ("COMMINGLED") ACCOUNTS MANAGED BY FIRST AMERICAN NATIONAL BANK, USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND. THE QUOTED PERFORMANCE OF THE FUND INCLUDES PERFORMANCE OF THE COMMINGLED ACCOUNTS FOR PERIODS DATING BACK TO 7/31/91, AND PRIOR TO THE MUTUAL FUND'S COMMENCEMENT OF OPERATIONS, AS ADJUSTED TO REFLECT THE EXPENSES ASSOCIATED WITH THE FUND. THE COMMINGLED ACCOUNTS WERE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE
  COMMISSION AND, THEREFORE, WERE NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF THE COMMINGLED ACCOUNTS HAD BEEN REGISTERED, THE COMMINGLED ACCOUNTS' PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED.

2 PERFORMANCE FOR THE CLASS B AND TRUST SHARES,  WHICH  COMMENCED  OPERATIONS ON
  2/24/98 AND 10/3/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN ADJUSTED TO REFLECT THE HIGHER 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE (CDSC).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

                                                                    APPENDIX B-2

                   MANAGEMENT DISCUSSION OF FUNDS' PERFORMANCE

         The following information was provided by the Semi-Annual Report to Shareholders of AmSouth Funds ("Semi-Annual Report") for the period ended January 31, 2002. The Management Discussion found in the Semi-Annual Report is as follows:

AMSOUTH EQUITY INCOME FUND

PORTFOLIO MANAGER

Christopher Wiles, CFA
President and Chief Investment Officer
Rockhaven Asset Management, LLC (sub-advisor)

CHRIS HAS MORE THAN 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE AND HOLDS AN M.B.A. AND A BACHELOR'S DEGREE IN FINANCE. PREVIOUSLY, HE WAS AFFILIATED WITH FEDERATED INVESTMENTS AND MELLON BANK.

PORTFOLIO MANAGER'S PERSPECTIVE

"With the AmSouth Equity Income Fund, we try to reduce risk through a disciplined portfolio construction limited, under normal conditions, to 50 stocks. Then we select the most attractive securities on a risk/reward basis in each sector. Rather than trying to time the market or guess which sector may offer the greatest return, we put our emphasis on investing in what we believe are the best-yielding, best dividend-growing securities, ector by sector."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the six months ended January 31, 2002, the Fund's total return was -1.60% (Class A Shares at NAV).1 In comparison, the S&P 500 Stock Index returned -6.01%, and the Lipper Equity Income Fund Index2 posted a -4.11% return for the period.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The key objective of this Fund is to perform in line with the S&P 500 Index, with less risk and more income. As for our peer group, the Lipper Equity Income category, we run our Fund differently from other equity income funds. We want to have exposure in every market sector, while choosing what we believe to be stocks that could potentially offer both above-average yields and total returns. This strategy served us particularly well over the last six months, especially since larger-cap growth stocks which we target perhaps more than the average equity income fund--did so well during the last calendar quarter of 2001.

Specifically, some judicious stock selection enabled us to again outperform our primary benchmark. Some bright spots among our holdings included health care names such as Johnson & Johnson (2.09% of net assets) and Abbott Laboratories (2.36%), both of which were strong performers for us. We also benefited from holdings in the retail sector, including Costco Co. (2.98%), which has been one of our core holdings for years and Johnson Controls, Inc. (1.46%).*

As of January 31, 2002, the Fund's top five holdings were L-3 Communications, Inc. convertible bond (3.41% of net assets); Costco Co., convertible bond (2.98%); Citigroup, Inc. (2.91%); Omnicom Group, Inc. (2.63%); and Ball Corp. (2.58%).*

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. We are clearly seeing signs of an economic recovery, and we believe will probably continue into the second half of 2002. On the negative side, we still see the unwinding of the speculative bubble period of the 1990s. Many companies are discovering that the capital markets are not too friendly when it comes to restructuring debt, which we feel could lead to more companies going bankrupt. As for our Fund, we will continue to focus on companies with unassailable balance sheets and income statements. This strategy is something we feel will should help the Fund do well this year, regardless of whether the market takes off or remains in a narrow trading range.

1 WITH THE MAXIMUM SALES CHARGE OF 5.50%, THE FUND'S SIX-MONTH, 1 YEAR AND SINCE
  INCEPTION RETURNS WERE -7.03%, -18.74% AND 7.02%, RESPECTIVELY. THE TOTAL RETURNS LESS THAN ONE YEAR ARE AGGREGATE RETURNS, TOTAL RETURNS OVER ONE YEAR ARE ANNUALIZED.


2 THE LIPPER EQUITY INCOME FUNDS INDEX IS COMPRISED OF MANAGED MUTUAL FUNDS THAT
  SEEK RELATIVELY HIGH CURRENT INCOME AND GROWTH OF INCOME THROUGH INVESTING 65% OR MORE OF THEIR PORTFOLIO IN DIVIDEND-PAYING EQUITY SECURITIES.


3 THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY  REPRESENTATIVE OF THE
  U.S. STOCK MARKET AS A WHOLE. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES.


  INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING FUNDS OR SECURITIES.


* THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH VALUE  FUND

PORTFOLIO MANAGER

Richard H. Calvert, CFA
Vice President
AmSouth Bank
AmSouth Investment Management Company, LLC

RICHARD HAS BEEN A PORTFOLIO MANAGER AND ANALYST FOR MORE THAN SEVEN YEARS. HE IS A MEMBER OF AMSOUTH BANK'S VALUE STRATEGY GROUP AND THE ASSET ALLOCATION COMMITTEE. HE HOLDS A B.S. IN ECONOMICS.

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Value Fund uses a 'value investing' approach. Rather than pursue hot stocks that are in high demand, we search for solid companies with good fundamentals that are available at attractive prices. By adhering to this investment approach through entire market cycles, we seek to achieve above average long-term results with less volatility than the overall market."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the six months ended January 31, 2002, the AmSouth Value Fund produced a total return of -5.68% (Class A Shares at NAV).1 In comparison, the S&P 500 Stock Index returned -6.01%, while the Lipper Multi-Cap Value Index2 produced a -3.94% return.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. During most of the period's first two months, value stocks did relatively well, as investors steered clear of most growth names. The events of September 11 battered the market even further, until stocks hit bottom on September 21 and then shortly after launched a strong recovery. During the last calendar quarter of 2001, investors returned to growth stocks, the type of technology companies we believed to be overvalued. Consequently, the Fund's relative performance was stronger at the beginning of the period than in the second half.

Among other actions, we added to our holdings in the utility and property-casualty sectors. We also looked to pick up attractively-valued stocks that had been beaten down in the days after the terrorist attacks: companies such as Hilton Hotels Corp. (2.38% of net assets) and Cendant Corporation (1.47%).*

In addition, we sold a significant portion of our technology holdings. While we were overweighted in technology at the beginning of the period, we ended January 2002 with roughly 14.5% of the portfolio invested in technology stocks, while slightly more than 16% of the S&P 500 Index represented technology stocks. Some of the tech holdings we pruned from the Fund had appreciated sharply in the last year, and we felt they no longer offered compelling valuations.

As of January 31, 2002, the Fund's top five holdings were Valero Energy Corp. (4.11%), Washington Mutual, Inc. (3.41%), St. Paul Cos., Inc. (3.28%), Chubb Corp. (2.76%) and Mirant Corp. (2.64%).*

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. We are stock pickers, not market timers. We do not base our investment decisions on a macro view of the market's future direction. We believe we are back in a time when individual stock valuations are more important to investors than they were during the 1990s. In a market characterized by volatility, buying fairly-valued or undervalued stocks, and reducing volatility, could help us outperform our benchmarks.

1 WITH THE MAXIMUM SALES CHARGE OF 5.50%, THE FUND'S SIX MONTH, 1 YEAR, 5 YEAR AND 10 YEAR RETURNS WERE -10.89%, -7.90%, 9.76% AND 12.20%, RESPECTIVELY. THE TOTAL RETURNS LESS THAN ONE YEAR ARE AGGREGATE RETURNS, TOTAL RETURNS OVER ONE YEAR ARE ANNUALIZED.


2 THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES.


3 THE LIPPER MULTI-CAP VALUE FUNDS INDEX CONSIST OF MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES, WITHOUT CONCENTRATING MORE THAN 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME.


   INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING FUNDS OR SECURITIES.


 * THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

 AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND

PORTFOLIO MANAGER

John Mark McKenzie
Senior Vice President
AmSouth Bank
AmSouth Investment Management Company, LLC

JOHN  MARK  HAS  MORE  THAN 20 YEARS OF  INVESTMENT  MANAGEMENT  EXPERIENCE.  IN
ADDITION TO MANAGING THE AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND, HE CO-MANAGES THE AMSOUTH GOVERNMENT INCOME FUND AND MANAGES FOUR OF THE AMSOUTH MONEY MARKET FUNDS: U.S.TREASURY, TREASURY RESERVE, PRIME, AND INSTITUTIONAL PRIME OBLIGATIONS. HE HOLDS BACHELORS' DEGREES IN BANKING AND FINANCE AND EARNED A LAW DEGREE FROM THE UNIVERSITY OF MISSISSIPPI SCHOOL OF LAW.

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term U.S. Government Fund seeks to provide current income from high-grade securities while limiting share price fluctuations. We minimize share price movements by investing in securities with short maturities. While we generally track the Merrill Lynch 1-5-Year Government Bond Index, we seek to outperform it through an occasional contrarian stance to prevailing market sentiment."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the six months ended January 31, 2002, the AmSouth Limited Term U.S. Government Fund produced a total return of 1.99% (Class A Shares at NAV).1 In comparison, the Merrill Lynch 1-5 Year Government Bond Index2 gained 3.26%.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. For much of the period, the bond market was buffeted by a significant degree of volatility. Economic conditions and the Fed's continued easing--the Fed lowered short-term interest rates five times during the last six months-- probably had something to do with this, as did the events of September 11.

Through most of the period, we kept the Fund's average maturity below those of our peer group's, based on our belief that most of the bond market's "yield rally" would be at the short end of the yield curve. Another factor that differentiates us from our peer group is that we normally maintain a greater level of Treasury securities. Consequently, as non-Treasury securities became more attractive to investors, especially during the latter half of the period, our relative performance was compromised.

As of January 31, 2002, the Fund's effective maturity was 2.7 years, and its average credit quality was AAA. Approximately 40% of the Fund was invested in government agency securities, 41% in U.S. Treasuries, 10% in mortgage-backed securities and 8% in cash.*

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. Looking at interest rates, we anticipate that the yield curve will flatten, with yields on short-term instruments (with maturities of 2-5 years) rising sharply to close the gap with yields in middle part of the curve. Based on this outlook, we have attempted to position the portfolio so that even if interest rates rise, any decline in the Fund's net asset value should be offset by a larger income stream.*

1 WITH THE MAXIMUM SALES CHARGE OF 4.00%,  THE SIX-MONTH,  1 YEAR, 5 YEAR AND 10
   YEAR RETURNS WERE -2.11%, 1.08%, 4.58% AND 4.93%, RESPECTIVELY. THE TOTAL RETURNS LESS THAN ONE YEAR ARE AGGREGATE RETURNS, TOTAL RETURNS OVER ONE YEAR ARE ANNUALIZED.


2 THE MERRILL LYNCH 1-5-YEAR GOVERNMENT BOND INDEX, IS GENERALLY  REPRESENTATIVE
   OF THE PERFORMANCE OF GOVERNMENT BONDS IN THAT MATURITY RANGE WITH A RATING OF AT LEAST BAA. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S
   PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.


 *THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH GOVERNMENT INCOME FUND

PORTFOLIO MANAGERS

John P. Boston, CFA, Senior Vice President
John Mark McKenzie, Senior Vice President
AmSouth Bank

THE AMSOUTH GOVERNMENT INCOME FUND IS CO-MANAGED BY JOHN BOSTON, CFA, AND JOHN MARK MCKENZIE. JOHN BOSTON ALSO MANAGES THE AMSOUTH LIMITED TERM BOND FUND, AND CO-MANAGES THE AMSOUTH BOND FUND. HE HAS MORE THAN 11 YEARS OF EXPERIENCE AS A FIXED-INCOME MANAGER. HE HOLDS A BACHELOR'S DEGREE IN FINANCE AND POLITICAL SCIENCE AND IS A CHARTERED FINANCIAL ANALYST.

JOHN MARK MCKENZIE HAS MORE THAN 20 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. IN ADDITION TO CO-MANAGING THE AMSOUTH GOVERNMENT INCOME FUND, HE MANAGES THE AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND AND FOUR OF THE AMSOUTH MONEY MARKET
FUNDS: U.S. TREASURY, TREASURY RESERVE, PRIME, AND INSTITUTIONAL PRIME OBLIGATIONS. HE HOLDS BACHELOR'S DEGREES IN BANKING AND FINANCE AND EARNED A LAW DEGREE FROM THE UNIVERSITY OF MISSISSIPPI SCHOOL OF LAW.

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Government Income Fund is more suitable for investors who seek income but also demand the safety of U.S. government securities. Although we attempt to consistently generate a high level of income, investors should be aware that yields and principal values vary and that the Fund is not guaranteed by the U.S. government."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the six months ended January 31, 2002, the AmSouth Government Income Fund produced a total return of 2.70% (Class A Shares at NAV).1 In comparison, the Lehman Brothers Mortgage Index2 rose 3.41%, while the Lipper U.S. Mortgage Fund Index3 gained 3.04%.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The period was characterized by the type of volatility generally reserved for stocks, as the actions of fixed-income investors were driven by the Fed's continued easing bias, a flight to Treasury securities sparked by the events of September 11 and then an exodus out of Treasuries and into mortgage-backed securities, in anticipation of rising interest rates. While we benefited from the move into Treasuries in September and October, our performance was hurt by market conditions in the period's latter months.

Our two benchmarks are mortgage indices, and because our strategy is to diversify among different government-security sectors, we will always attempt to own fewer mortgage-backed securities than the indices. During the period, less than half of the Fund's assets were invested in mortgage-backed securities. Consequently, our total return fell behind the gains enjoyed by our benchmarks.

As of January 31, 2002, the Fund's effective maturity was 5.5 years, and its average credit quality was AAA. Approximately 35% of the Fund was invested in government agency securities, 19% in U.S. Treasuries, 40% in mortgage-backed securities and 6% in cash.*

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. Our plan is to increase our exposure to mortgage-backed securities, while probably reducing our holdings in Treasuries. As for interest rates, we anticipate that the yield curve will flatten, with yields on short-term instruments (with maturities of 2-5 years) rising sharply to close the gap with yields in middle part of the curve. With this outlook, we intend to keep the Fund's average maturity shorter than our benchmark's.

1 WITH THE MAXIMUM SALES CHARGE OF 4.00%,  THE SIX-MONTH,  1 YEAR, 5 YEAR AND 10
  YEAR RETURNS WERE -1.40%, 2.08%, 6.06% AND 5.78%, RESPECTIVELY. THE TOTAL RETURNS LESS THAN ONE YEAR ARE AGGREGATE RETURNS, TOTAL RETURNS OVER ONE YEAR ARE ANNUALIZED.

2 THE  LEHMAN   BROTHERS   MORTGAGE  INDEX,  IS  AN  UNMANAGED  INDEX  GENERALLY
  REPRESENTATIVE OF THE MORTGAGE BOND MARKET AS A WHOLE. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES.

3 THE LIPPER U.S.  MORTGAGE  FUNDS INDEX  CONSISTS OF MANAGED  MUTUAL FUNDS THAT
  INVEST AT LEAST 65% OF THEIR ASSETS IN MORTGAGES/SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE U.S. GOVERNMENT AND CERTAIN FEDERAL AGENCIES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

 *THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT BOND FUND+
PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Senior Vice President
AmSouth Bank
AmSouth Investment Management Company, LLC

DOROTHY HAS MORE THAN 19 YEARS OF EXPERIENCE AS AN INVESTMENT PORTFOLIO MANAGER. SHE HOLDS A M.B.A AND A B.A. IN ECONOMICS. SHE ALSO SERVES AS MANAGER OF TAX-EXEMPT, FIXED-INCOME INVESTMENTS.

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term Tennessee Tax-Exempt Fund holds a portfolio of high-quality, short-term Tennessee municipal bonds. The Fund buys only bonds rated 'A' and above, while attempting to provide a reliable flow of tax-free income. By investing in high-quality bonds and keeping bond durations short, we strive to limit fluctuations in the Fund's market value."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the six months ended January 31, 2002, the Fund produced a total return of 1.60% (Class A Shares at NAV).1 In comparison, the Fund's benchmark, the Merrill Lynch 3-7-Year Index2 produced a total return of 2.63%.

It is also important to recognize income yield to shareholders. As of January 31, 2002, the Fund's 30-day SEC yield (Class A Shares at NAV) was 1.50%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 2.46%. (Shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized.)

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of January 31, 2002, the Fund's average maturity was 3.9 years.*

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The Fed cut short-term interest rates five times during the period; the Fed Funds rate fell 200 basis points (2.00%). Because we invest mostly in short-term securities, the Fund benefited from this broad trend of lower short-term rates.

However, taking a larger view, the municipal market tends to slow in trading activity when there is a shock to the market, such as the events of September
11. After the terrorist attacks, rates trended lower, until the early part of November, when intermediate-to-longer interest rates rose steadily, until reversing course and again falling through December and January. As a result of these events our Fund underperformed its benchmark. The municipal market in general evidenced some wide swings in supply, but as a relatively small state, Tennessee did not experience a great deal of activity.

Recessions tend to hit state and local governments with something of a lag, because tax revenues are based on economic activity of the prior year. Therefore, in a post-recessionary environment, states such as Tennessee need to take a careful look at their budgets. This is not to say that Tennessee is in financial trouble, but it is one state that needs to reassess its spending.

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. We will continue to apply our fixed-income strategy to this Fund. We expect to maintain a short maturity structure for this portfolio for the immediate future. As the U.S. economy progresses through its recovery--with interest rates rising and/or the municipal bond yield curve flattening--we will reassess our maturity structure to take advantage of new trends.

1 WITH THE MAXIMUM SALES CHARGE OF 4.00%, THE SIX-MONTH, 1 YEAR, 5 YEAR AND 10 YEAR RETURNS WERE 32.45%, -0.60%, 2.89% AND 3.31%, RESPECTIVELY. THE TOTAL RETURNS LESS THAN ONE-YEAR ARE AGGREGATE RETURNS, TOTAL RETURNS OVER ONE YEAR ARE ANNUALIZED.


+ THE FUND'S INCOME MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, DEPENDING ON ONE'S TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.


2 THE MERRILL LYNCH 3-7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX THAT IS GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.


 * THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH TENNESSEE TAX-EXEMPT BOND FUND+

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Senior Vice President
AmSouth Bank
AmSouth Investment Management Company, LLC

DOROTHY HAS MORE THAN 19 YEARS OF EXPERIENCE AS AN INVESTMENT PORTFOLIO MANAGER. SHE HOLDS A M.B.A. AND A B.A. IN ECONOMICS. SHE ALSO SERVES AS MANAGER OF TAX-EXEMPT, FIXED-INCOME INVESTMENTS.

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Tennessee Tax-Exempt Fund generates income that is exempt from both Federal and the state of Tennessee income tax. The Fund only invests in securities in the top three rating classes, or of comparable quality. As with the other AmSouth bond funds, we strive to enhance long-term performance by capitalizing on unexpected changes in interest rates."

Q&A

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the six months ended January 31, 2002, the Fund produced a total return of 1.73% (Class A Shares at NAV).1 In comparison, the Fund's benchmark, the Lehman Brothers 10-Year Municipal Bond Index2 produced a total return of 2.32%.

It is also important to recognize income yield to shareholders. As of January 31, 2002, the Fund's 30-day SEC yield (Class A Shares at NAV) was 2.38%. For investors in the 39.1% federal income tax bracket, that is equivalent to a taxable yield of 3.91%. (Shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized.)

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of January 31, 2002, the Fund's average maturity was 6.2 years.*

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Although the Fed cut short-term interest rates five times during the period--the Fed Funds rate fell a total of 200 basis points (2.00%)--intermediate-term rates ended the period pretty much where they started (although there was quite a bit of volatility within the period). For the period as a whole, most of the securities in our portfolio neither gained nor lost significant ground; our positive total return was due not to price appreciation of the underlying securities, but to the yields provided by these securities.

The municipal market tends to slow in trading activity when there is a shock to the market, such as the events of September 11. After the terrorist attacks, rates trended lower, until the early part of November, when intermediate-to-longer interest rates rose steadily, until reversing course and again falling through December and January. The municipal market in general evidenced some wide swings in supply, but as a relatively small state, Tennessee did not experience a great deal of activity.

Recessions tend to hit state and local governments with something of a lag, because tax revenues are based on economic activity of the prior year. Therefore, in a post-recessionary environment, states such as Tennessee need to take a careful look at their budgets. This is not to say that Tennessee is in financial trouble, but it is one state that needs to reassess its spending.

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. We will continue to apply our fixed-income strategy to this Fund. We expect to continue to maintain an intermediate maturity structure for this portfolio for the immediate future. As the U.S. economy progresses through its recovery--with interest rates rising and/or the municipal bond yield curve flattening--we will reassesS our maturity structure.

1 WITH THE MAXIMUM SALES CHARGE OF 4.00%,  THE SIX-MONTH,  1 YEAR, 5 YEAR AND 10
   YEAR RETURNS WERE -2.33%, -0.22%, 3.43% AND 3.74%, RESPECTIVELY. THE TOTAL RETURNS LESS THAN ONE- YEAR ARE AGGREGATE RETURNS, TOTAL RETURNS OVER ONE YEAR ARE ANNUALIZED.


+ THE FUND'S  INCOME  MAY BE  SUBJECT  TO  CERTAIN  STATE AND LOCAL  TAXES  AND,
   DEPENDING ON ONE'S TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.


2 THE MERRILL LYNCH 3-7-YEAR  MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX THAT IS
   GENERALLY REPRESENTATIVE OF MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.


 *THE FUND'S PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information that may be of interest to investors but that is not included in the Combined Prospectus/Proxy Statement (the "Prospectus") dated August 26, 2002, relating to the transfer of assets and liabilities from the AmSouth Equity Income Fund, the AmSouth Limited Term U.S. Government Fund and the AmSouth Limited Term Tennessee Tax-Exempt Fund to the AmSouth Value Fund, the AmSouth Government Income Fund and the AmSouth Tennessee Tax-Exempt Fund, respectively.

The Statement of Additional Information for AmSouth Funds dated December 1, 2001, as supplemented on February 8, 2002 and June 21, 2002 ("AmSouth Funds SAI"), the AmSouth Funds' Annual Report to Shareholders for the period ended July 31, 2001 ("AmSouth Funds Annual Report") and the AmSouth Funds' Semi-Annual Report to Shareholders for the period ended January 31, 2002 (AmSouth Funds Semi-Annual Report"), have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement of Additional Information is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus, AmSouth Funds SAI, AmSouth Funds Annual Report, and AmSouth Funds Semi-Annual Report. This Statement of Additional Information should be read in conjunction with that Prospectus, AmSouth Funds SAI, AmSouth Funds Annual Report, and AmSouth Funds Semi-Annual Report. A copy of the Prospectus, AmSouth Funds SAI, AmSouth Funds Annual Report, and AmSouth Funds Semi-Annual Report may be obtained, without charge, by writing AmSouth Funds, 3435 Stelzer Road, Columbus, OH 43219 or by calling 1-800-451-8382.

Audited financial statements for the Funds for the period ended July 31, 2001 are contained in the AmSouth Funds Annual Report to Shareholders, filed with the SEC on September 28, 2001, EDGAR Accession Number 0001045969-01-501180. Unaudited financial statements for the Funds for the period ended January 31, 2001 are contained in the AmSouth Funds Semi-Annual Report filed with the SEC on April 1, 2002, EDGAR Accession Number 0000950109-02-001862.

The date of this Statement of Additional Information is August 26, 2002.

                                TABLE OF CONTENTS
FINANCIAL STATEMENTS OF THE COMBINED VALUE FUND AND EQUITY INCOME FUND, THE COMBINED GOVERNMENT INCOME FUND AND LIMITED TERM U.S. GOVERNMENT FUND, AND THE COMBINED TENNESSEE TAX-EXEMPT FUND AND LIMITED TERM TENNESSEE TAX-EXEMPT FUND ON A PRO-FORMA BASIS FOR THE SIX-MONTHS ENDED JANUARY 31, 2002

Statements of Operations.....................................................  1
Statements of Assets and Liabilities.........................................  4
Schedules of Investments.....................................................  7
Notes to Financial Statements................................................ 25

AMSOUTH FUNDS
STATEMENTS OF OPERATIONS
For The Twelve Months Ended January 31, 2002
(Unaudited)
(Amounts in thousands)
                                                                            Equity
                                                             Value          Income    Pro Forma       Pro Forma
                                                              Fund           Fund    Adjustments       Combined
                                                           -----------     ---------------------------------------
Investment Income:
      Dividend income                                       $  11,402      $  3,156                      $ 14,558
      Interest income                                              54           573                           627
      Income from securities lending                              313            43                           356
                                                           -----------     ---------------------------------------
           Total Investment Income                             11,769         3,772                        15,541
                                                           -----------     ---------------------------------------

Expenses:
      Investment advisory fees                                  5,264         1,170                         6,434
      Administration fees                                       1,316           293                         1,609
      Distribution fees - Class B Shares                           78           210                           288
      Shareholder servicing fees - Class A Shares                 237            95                           332
      Shareholder servicing fees - Class B Shares                  26            70                            96
      Shareholder servicing fees - Trust Shares                   829           121                           950
      Accounting fees                                             178            35                           213
      Custodian fees                                              181            40                           221
      Transfer agent fees                                         190            90            (8)(a)         272
      Other fees                                                  178            52                           230
                                                           -----------     ---------------------------------------
           Total expenses before fee reductions                 8,477         2,176            (8)         10,645
               Expenses reduced by Investment Advisor               -            (4)            4 (b)           -
               Expenses reduced by Administrator                    -           (73)           73 (C)           -
               Expenses reduced by Transfer Agent                   -            (8)            8 (a)           -
               Expenses reduced by Distributor                   (276)          (40)                         (316)
               Expenses reduced by Fund Accountant                (87)          (21)                         (108)
                                                           -----------     ---------------------------------------
           Net Expenses                                         8,114         2,030            77          10,221
                                                           -----------     ---------------------------------------

Net Investment Income                                           3,655         1,742           (77)          5,320
                                                           -----------     ---------------------------------------

Realized/Unrealized Gains/(Losses)
   from Investments:
 Net realized gains/(losses) from investment
            transactions                                       66,728       (18,220)                       48,508
 Change in unrealized appreciation/depreciation
           from investments                                   (87,254)       (9,699)                      (96,953)
                                                           -----------     ---------------------------------------

Net Realized/Unrealized Gains/(Losses)
   from Investments                                           (20,526)      (27,919)                      (48,445)
                                                           -----------     ---------------------------------------

Change in Net Assets
   from Operations                                           $(16,871)     $(26,177)         $(77)       $(43,125)
                                                           ===========     =======================================

(a) Adjustment to reflect the Transfer agent fee minimum of $10,000 per class plus OOP.
(b) Adjustment to reflect the Investment Advisor Fee structure of the Value Fund (0.80% of net assets).
(C) Adjustment to reflect the Administration fee structre of the Value Fund (0.20% of net assets).

                                                  SEE NOTES TO FINANCIALS

AMSOUTH FUNDS
STATEMENTS OF OPERATIONS
For The Twelve Months Ended January 31, 2002                                     Limited
(Unaudited)                                                                        Term
(Amounts in thousands)                                          Government         U.S.
                                                                  Income        Government      Pro Forma      Pro Forma
                                                                   Fund            Fund        Adjustments      Combined
                                                               -------------   -------------   -------------  -------------
Investment Income:
      Dividend income                                                $  445           $  75                         $  520
      Interest income                                                18,163           2,000                         20,163
      Income from securities lending                                    164               3                            167
                                                               -------------   -------------   -------------  -------------
           Total Investment Income                                   18,772           2,078                         20,850
                                                               -------------   -------------   -------------  -------------

Expenses:
      Investment advisory fees                                        2,022             272                          2,294
      Administration fees                                               622              84                            706
      Distribution fees - Class B Shares                                 14               8                             22
      Shareholder servicing fees - Class A Shares                        15               8                             23
      Shareholder servicing fees - Class B Shares                         4               2                              6
      Shareholder servicing fees - Trust Shares                         455              56                            511
      Accounting fees                                                    97              17                            114
      Custodian fees                                                     86              12                             98
      Transfer agent fees                                                87              54             (24)           117
      Registration and filing fees                                       11              30                             41
      Other fees                                                         74              15                             89
                                                               -------------   -------------   -------------  -------------
           Total expenses before fee reductions                       3,487             558             (24)         4,021
               Expenses reduced by Investment Advisor                  (467)            (63)                          (530)
               Expenses reduced by Administrator                       (156)            (21)                          (177)
               Expenses reduced by Transfer Agent                         -             (24)             24 (a)          -
               Expenses reduced by Distributor                         (152)            (19)                          (171)
               Expenses reduced by Fund Accountant                      (42)             (5)                           (47)
                                                               -------------   -------------   -------------  -------------
           Net Expenses                                               2,670             426               -          3,096
                                                               -------------   -------------   -------------  -------------

Net Investment Income                                                16,102           1,652               -         17,754
                                                               -------------   -------------   -------------  -------------

Realized/Unrealized Gains/(Losses)
   from Investments:
 Net realized gains/(losses) from investment
            transactions                                             (1,031)             50                           (981)
 Change in unrealized appreciation/depreciation
           from investments                                           4,788             362                          5,150
                                                               -------------   -------------   -------------  -------------

Net Realized/Unrealized Gains
   from Investments                                                   3,757             412                          4,169
                                                               -------------   -------------   -------------  -------------

Change in Net Assets
   from Operations                                                $  19,859        $  2,064                      $  21,923
                                                               =============   =============   =============  =============

(a) Adjustment to reflect the Transfer agent fee minimum of $10,000 per class plus OOP.

                                                  SEE NOTES TO FINANCIALS

AMSOUTH FUNDS
STATEMENTS OF OPERATIONS
For The Twelve Months Ended January 31, 2002
(Unaudited)
(Amounts in thousands)                                                 Limited Term
                                                         Tennessee      Tennessee
                                                         Tax-Exempt     Tax-Exempt     Pro Forma        Pro Forma
                                                            Fund           Fund       Adjustments        Combined
                                                         -----------   ------------- --------------    -------------
Investment Income:
      Dividend income                                         $  54           $  16                           $  70
      Interest income                                         2,603             524                           3,127
                                                         -----------   ------------- -------------------------------
           Total Investment Income                            2,657             540                           3,197
                                                         -----------   ------------- -------------------------------

Expenses:
      Investment advisory fees                                  398              89                             487
      Administration fees                                       123              27                             150
      Distribution fees - Class B Shares                         11               3                              14
      Shareholder servicing fees - Class A Shares                 9              33                              42
      Shareholder servicing fees - Class B Shares                 3               1                               4
      Shareholder servicing fees - Trust Shares                  84               -                              84
      Accounting fees                                            23               7                              30
      Custodian fees                                             17               4                              21
      Transfer agent fees                                        54              31            (20)(a)           65
      Registration and filing fees                               31              30                              61
      Other fees                                                 24               8                              32
                                                         -----------   ------------- --------------    -------------
           Total expenses before fee reductions                 777             233            (20)             990
               Expenses reduced by Investment Advisor           (92)            (20)                           (112)
               Expenses reduced by Administrator                (31)            (14)                            (45)
               Expenses reduced by Transfer Agent               (21)            (18)            20 (a)          (19)
               Expenses reduced by Distributor                  (28)              -                             (28)
               Expenses reduced by Fund Accountant               (8)             (2)                            (10)
                                                         -----------   ----------------------------    -------------
           Net Expenses                                         597             179              -              776
                                                         -----------   ----------------------------    -------------

Net Investment Income                                         2,060             361                           2,421
                                                         -----------   ------------- --------------    -------------

Realized/Unrealized Gains/(Losses)
   from Investments:
 Net realized gains from investment
            transactions                                        883             253                           1,136
 Change in unrealized appreciation/depreciation
           from investments                                    (486)           (159)                           (645)
                                                         -----------   ------------- -------------------------------

Net Realized/Unrealized Gains
   from Investments                                             397              94                             491
                                                         -----------   ------------- -------------------------------

Change in Net Assets
   from Operations                                         $  2,457          $  455                        $  2,912
                                                         ===========   ============= ===============================

(a) Adjustment to reflect the Transfer agent fee minimum of $10,000 per class plus OOP.

                                                  SEE NOTES TO FINANCIALS

AMSOUTH FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2002 (UNAUDITED)
(Amounts in thousands, except per share amounts)
                                                                       Equity
                                                         Value         Income    Pro Forma
                                                         Fund           Fund    Adjustments     Combined
                                                      ------------   -----------------------   ------------
ASSETS:
     Investments:
          Investments at cost                          $  529,041    $  111,168                 $  640,209
          Net unrealized appreciation                     138,223         6,404                    144,627
                                                      ------------   -----------------------   ------------
          Total investments at value                      667,264       117,572                    784,836
     Collateral for securities loaned                      99,436        11,594                    111,030
     Interest and dividends receivable                        754           373                      1,127
     Receivable from capital shares issued                    154            19                        173
     Receivable from investments sold                           -         2,858                      2,858
     Prepaid expenses and other assets                         20            10                         30
                                                      ------------   -----------------------   ------------
          Total Assets                                    767,628       132,426                    900,054

LIABILITIES:
     Payable to custodian                                       -           575                        575
     Payable for investments purchased                     13,267             -                     13,267
     Payable for securities loaned                         99,436        11,594                    111,030
     Payable for capital shares redeemed                       38            26                         64
     Accrued expenses and other payables:
         Investment advisory fees                             198            37                        235
         Administration fees                                   11             1                         12
         Shareholder servicing and distribution fees           82            35                        117
         Custodian fees                                        15             3                         18
         Other                                                 64            25                         89
                                                      ------------   -----------------------   ------------
          Total Liabilities                               113,111        12,296                    125,407
                                                      ------------   -----------------------   ------------

NET ASSETS                                               $654,517      $120,130                   $774,647
                                                      ============   =======================   ============

NET ASSETS CONSIST OF:
     Capital                                           $  485,484    $  144,920                 $  630,404
     Accumulated (distributions in excess of)
          net investment income                                63          (234)                      (171)
     Accumulated (distributions in excess of)
          net realized gains/(losses) from investments     30,747       (30,960)                      (213)
     Unrealized appreciation from investments             138,223         6,404                    144,627
                                                      ------------   -----------------------   ------------
NET ASSETS                                               $654,517      $120,130                   $774,647
                                                      ============   =======================   ============

CLASS A SHARES:
     Net Assets                                        $  128,135     $  36,884                 $  165,019
     Shares outstanding                                     7,306         3,022        (920) (a)     9,408
     Redemption price per share                           $ 17.54       $ 12.21                    $ 17.54
                                                      ============   =======================   ============
     Maximum Sales Load                                     5.50%         5.50%                      5.50%
                                                      ------------   -----------------------   ------------
     Maximum offering price per share (100%/(100%-maximum sales charge) of
        net asset value adjusted to the nearest cent)      $18.56        $12.92                     $18.56

CLASS B SHARES:
     Net Assets                                         $  14,170     $  25,602                  $  39,772
     Shares outstanding                                       819         2,113        (632) (a)     2,300
     Offering price per share*                            $ 17.29       $ 12.12                    $ 17.29
                                                      ============   =======================   ============

TRUST SHARES:
     Net Assets                                        $  512,212     $  57,644                 $  569,856
     Shares outstanding                                    29,252         4,717      (1,424) (a)    32,545
     Offering and redemption price per share               $17.51        $12.22                     $17.51
                                                      ============   =======================   ============

*Redemption price per share varies by length of time shares are held.
(a) Adjustment to convert Equity Income Fund's shares outstanding to Value Fund's based on the Value Fund's NAV

AMSOUTH FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2002 (Unaudited)
(Amounts in thousands, except per share amounts)
                                                                          Limited
                                                                            Term
                                                         Government         U.S.                        Combined
                                                           Income        Government    Pro Forma
                                                            Fund            Fund      Adjustments
                                                        -------------   ---------------------------   --------------
Assets:
     Investments:
          Investments at cost                             $  279,867       $  49,384                     $  329,251
          Net unrealized appreciation                         13,274             671                         13,945
                                                        -------------   ---------------------------   --------------
          Total investments at value                         293,141          50,055                        343,196
     Collateral for securities loaned                         58,961           8,465                         67,426
     Interest and dividends receivable                         3,388             640                          4,028
     Receivable from capital shares issued                         1               9                             10
     Prepaid expenses and other assets                            25              16                             41
                                                        -------------   ---------------------------   --------------
          Total Assets                                       355,516          59,185                        414,701

Liabilities:
     Payable for securities loaned                            58,961           8,465                         67,426
     Accrued expenses and other payables:
         Investment advisory fees                                 57              10                             67
         Administration fees                                       4               1                              5
         Shareholder servicing and distribution fees              28               6                             34
         Custodian fees                                            7               1                              8
         Other                                                    38               7                             45
                                                        -------------   ---------------------------   --------------
          Total Liabilities                                   59,095           8,490                         67,585
                                                        -------------   ---------------------------   --------------
Net Assets                                                  $296,421         $50,695                       $347,116
                                                        =============   ===========================   ==============

Net Assets consist of:
     Capital                                              $  286,424       $  51,186                     $  337,610
     Accumulated (distributions in excess of)
          net investment income                                 (406)             67                           (339)
     Accumulated net realized gains/(losses)
          from investment transactions                        (2,871)         (1,229)                        (4,100)
     Unrealized appreciation from investments                 13,274             671                         13,945
                                                        -------------   ---------------------------   --------------
Net Assets                                                  $296,421         $50,695                       $347,116
                                                        =============   ===========================   ==============

Class A Shares:
     Net Assets                                             $  6,951        $  3,561                      $  10,512
     Shares outstanding                                          688             346             6 (a)        1,040
     Redemption price per share                              $ 10.11         $ 10.29                        $ 10.11
                                                        =============   ===========================   ==============
     Maximum Sales Load                                        4.00%           4.00%                          4.00%
                                                        -------------   ---------------------------   --------------
     Maximum offering price per share
          (100%/(100%-maximum sales charge) of net
           asset value adjusted to the nearest cent)          $10.53          $10.72                         $10.53

Class B Shares:
     Net Assets                                             $  2,545        $  2,239                       $  4,784
     Shares outstanding                                          252             218             3 (a)          473
     Offering price per share*                               $ 10.11         $ 10.28                        $ 10.11
                                                        =============   ===========================   ==============

Trust Shares:
     Net Assets                                           $  286,925       $  44,895                     $  331,820
     Shares outstanding                                       28,375           4,366            80 (a)       32,821
     Offering and redemption price per share                  $10.11          $10.28                         $10.11
                                                        =============   ===========================   ==============

*Redemption price per share varies by length of time shares are held.
(a) Adjustment to convert Limited Term US Goverment Fund's shares outstanding to Government Income Fund's based on Government Income Fund's NAV.

AMSOUTH FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2002 (Unaudited)
(Amounts in thousands, except per share amounts)
                                                                    Limited Term
                                                      Tennessee      Tennessee
                                                      Tax-Exempt     Tax-Exempt   Pro Forma
                                                         Fund           Fund     Adjustments    Combined
                                                     -------------  --------------------------  ----------
Assets:
     Investments:
          Investments at cost                           $  55,321      $  12,407                $  67,728
          Net unrealized appreciation                         962            162                    1,124
                                                     -------------  --------------------------  ----------
          Total investments at value                       56,283         12,569                   68,852
     Interest and dividends receivable                        874            144                    1,018
     Prepaid expenses and other assets                         21             17                       38
                                                     -------------  --------------------------  ----------
          Total Assets                                     57,178         12,730                   69,908

Liabilities:
     Payable for investments purchased                          -            479                      479
     Accrued expenses and other payables:
         Investment advisory fees                              11              2                       13
         Administration fees                                    1              -                        1
         Shareholder servicing and distribution fees            6              3                        9
         Custodian fees                                         1              -                        1
         Other                                                 14              4                       18
                                                     -------------  --------------------------  ----------
          Total Liabilities                                    33            488                      521
                                                     -------------  --------------------------  ----------
                                                                                                        -
Net Assets                                                $57,145        $12,242                  $69,387
                                                     =============  ==========================  ==========

Net Assets consist of:
     Capital                                            $  56,630      $  12,182                $  68,812
     Accumulated net investment income                         62              9                       71
     Accumulated net realized losses
        from investment transactions                         (509)          (111)                    (620)
     Unrealized appreciation from investments                 962            162                    1,124
                                                     -------------  --------------------------  ----------
Net Assets                                                $57,145        $12,242                  $69,387
                                                     =============  ==========================  ==========

Class A Shares:
     Net Assets                                          $  2,934      $  11,814                $  14,748
     Shares outstanding                                       290          1,165            2 (a)   1,457
     Redemption price per share                           $ 10.12        $ 10.15                  $ 10.12
                                                     =============  ==========================  ==========
     Maximum Sales Load                                     4.00%          4.00%                    4.00%
                                                     -------------  --------------------------  ----------
     Maximum offering price per share
        (100%/(100%-maximum sales charge) of net
        asset value adjusted to the nearest cent)          $10.54         $10.57                   $10.54

Class B Shares:
     Net Assets                                          $  1,470         $  428                 $  1,898
     Shares outstanding                                       145             42                      187
     Offering price per share*                            $ 10.13        $ 10.15                  $ 10.13
                                                     =============  ==========================  ==========

Trust Shares:
     Net Assets                                         $  52,741              -                $  52,741
     Shares outstanding                                     5,216              -                    5,216
     Offering and redemption price per share               $10.11          $0.00                   $10.11
                                                     =============  ==========================  ==========

*Redemption price per share varies by length of time shares are held.
(a) Adjustment to convert Limited Term Tennessee Tax Exempt Fund's shares outstanding to Tennessee
    Tax Exempt Fund's based on Tennessee Tax Exempt Fund's NAV.

January 31, 2002
(Unaudited)                                             AMSOUTH VALUE AND EQUITY INCOME FUND
(Amounts in thousands, except shares)                                SCHEDULE OF INVESTMENTS

                                                    SHARES OR PRINCIPAL AMOUNT
                                            ------------------------------------------
                                            VALUE FUND   EQUITY INCOME FUND   COMBINED
COMMON STOCKS (97.4%)

AEROSPACE/DEFENSE (1.4%)
                                                 9,600                           9,600
                                               250,000                         250,000

AUTOMOTIVE (0.0%)
                                                 4,294                           4,294

AUTOMOTIVE PARTS (0.5%)
                                               250,000                         250,000

BANKING (2.8%)
                                               242,184                         242,184
                                                11,000                          11,000
                                                12,000                          12,000
                                               155,000                         155,000

BUSINESS SERVICES (3.3%)
                                             2,343,500                       2,343,500
                                               325,000                         325,000

CHEMICALS-SPECIALITY (2.3%)
                                               107,800                         107,800
                                               530,050                         530,050

COMPUTER HARDWARE (2.9%)
                                               533,100                         533,100
                                             1,000,000                       1,000,000
                                                 6,400                           6,400
                                               100,000                         100,000

COMPUTER SOFTWARE (0.1%)
                                                56,600                          56,600

COMPUTER SOFTWARE & SERVICES (3.2%)
                                               310,000                         310,000
                                             1,245,000                       1,245,000

CONSUMER DISCRETIONARY (2.0%)
                                                              $  3,430        $  3,430
                                                                20,900          20,900
                                                                69,000          69,000
                                                                36,223          36,223
                                                              $ 35,000        $ 35,000
                                                               109,000         109,000

CONSUMER STAPLES (1.3%)
                                                                53,300          53,300
                                                                59,870          59,870
                                                              $  2,100           2,100
                                                                37,000          37,000

ENERGY (0.8%)
                                                                62,700          62,700
                                                                45,486          45,486
                                                                60,000          60,000

January 31, 2002
(Unaudited)                                             AMSOUTH VALUE AND EQUITY INCOME FUND
(Amounts in thousands, except shares)                                SCHEDULE OF INVESTMENTS

                                                                               VALUE
                                                             ------------------------------------------
                                                             VALUE FUND   EQUITY INCOME FUND   COMBINED
General Dynamics Corp.                                            $860                          $ 860
Raytheon Company                                                 9,567                          9,567
                                                             -----------------------------------------
                                                                10,427                         10,427
                                                             -----------------------------------------
Ford Motor Co.                                                      66                             66

Dana Corp.                                                       3,653                          3,653

Bank of America Corp.                                           15,265                         15,265
PNC Financial Service Group                                        635                            635
U.S. Bancorp                                                       250                            250
Wachovia Corp.                                                   5,154                          5,154
                                                             -----------------------------------------
                                                                21,304                         21,304
                                                             -----------------------------------------
MPS Group, Inc. (b)                                             17,107                         17,107
Reynolds & Reynolds Co., Class A                                 8,678                          8,678
                                                             -----------------------------------------
                                                                25,785                         25,785
                                                             -----------------------------------------
Dow Chemical Co.                                                 3,184                          3,184
Engelhard Corp.                                                 14,768                         14,768
                                                             -----------------------------------------
                                                                17,952                         17,952
                                                             -----------------------------------------

Compaq Computer Corp.                                            6,584                          6,584
Gateway, Inc. (b)                                                5,210                          5,210
Hewlett-Packard Co.                                                142                            142
IBM Corp.                                                       10,788                         10,788
                                                             -----------------------------------------
                                                                22,724                         22,724
                                                             -----------------------------------------
Keane, Inc. (b)                                                  1,036                          1,036
Computer Associates International, Inc.                         10,683                         10,683
Enterasys Networks, Inc. (b)                                    13,720                         13,720
                                                             -----------------------------------------
                                                                24,403                         24,403
                                                             -----------------------------------------

Costco Co., 0.00%, CVT. BD., 8/19/02                                             3,584          3,584
Johnson Controls, Inc.                                                           1,757          1,757
Marriott International, Inc., Class A                                            2,814          2,814
Omnicom Group, Inc.                                                              3,165          3,165
Reliant Energy/AOL, 2.00%, CVT. BD., 3/8/02 (b)                                  1,508          1,508
Walt Disney (The) Co.                                                            2,296          2,296
                                                             -----------------------------------------
                                                                                15,124         15,124
                                                             -----------------------------------------

Anheuser-Busch Cos., Inc.                                                        2,519          2,519
PepsiCo, Inc.                                                                    3,000          3,000
Performance Food Group Co., 5.50%, CVT. BD., 10/16/04                            2,848          2,848
Suiza Capital Trust II, 5.50%, CVT. PFD., 4/1/28                                 1,748          1,748
                                                             -----------------------------------------
                                                                                10,115         10,115
                                                             -----------------------------------------

Apache Corp., $2.02, CVT. PFD., 5/15/02                                          2,771          2,771
Exxon Mobil Corp.                                                                1,776          1,776
Nabors Industries, Inc. (b)                                                      1,879          1,879
                                                             -----------------------------------------
                                                                                 6,426          6,426
                                                             -----------------------------------------

January 31, 2002
(Unaudited)                                             AMSOUTH VALUE AND EQUITY INCOME FUND
(Amounts in thousands, except shares)                                SCHEDULE OF INVESTMENTS

                                                    SHARES OR PRINCIPAL AMOUNT
                                            ------------------------------------------
                                            VALUE FUND   EQUITY INCOME FUND   COMBINED
ELECTRICAL & ELECTRONIC (1.7%)
                                               497,000                         497,000

FINANCE (7.3%)
                                                              37,000            37,000
                                                              58,000            58,000
                                               222,732        73,837           296,569
                                                              23,000            23,000
                                                13,500        40,622            54,122
                                                18,800        46,100            64,900
                                                11,600                          11,600
                                                              36,800            36,800
                                                              40,000            40,000
                                               650,000                         650,000
                                                              29,750            29,750

FOOD PRODUCTS, PROCESSING, & PACKAGING (1.1%)
                                               405,000                         405,000

FOREST & PAPER PRODUCTS (4.4%)
                                               200,000                         200,000
                                               200,000                         200,000
                                               175,000                         175,000
                                               195,000                         195,000

HEALTH CARE (3.9%)
                                                              49,100            49,100
                                                             $ 1,840           $ 1,840
                                                              36,000            36,000
                                                             $ 1,260           $ 1,260
                                                22,500                          22,500
                                               597,001                         597,001
                                                              43,674            43,674
                                                              56,400            56,400
                                                              65,900            65,900

HOTELS & LODGING (2.0%)
                                             1,300,000                       1,300,000

INDUSTRIALS (1.7%)
                                                              78,100            78,100
                                                              24,300            24,300
                                                             $ 2,900           $ 2,900
                                                              22,000            22,000
                                                              42,000            42,000

INSURANCE (9.5%)
                                               290,000                         290,000
                                                10,297                          10,297
                                               270,000                         270,000
                                               117,000                         117,000
                                               150,000                         150,000
                                               480,000                         480,000

MATERIALS (0.4%)
                                                              39,400            39,400

January 31, 2002
(Unaudited)                                             AMSOUTH VALUE AND EQUITY INCOME FUND
(Amounts in thousands, except shares)                                SCHEDULE OF INVESTMENTS

                                                                               VALUE
                                                             ------------------------------------------
                                                             VALUE FUND   EQUITY INCOME FUND   COMBINED
Avnet, Inc.                                                      13,245                        13,245


Ace Ltd., 8.25%, CVT. PFD., 5/16/03                                              2,899          2,899
American Express Co.                                                             2,079          2,079
Citigroup, Inc.                                                  10,557          3,500         14,057
Goldman Sachs Group, Inc.                                                        2,001          2,001
J.P. Morgan Chase & Co.                                             460          1,383          1,843
Lehman Brothers Holdings, Inc.                                    1,218          2,986          4,204
Morgan Stanley Dean Witter & Co.                                    638                           638
MBIA, Inc.                                                                       1,983          1,983
Prudential Financial, Inc.                                                       2,198          2,198
Washington Mutual, Inc.                                          22,308                        22,308
Washington Mutual, Inc., 8.00%, CVT.PFD., 8/16/04 (PIES)                         2,255          2,255
                                                             ------------------------------------------
                                                                 35,181         21,284         56,465
                                                             ------------------------------------------
Sara Lee Corp.                                                    8,566                         8,566


Georgia Pacific Corp.                                             5,000                        5,000
International Paper Co.                                           8,356                        8,356
Weyerhaeuser                                                     10,206                       10,206
Willamette Industries, Inc.                                      10,813                       10,813
                                                             ------------------------------------------
                                                                 34,375                       34,375
                                                             ------------------------------------------

Abbott Laboratories                                                              2,833         2,833
Amerisource Health Corp., 5.00%, CVT. BD., 12/1/07                               2,629         2,629
Anthem, Inc., 6.00%, CVT. PFD., 11/15/04                                         2,451         2,451
Gilead Sciences, Inc., 5.00%, CVT. BD., 12/20/03                                 1,959         1,959
HCA-The Healthcare Co.                                              956                          956
Health Management Assoc., Inc., Class A (b)                      11,600                       11,600
Johnson & Johnson                                                                2,512         2,512
Pfizer, Inc.                                                                     2,350         2,350
Pharmacia Corp.                                                                  2,669         2,669
                                                             ------------------------------------------
                                                                 12,556         17,403        29,959
                                                             ------------------------------------------
Hilton Hotels Corp.                                              15,600                       15,600


General Electric Co.                                                             2,901         2,901
Illinois Tool Works, Inc.                                                        1,735         1,735
L-3 Communications, Inc., 5.25%, CVT. BD., 6/1/09                                4,095         4,095
Minnesota Mining & Manufacturing Co.                                             2,438         2,438
W.W. Grainger, Inc.                                                              2,281         2,281
                                                             ------------------------------------------
                                                                                13,450        13,450
                                                             ------------------------------------------
ACE Ltd.                                                         11,267                       11,267
American International Group, Inc.                                  764                          764
Chubb Corp.                                                      18,049                       18,049
Marsh & McLennan Cos., Inc.                                      11,916                       11,916
MGIC Investment Corp.                                            10,050                       10,050
St. Paul Cos., Inc.                                              21,455                       21,455
                                                             ------------------------------------------
                                                                 73,501                       73,501
                                                             ------------------------------------------

Ball Corp.                                                                       3,101         3,101

                                            10

January 31, 2002
(Unaudited)                                             AMSOUTH VALUE AND EQUITY INCOME FUND
(Amounts in thousands, except shares)                                SCHEDULE OF INVESTMENTS

                                                    SHARES OR PRINCIPAL AMOUNT
                                            ------------------------------------------
                                            VALUE FUND   EQUITY INCOME FUND   COMBINED

MEDICAL SUPPLIES (2.0%)
                                               320,000                  `      320,000

METALS & MINING (0.0%)
                                                 9,800                           9,800

NEWSPAPERS (0.8%)
                                                96,000                          96,000

OIL & GAS EXPLORATION, PRODUCTION, & SERVICES  (15.4%)
                                                 6,396                           6,396
                                               153,000                         153,000
                                               173,369                         173,369
                                               150,000                         150,000
                                               235,000                         235,000
                                               521,600                         521,600
                                               300,000                         300,000
                                                15,300                          15,300
                                               420,000                         420,000
                                               585,367                         585,367
                                               750,000                         750,000

PHARMACEUTICALS (2.8%)
                                               294,450                         294,450
                                               300,000                         300,000

RESTAURANTS (0.5%)
                                               150,000                         150,000

RETAIL (2.5%)
                                               320,000                         320,000
                                               200,000                         200,000
                                               175,000                         175,000

TECHNOLOGY (2.8%)
                                                              $ 2,015          $ 2,015
                                                               79,000           79,000
                                                               62,100           62,100
                                                              $ 2,050          $ 2,050
                                                               34,500           34,500
                                                              $ 2,100          $ 2,100
                                                              $ 1,710          $ 1,710
                                                              $ 1,335          $ 1,335
                                                               70,000           70,000
                                                               69,280           69,280

TELECOMMUNICATIONS-EQUIPMENT (3.9%)
                                               345,000                         345,000
                                             1,760,000                       1,760,000
                                               900,000                         900,000

TELECOM SERVICES (2.5%)
                                               225,000         46,000          271,000
                                                               98,000           98,000
                                               105,000         50,950          155,950

TELECOMMUNICATIONS-WIRELESS (0.2%)
                                               157,682                         157,682

TRANSPORTATION LEASING & TRUCKING (1.0%)
                                               300,000                         300,000

TRAVEL (1.3%)
                                                 3,200                           3,200
                                               550,000                         550,000

January 31, 2002
(Unaudited)                                             AMSOUTH VALUE AND EQUITY INCOME FUND
(Amounts in thousands, except shares)                                SCHEDULE OF INVESTMENTS

                                                                               VALUE
                                                             ------------------------------------------
                                                             VALUE FUND   EQUITY INCOME FUND   COMBINED
C.R. Bard, Inc.                                                  15,696                         15,696

Alcoa, Inc.                                                         351                            351

Gannett Co., Inc.                                                 6,475                          6,475

BP Amoco, PLC, ADR                                                  299                            299
Burlington Resources, Inc.                                        5,239                          5,239
ChevronTexaco Corp.                                              14,528                         14,528
El Paso Corp.                                                     5,693                          5,693
Kerr-McGee Corp.                                                 12,443                         12,443
Marathon Oil Corp.                                               14,631                         14,631
Noble Affiliates                                                  9,750                          9,750
Royal Dutch Petroleum Co.                                           765                            765
Sunoco, Inc.                                                     16,194                         16,194
Valero Energy Corp.                                              26,891                         26,891
Williams Cos., Inc.                                              13,260                         13,260
                                                             ------------------------------------------
                                                                119,693                        119,693
                                                             ------------------------------------------

Pharmacia Corp.                                                  11,925                         11,925
Schering-Plough Corp.                                             9,714                          9,714
                                                             ------------------------------------------
                                                                 21,639                         21,639
                                                             ------------------------------------------

McDonald's Corp.                                                  4,077                          4,077

CVS Corp.                                                         8,704                          8,704
Gap (The), Inc.                                                   2,880                          2,880
Target Corp.                                                      7,772                          7,772
                                                             ------------------------------------------
                                                                 19,356                         19,356
                                                             ------------------------------------------
Affiliated Computer Services, 3.50%, CVT. BD., 2/15/06                           2,538           2,538
Agilent Technologies, Inc. (b)                                                   2,398           2,398
Dell Computer Corp. (b)                                                          1,707           1,707
Extreme Networks, Inc., 3.50%, CVT. BD., 12/01/06(c)                             1,963           1,963
Microsoft Corp. (b)                                                              2,198           2,198
Photronics, Inc., 4.75%, CVT. BD., 12/20/04, (c)                                 2,447           2,447
Semtech Corp., 4.50%, CVT. BD., 2/1/07                                           1,832           1,832
Siebel Systems, Inc., 5.50%, CVT. BD.,  9/15/02                                  2,169           2,169
Solectron Corp., 7.25%, CVT. PFD., 11/15/04                                      2,084           2,084
Texas Instruments, Inc.                                                          2,162           2,162
                                                             ------------------------------------------
                                                                                21,498          21,498
                                                             ------------------------------------------

Harris Corp.                                                     12,072                         12,072
Lucent Technologies, Inc.                                        11,510                         11,510
Nortel Networks Corp., ADR                                        6,516                          6,516
                                                             ------------------------------------------
                                                                 30,098                         30,098
                                                             ------------------------------------------

BellSouth Corp.                                                   9,000          1,840          10,840
Mediaone Group/Vodafone, 7.00%, CVT. PFD., 11/15/02                              2,313           2,313
SBC Communications, Inc.                                          3,932          1,908           5,840
                                                             ------------------------------------------
                                                                 12,932          6,061          18,993
                                                             ------------------------------------------

AT&T Wireless Services Inc. (b)                                   1,813                          1,813

Ryder System, Inc.                                                7,494                          7,494

Carnival Corp.                                                       87                             87
Cendant Corp. (b)                                                 9,614                          9,614
                                                             ------------------------------------------
                                                                  9,701                          9,701
                                                             ------------------------------------------

January 31, 2002
(Unaudited)                                             AMSOUTH VALUE AND EQUITY INCOME FUND
(Amounts in thousands, except shares)                                SCHEDULE OF INVESTMENTS

                                                    SHARES OR PRINCIPAL AMOUNT
                                            ------------------------------------------
                                            VALUE FUND   EQUITY INCOME FUND   COMBINED

UTILITIES-ELECTRIC & GAS (6.9%)
                                               475,000                         475,000
                                               156,264                         156,264
                                                 6,400                           6,400
                                             1,725,000                       1,725,000
                                               680,000                         680,000

UTILITIES-TELECOMMUNICATIONS (2.6%)
                                               265,000                         265,000
                                               330,000                         330,000

UTILITIES (0.2%)
                                                               32,300           32,300

TOTAL COMMON STOCKS & SECURITIES CONVERTIBLE TO COMMON STOCKS

INVESTMENT COMPANIES  (3.3%)

                                            18,105,837                      18,105,837
                                             5,991,894                       5,991,894
                                                               11,700           11,700

January 31, 2002
(Unaudited)                                             AMSOUTH VALUE AND EQUITY INCOME FUND
(Amounts in thousands, except shares)                                SCHEDULE OF INVESTMENTS

                                                                               VALUE
                                                             ------------------------------------------
                                                             VALUE FUND   EQUITY INCOME FUND   COMBINED
Constellation Energy Group                                       13,395                         13,395
Duke Energy Corp.                                                 5,449                          5,449
Exelon Corp.                                                        315                            315
Mirant Corp. (b)                                                 17,268                         17,268
Reliant Energy, Inc.                                             17,054                         17,054
                                                             ------------------------------------------
                                                                 53,481                         53,481
                                                             ------------------------------------------

AT&T Corp.                                                        4,691                          4,691
Verizon Communications                                           15,295                         15,295
                                                             ------------------------------------------
                                                                 19,986                         19,986
                                                             ------------------------------------------
Sierra Pacific Resources, 9.00%, CVT.PFD., 11/15/05                               1,786          1,786
                                                             ------------------------------------------
                                                                643,166         116,248        759,414

AmSouth Prime Money Market Fund                                  18,106                         18,106
AmSouth U.S. Treasury Money Market                                5,992                          5,992
S & P 500 Depositary Receipt                                                      1,324          1,324
                                                             ------------------------------------------
TOTAL INVESTMENT COMPANIES                                       24,098           1,324         25,422
                                                             ------------------------------------------

      TOTAL INVESTMENTS - 101.3%                                667,264         117,572        784,836
      Cost (a)                                                  529,041         111,168        640,209

      Liabilities in excess of other assets   -   (1.3)%        (12,747)          2,558        (10,189)
                                                             ------------------------------------------
      NET ASSETS                                                654,517         120,130        774,647
                                                             ==========================================


There were no adjustments necessary to the pro forma Schedules of Portfolio Investments in order to comply with applicable regulatory requirements.

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:
                  Unrealized appreciation           $186,879
                  Unrealized depreciation            (42,252)
                                                   ===========
                  Net unrealized appreciation       $144,627

(b) Represents a non-income producing security.

(c) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.


ADR - American Depositary Receipt
CVT. BD. - Convertible Bond
CVT. PFD. - Convertible Preferred Stock
PIES - Premium Income Equity Securities
PLC - Public Limited Company
Breakdown of Sectors*
Common Stocks                           92.2%
Convertible Preferred                    2.5%
Convertible Bonds                        3.3%
Investment Companies                     3.3%
                                     --------
Total                                  101.3%
                                     ========

* Percentages indicated are based on net assets.

                                                        Am South Government Income Fund and Limited Term U.S. Government Income Fund
                                                                                                             Schedule of Investments
January 31, 2002
(Unaudited)
(Amounts in thousands, except shares)           Shares or Principal Amount
------------------------------------------------------------------------------------------------------------------------------------

                          Government Income            Ltd. Term U.S. Govt        Combined
U.S. Government Agencies (70.4%)
  Fannie Mae (9.4%)
                                       2,000                                       2,000   5.75%, 4/15/03
                                       5,000                                       5,000   5.65%, 3/21/06, Callable 3/21/03 @ 100
                                       2,000                                       2,000   6.94%, 9/5/07, Callable 9/5/02 @ 100
                                       5,000                                       5,000   6.27%, 2/5/08, Callable 2/5/03 @ 100, MTN
                                       7,000                                       7,000   6.00%, 5/15/08
                                       4,637                                       4,637   7.50%, 4/1/15 - 6/1/15
                                       2,506                                       2,506   8.00%, 7/1/15
                                                                       1,000       1,000   5.38%, 3/15/02
                                                                         500         500   5.98%, 11/12/02
                                                                         500         500   5.63%, 5/14/04
                                                                         250         250   5.75%, 6/15/05
                                                                         500         500   6.44%, 8/14/07
                                                                         500         500   6.65%, 11/14/07
  Federal Farm Credit Bank (8.3%)
                                      10,000                                      10,000   6.20%, 7/1/02
                                       8,000                                       8,000   5.07%, 12/15/03
                                       7,000                                       7,000   5.70%, 9/3/08
                                                                         750         750   5.76%, 7/7/03
                                                                       1,000       1,000   5.07%, 12/15/03
                                                                       1,000       1,000   3.88%, 12/15/04
                                                                         500         500   5.75%, 9/1/05, MTN

  Federal Government Loan Mortgage Corporation (0.8%)
                                       2,760                                       2,760   6.50%, 5/1/31

  Federal Home Loan Bank (10.1%)
                                       3,000                                       3,000   5.35%, 12/1/03
                                       2,250                                       2,250   6.34%, 6/29/04
                                      10,000                                      10,000   7.25%, 5/13/05
                                      10,000                                      10,000   5.80%, 9/2/08
                                       5,000                                       5,000   5.89%, 3/30/09
                                                                       1,000       1,000   1.91%, 2/27/02
                                                                         750         750   6.34%, 6/29/04
                                                                         375         375   5.50%, 8/15/08
                                                                       1,000       1,000   5.82%, 3/30/09

  Freddie Mac (10.5%)
                                      10,000                                      10,000   5.00%, 1/15/04
                                       2,954                                       2,954   5.50%, 8/1/08
                                      10,000                                      10,000   5.75%, 3/15/09
                                       5,613                                       5,613   6.00%, 6/1/16 - 8/1/18
                                       3,371                                       3,371   7.00%, 6/1/31
                                                                         500         500   6.16%, 9/25/02
                                                                       1,500       1,500   3.25%, 12/15/03
                                                                       1,000       1,000   5.00%, 1/15/04
                                                                         985         985   5.50%, 8/1/08




                       Government Income               Ltd. Term U.S. Govt      Combined
  Government National Mortgage Assoc. (21.8%)
                                       4,202                                       4,202   5.50%, 2/15/14 - 10/15/28
                                      10,107                                      10,107   6.00%, 5/15/16 - 6/15/31
                                       9,555                                       9,555   6.50%, 7/15/14 - 5/15/31
                                      12,189                                      12,189   7.00%, 12/15/26 - 2/20/29
                                      23,433                                      23,433   7.50%, 9/20/15 - 8/20/30
                                       9,543                                       9,543   8.00%, 7/15/26 - 6/20/30
                                          96                                          96   8.50%, 12/15/19 - 2/15/23
                                         368                                         368   9.00%, 6/15/18 - 9/15/22
                                         307                                         307   9.50%, 5/15/18 - 8/15/21
                                                                       1,967       1,967   5.50%, 3/15/16 - 8/20/16
                                                                         700         700   7.00%, 8/15/11 - 9/15/11
                                                                         902         902   7.50%, 5/15/10 - 10/15/11
                                                                          20          20   9.00%, 2/15/03

                                                        15

  Private Export Funding (4.7%)
                                       2,000                                       2,000   6.31%, 9/30/04, Series C
                                       2,500                                       2,500   5.53%, 4/30/06
                                       2,000                                       2,000   6.49%, 7/15/07, Series B
                                       3,800                                       3,800   5.75%, 1/15/08
                                       3,000                                       3,000   5.87%, 7/31/08, Series D
                                                                       1,000       1,000   6.45%, 9/30/04
                                                                       1,000       1,000   5.53%, 4/30/06
                                                                         500         500   5.75%, 1/15/08

  Sallie Mae (0.7%)
                                                                       2,300       2,300   5.25%, 3/15/06
  Tennessee Valley Authority (4.1%)
                                       1,500                                       1,500   5.38%, 11/13/08
                                       5,000                                       5,000   5.63%, 1/18/11, Series A
                                       5,000                                       5,000   6.75%, 11/1/25
                                                                       1,000       1,000   6.00%, 9/24/02
                                                                       1,350       1,350   5.38%, 11/13/08
U.S. Treasury Bonds (7.6%)
                                          7,900                                               7.50%, 11/15/16
                                          7,000                                               7.25%, 8/15/22
                                          7,000                                               7.63%, 11/15/22
U.S. Treasury Notes (14.7%)
                                         10,000                                               7.50%, 5/15/02
                                         19,000                                               5.75%, 8/15/03 - 8/15/10
                                                                          1,500       1,500   6.63%, 4/30/02
                                                                          3,000       3,000   7.50%, 5/15/02 - 2/15/05
                                                                            750         750   6.25%, 6/30/02
                                                                          1,000       1,000   5.75%, 10/31/02
                                                                          3,000       3,000   5.63%, 12/31/02 - 2/15/06
                                                                          1,000       1,000   4.25%, 3/31/03
                                                                          1,000       1,000   4.00%, 4/30/03
                                                                          2,000       2,000   2.75%, 9/30/03
                                                                          4,000       4,000   6.50%, 8/15/05 - 10/15/05
                                                                          2,000       2,000   3.50%, 11/15/06
                                                                          1,000       1,000   4.75%, 11/15/08


Investment Companies (6.2%)
                                     13,655,502                       2,495,761  16,151,263
                                      3,518,649                       1,698,791   5,217,440



There were no adjustments necessary to the pro forma Schedules of Portfolio Investments in order to comply with applicable regulatory requirements.

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                                   Unrealized appreciation                           $ 14,250
                                   Unrealized depreciation                               (305)
                                                                                     =========
                                   Net unrealized appreciation                       $ 13,945

MTN - Medium Term Note

-----------------------------------------------------------------------------------------------------------------------

                                                                               Value
                                       --------------------------------------------------------------------------------

                                        Government Income               Ltd. Term U.S. Govt          Combined

                                        2,077                                                               2,077
                                        5,163                                                               5,163
                                        2,050                                                               2,050
                                        5,150                                                               5,150
                                        7,301                                                               7,301
                                        4,859                                                               4,859
                                        2,637                                                               2,637
                                                                         1,004            1,004
                                                                           515              515
                                                                           522              522
                                                                           262              262
                                                                           533              533
                                                                           515              515
                                       --------------------------------------------------------------------------------
                                                         29,237                            3,351           32,588
                                       --------------------------------------------------------------------------------
                                                         10,177                                            10,177
                                                          8,250                                             8,250
                                                          7,144                                             7,144
                                                                           781              781               781
                                                                         1,031            1,031             1,031
                                                                           998              998               998
                                                                           522              522               522
                                       --------------------------------------------------------------------------------
                                                         25,571                           3,332            28,903
                                       --------------------------------------------------------------------------------
                                                          2,783                                             2,783


                                                          3,106                                             3,106
                                                          2,384                                             2,384
                                                         10,928                                            10,928
                                                         10,238                                            10,238
                                                          5,119                                             5,119
                                                                                             999              999
                                                                                             795              795
                                                                                             378              378
                                                                                           1,019            1,019
                                       --------------------------------------------------------------------------------
                                                         31,775                            3,191           34,966
                                       --------------------------------------------------------------------------------
                                                         10,296                                            10,296
                                                          2,961                                             2,961
                                                         10,225                                            10,225
                                                          5,624                                             5,624
                                                          3,450                                             3,450
                                                                                             513              513
                                                                                           1,498            1,498
                                                                                           1,030            1,030
                                                                                             987              987
                                       --------------------------------------------------------------------------------
                                                         32,556                            4,028           36,584
                                       --------------------------------------------------------------------------------

                                                        18

                                                                               Value
                                       --------------------------------------------------------------------------------
                                           Government Income               Ltd. Term U.S. Govt          Combined

                                                          4,112                                             4,112
                                                         10,142                                            10,142
                                                          9,736                                             9,736
                                                         12,540                                            12,540
                                                         24,575                                            24,575
                                                         10,071                                            10,071
                                                            106                                               106
                                                            405                                               405
                                                            343                                               343
                                                                                           1,956            1,956
                                                                                             734              734
                                                                                             955              955
                                                                                              21               21
                                       --------------------------------------------------------------------------------
                                                         72,030                            3,666           75,696
                                       --------------------------------------------------------------------------------

                                                          2,125                                             2,125
                                                          2,575                                             2,575
                                                          2,140                                             2,140
                                                          3,914                                             3,914
                                                          3,086                                             3,086
                                                                                          1,065             1,065
                                                                                          1,030             1,030
                                                                                            515               515
                                       --------------------------------------------------------------------------------
                                                         13,840                            2,610           16,450
                                       --------------------------------------------------------------------------------
                                                                                           2,346            2,346

                                                          1,494                                             1,494
                                                          4,938                                             4,938
                                                          5,282                                             5,282
                                                                                           1,016            1,016
                                                                                           1,345            1,345
                                       --------------------------------------------------------------------------------
                                                         11,714                            2,361           14,075
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES                          219,506                           24,885          244,391
                                       --------------------------------------------------------------------------------
                                                          9,417
                                                          8,317
                                                          8,646
                                       --------------------------------------------------------------------------------
TOTAL U.S. TREASURY BONDS                                26,380                                            26,380
                                       --------------------------------------------------------------------------------

                                                         10,166
                                                         19,915
                                                                                           1,518            1,518
                                                                                           3,229            3,229
                                                                                             764              764
                                                                                           1,027            1,027
                                                                                           3,138            3,138
                                                                                           1,021            1,021
                                                                                           1,019            1,019
                                                                                           1,997            1,997
                                                                                           4,339            4,339
                                                                                           1,926            1,926
                                                                                             997              997
                                       --------------------------------------------------------------------------------
TOTAL U.S. TREASURY NOTES                                30,081                           20,975           51,056
                                       --------------------------------------------------------------------------------

                                                        19

                                                                               Value
                                       --------------------------------------------------------------------------------
                                           Government Income               Ltd. Term U.S. Govt          Combined

AIM Treasury Money Market Fund                           13,655                            2,496           16,151
AmSouth Treasury Reserve Money Market Fund                3,519                            1,699            5,218
                                       --------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES                               17,174                            4,195           21,369
                                       --------------------------------------------------------------------------------

TOTAL INVESTMENTS - 98.9%                               293,141                           50,055          343,196
Cost(a)                                                 279,867                           49,384          329,251

Other Assets in Excess of Liabilities - 1.1.%             3,280                              640            3,920
                                       --------------------------------------------------------------------------------
NET ASSETS                                              296,421                           50,695          347,116
                                       ================================================================================

January 31, 2002              AMSOUTH TENNESSEE TAX-EXEMPT FUND AND LIMITED TERM TENNESSEE TAX-EXEMPT FUND
(Unaudited)                                                                        SCHEDULE OF INVESTMENTS
(Amounts in thousands, except shares)

                SHARES OR PRINCIPAL AMOUNT                                                                VALUE
          ---------------------------------------                                        ------------------------------------------
          TENNESSEE   LTD. TERM TN                                                       TENNESSEE      LTD. TERM TN
          TAX-EXEMPT  TAX-EXEMPT    COMBINED                                             TAX-EXEMPT     TAX-EXEMPT       COMBINED
MUNICIPAL BONDS  (96.6%)
   TENNESSEE (96.6%)

                                        Anderson County, Refunding, GO,
       1,055                    1,055        5.00%, 4/1/09, FSA                          1,114                        1,114
                                           Bradley County, Refunding, Hospital,
       1,000                    1,000        GO, 4.25%, 3/1/10, FGIC                       998                          998
                                           Bristol Health & Educational Facilities,
                                             Revenue, Bristol Memorial Hospital,
        3000                    3,000        6.75%, 9/1/07, FGIC                         3,431                        3,431
                                           Chattanooga Health Education &
                                             Housing Facilities Board, Revenue,
                                             Catholic Health Initiatives, Refunding,
                     500          500        5.50%, 12/1/05                                              535            535
                                           Chattanooga, GO, 5.38%, 9/1/09,
                     595          595        Callable 9/1/06 @ 101, FGIC                                 640            640
                                           Chattanooga-Hamilton County
                                             Hospital Authority, Hospital Revenue,
       1,000                    1,000        5.63%, 10/1/09, FSA                         1,093         1,093
                                           Clarksville, Water, Sewer & Gas,
                                             Refunding, 6.13%, 2/1/12, Callable
                     500          500        2/1/02 @ 102, OID, MBIA                                     510            510
                                           Clarksville, Water Sewer & Gas
        1570                    1,570        Revenue, Refunding, 5.15%, 2/1/14 FSA       1,653                        1,653
                                           Dickson County, Public Improvements
                                             & Schools, GO, 5.25%, 4/1/16, Callable
       1,000                    1,000        4/1/10 @ 100, OID, FSA                      1,033                        1,033
                                           Franklin, Refunding, GO, 4.25%,
                     470          470        11/01/2010                                                  475            475
                                           Hamilton County, GO, 5.00%, 11/1/11,
       1,000                    1,000        Callable 11/1/08 @ 101                      1,048                        1,048
                                           Jackson, Hospital Revenue, Refunding
       1,000                    1,000        and Improvement, 6.00%, 4/1/05, AMBAC       1,088                        1,088
                                           Johnson City Health & Educational
                                             Facilities Board, Hospital Revenue,
                                             Refunded-1st, MTG-MTN, States
       1,000                    1,000        Health-A, 6.50%, 7/1/14, MBIA               1,164                        1,164
                                           Johnson City, Refunding, GO, 4.70%,
       1,000                    1,000        6/1/12, OID, FGIC                           1,027                        1,027
                                           Knox County Health Education &
                                             Housing Facilities Board, Hospital
                                             Facilities Revenue, Mercy Health
                                             System, Series B, 5.30%, 9/1/04,
                    1000        1,000        Callable 9/1/03 @ 102, AMBAC, OID                          1061          1,061
                                           Knox County Health Education &
                                             Housing Facilities Board, Hospital
                                             Revenue, Refunding, 7.25%, 1/1/08,
                     750          750        MBIA                                                        877            877
                                           Knox County, Public Improvements,
                     425          425        GO, 5.00%, 5/1/02                                           453            453
                                           Knox County Health Education &
                                             Housing Facilities Board, Hospital
                                             Facilities Revenue, Fort Sanders
        2000                    2,000        Alliance, 7.25%, 1/1/09, MBIA               2,361                        2,361
                                           Knox County, GO, 5.00%, 2/1/12,
       2,000                    2,000        Callable 2/1/04 @ 101, OID                  2,120                        2,120

                                       21

January 31, 2002              AMSOUTH TENNESSEE TAX-EXEMPT FUND AND LIMITED TERM TENNESSEE TAX-EXEMPT FUND
(Unaudited)                                                                        SCHEDULE OF INVESTMENTS
(Amounts in thousands, except shares)


      SHARES OR PRINCIPAL AMOUNT                                                                VALUE
---------------------------------------                                        ------------------------------------------
TENNESSEE   LTD. TERM TN                                                       TENNESSEE      LTD. TERM TN
TAX-EXEMPT  TAX-EXEMPT    COMBINED                                             TAX-EXEMPT     TAX-EXEMPT   COMBINED

                                     Knox County, Refunding, GO, 6.50%,
 1,500                    1,500        4/1/04, Callable 4/1/03 @ 102               1,598                    1,598
 2,000                    2,000      Knox County, Refunding, GO, 5.50% 4/1/11      2,178                    2,178
                                     Knoxville, Water Revenue, 5.00%,
 1,000                    1,000        3/1/13, Callable 3/1/10 @ 100, MBIA         1,030                    1,030
 1,000                    1,000      Marion County, GO, 5.00%, 4/1/11 AMBAC        1,051                    1,051
                                     Memphis, Electrical Systems
                                       Revenue, Refunding, 6.00%, 1/1/05,
               500          500        OID                                                        541         541
                                     Memphis, Refunding, GO, 6.00%,
               500          500        11/01/2003                                                 534         534
 1,000                    1,000      Memphis Water Revenue, 5.90%, 1/1/04 OID      1,064                    1,064
                                     Memphis, General Improvements,
  1000                    1,000        Refunding, GO, 5.00%, 11/1/15               1,037                    1,037
 1,000                    1,000      Memphis, GO, 6.25%, 7/1/04                    1,089                    1,089
 1,000                    1,000      Memphis, GO, 6.00%, 11/1/06                   1,117                    1,117
                                     Metropolitan Government, Nashville
                                       & Davidson County, Health &
                                       Education Facilities Board, Revenue,
                                       The Vanderbilt University, Series A,
               500          500        6.00%, 7/1/07                                              557         557
                                     Metropolitan Government, Nashville
                                       & Davidson County, Refunding, GO,
               750          750        5.00%, 12/1/06                                             806         806
                                     Metropolitan Government, Nashville
                                       & Davidson County, Electric Revenue,
 1,000                    1,000        Refunding, Series B, 5.50%, 5/15/12         1,092                    1,092
                                     Metropolitan Government, Nashville
                                       & Davidson County, Electric Revenue,
 1,000                    1,000        Refunding, Series B, 5.50%, 5/15/14         1,090                    1,090
                                     Metropolitan Government, Nashville
                                       & Davidson County, Refunding &
                                       Improvement, Series A & B, GO,
  1000                    1,000        5.25%, 10/15/09                             1,080                    1,080
                                     Metropolitan Government, Nashville
                                       & Davidson County, Refunding, GO,
  1500                    1,500        6.00%, 12/1/09                              1,694                    1,694
                                     Metropolitan Nashville Airport
                                       Authority, Airport Revenue, Refunding,
               500          500        Series A, 6.63%, 7/1/07, FGIC                              568         568
                                     Oak Ridge, GO, 5.00%, 4/1/13,
 1,000                    1,000        Callable 4/1/11 @ 100, AMBAC                1,034                    1,034
                                     Putnam County, Schools, GO, 5.50%,
  1000                    1,000        4/1/19, Prerefunded 4/1/10 @100, OID, FGIC  1,099                    1,099
                                     Rutherford County, Capital Outlay
               500          500        Notes, GO, 6.00%, 4/1/04                                   537         537
                                     Rutherford County, Capital Outlay
  1050                    1,050        Notes, Series A, GO, 6.50%, 5/1/06          1181                     1,181
                                     Rutherford County, Capital Outlay,
 1,500                    1,500        Series A, GO, 6.25%, 5/1/04                 1,624                    1,624
                                     Rutherford County, Public
                                       Improvements, GO, 5.40%, 4/1/13,
  1000                    1,000        OID, Prerefunded 4/1/06 @ 100               1,083                    1,083
                                     Shelby County Health Educational &
                                       Housing Facility Board, Hospital
                                       Revenue, Methodist Healthcare, 5.50%,
               600          600        4/1/05, MBIA                                               642         642

                                       22

January 31, 2002              AMSOUTH TENNESSEE TAX-EXEMPT FUND AND LIMITED TERM TENNESSEE TAX-EXEMPT FUND
(Unaudited)                                                                        SCHEDULE OF INVESTMENTS
(Amounts in thousands, except shares)


     SHARES OR PRINCIPAL AMOUNT                                                                VALUE
--------------------------------------                                        ------------------------------------------
ENNESSEE   LTD. TERM TN                                                       TENNESSEE      LTD. TERM TN
AX-EXEMPT  TAX-EXEMPT    COMBINED                                             TAX-EXEMPT     TAX-EXEMPT   COMBINED

                                    Shelby County Health Education &
                                      Housing Facilities Board, Hospital
                                      Revenue, Methodist Healthcare, 5.10%,
2,000                    2,000        4/1/12, Callable 4/1/08 @ 101, MBIA         2,073                    2,073
                                    Shelby County Health Education, &
                                      Housing Facilities Board, Hospital
                                      Revenue, Methodist Health Systems,
 3500                    3,500        Inc., 6.25%, 8/1/07, MBIA                   3,900                    3,900
                                    Shelby County Schools, Series A, GO,
 1000                    1,000        5.88%, 6/1/19, Prerefunded 6/1/06 @ 100     1105                     1,105
                                    Shelby County, Public Improvements,
                                      Series A, GO, 5.88%, 6/1/20,
1,000         500        1,500        Prerefunded 6/1/06 @ 100, OID               1,105          553       1,658
                                    Shelby County, Refunding, Series B,
1,000                    1,000        GO, 5.25%, 12/1/10, Callable 12/1/06
                                      @ 101,OID                                   1,054                    1,054
1,000                    1,000      Shelby County, Series A, GO, 6.75% 4/1/05     1,111                    1,111
                                    Tennesse State School Board
                                      Authority, Refunding, Higher
              500          500        Educational Facilities, 5.00%, 5/1/05                      530         530
                                    Tennessee State, GO, 5.00%, 5/1/09,
              500          500        Callable 5/1/07 @ 101.5, OID                               529         529
                                    Tennessee State, Refunding, Series A,
              500          500        GO, 5.00%, 5/1/05                                          531         531
 1500                    1,500      Tennessee State, Series B, GO, 6.00% 5/1/05   1,640                    1,640
 2000                    2,000      Tennessee State, Series A, GO, 7.00% 3/1/05   2233                     2,233
                                    Williamson County, GO, 6.00%,
              500          500        03/01/2008                                                 557         557
 1000                    1,000      Williamson County, GO, 5.00%, 3/1/11          1056                     1,056
                                    Williamson County, Public Improvements,
 1000                    1,000        GO, 5.00%, 3/1/07                           1064                     1,064
                                                                              -----------------------------------
                                     TOTAL MUNICIPAL BONDS                      55,612        11,436      67,048
                                                                              -----------------------------------

INVESTMENT COMPANIES (2.6%)

669,519     544,357    1,213,876     AIM Tax-Free Money Market Fund                670           544       1,214
  1,437     588,321      589,758     AmSouth Tax-Exempt Money Market Fund            1           589         590
                                                                              -----------------------------------
                                     TOTAL INVESTMENT COMPANIES                    671         1,133       1,804
                                                                              -----------------------------------
                                     TOTAL INVESTMENTS - 99.2%                  56,283        12,569      68,852
                                     Cost (a)                                   55,321        12,407      67,728

                                     Other Assets in Excess of Liabilities -0.8%   862          (327)        535
                                                                              -----------------------------------
                                     NET ASSETS                                 57,145        12,242      69,387
                                                                              ===================================

                                       23

There were no adjustments necessary to the pro forma Schedules of Portfolio Investments in order to comply with applicable regulatory requirements.

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

                  Unrealized appreciation       $  1,316
                  Unrealized depreciation           (192)
                                                =========
                  Net unrealized appreciation   $  1,124

AMBAC - Insured by AMBAC Indemnity Corp.
FGIC - Insured by Financial Guaranty Insurance Corp.
FSA - Insured by Financial Security Assurance Inc.
GO - General Obligation
MBIA - Insured by Municipal Bond Insurance Assoc.
MTN - Medium Term Note
OID - Original Issue Discount


                              AMSOUTH MUTUAL FUNDS


                     Notes to Pro Forma Financial Statements
                                   (Unaudited)
                                     -------


1.       BASIS OF COMBINATION:

         The unaudited Pro Forma Combining Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments reflect the accounts of six investment portfolios offered by the AmSouth Mutual Funds (the "AmSouth Funds"): the AmSouth Equity Income Fund, the AmSouth Value Fund, the AmSouth Limited Term U.S. Government Fund, the AmSouth Government Income Fund, the AmSouth Limited Term Tennessee Tax-Exempt Fund, and the AmSouth Tennessee Tax-Exempt Fund,. (collectively, the "Funds" and individually a "Fund") as if the proposed reorganization occurred as of and for the six months ended January 31, 2002. These statements have been derived from books and records utilized in calculating daily net asset value at January 31, 2002.

         The Reorganization Agreement provides that on the Closing Date of the Reorganization, all of the assets and liabilities will be transferred as follows such that at and after the Reorganization, the assets and liabilities of the applicable Acquired Funds will become the assets and liabilities of the corresponding Acquiring Fund (see table below):

AmSouth Equity  Income Fund                    AmSouth Value Fund
AmSouth Limited Term U.S. Government Fund      AmSouth Government Income Fund
AmSouth Limited Term Tennessee Tax-Exempt Fund AmSouth Tennessee Tax-Exempt Fund

         In exchange for the transfer of assets and liabilities, the Company will issue to the Value Fund, the Limited Term Bond Fund, and the Tennessee Tax-Exempt Fund (each, an "Acquiring Fund") full and fractional shares of the corresponding Equity Income Fund, the Limited Term U.S. Government Fund, the Limited Term Tennessee Tax-Exempt Fund (each, an "Acquired Fund"), and the Acquired Funds will make a liquidating distribution of such shares to its shareholders. The number of shares of the Acquiring Funds so issued will be equal in value to the full and fractional shares of the Acquired Funds that are outstanding immediately prior to the Reorganization. At and after the Reorganization, all debts, liabilities and obligations of Acquired Funds will attach to the Acquiring Funds and may thereafter be enforced against the Acquiring Funds to the same extent as if the Acquiring Funds had incurred them. The pro forma statements give effect to the proposed transfer described above.

         Under the purchase method of accounting for business combinations under accounting principles generally accepted in the United States of America ("GAAP"), the basis on the part of the Acquiring Funds, of the assets of the Acquired Funds will be the fair market value of such assets on the Closing Date of the Reorganization. The Acquiring Funds will recognize no gain or loss for federal tax purposes on its issuance of shares in the Reorganization, and the basis to the Acquiring Funds of the assets of the Acquired Funds received pursuant to the Reorganization will equal the fair market value of the

                                  (Continued)

                              AMSOUTH MUTUAL FUNDS


                     Notes to Pro Forma Financial Statements
                                   (Unaudited)
                                     -------


consideration furnished, and costs incurred, by the Acquired Funds in the Reorganization -- i.e., the sum of the liabilities assumed, the fair market value of the Acquired Funds shares issued, and such costs. For accounting purposes, the Acquiring Funds are the surviving portfolios of this Reorganization. The pro forma statements reflect the combined results of operations of the Acquired Funds and the Acquiring Funds. However, should such Reorganization be effected, the statements of operations of the Acquiring Funds will not be restated for pre-combination period results of the corresponding Acquired Funds.

         The Pro Forma Combining Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

         The Acquiring Funds and the Acquired Funds are each separate portfolios of the AmSouth Mutual Funds, and are registered as open-end management companies under the Investment Company Act of 1940. The investment objectives of each fund are listed below.

-----------------------------------------------------------------------------------------------------------------------------------
                        EQUITY INCOME FUND                                VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
Investment Objective    Seeks above average income and capital            Seeks capital growth by investing primarily in a
                        appreciation by investing primarily in a          diversified portfolio of common stock and securities
                        diversified portfolio of common stocks,           convertible into common stock. The production of
                        preferred stocks, and securities that are         current income is a secondary objective.
                        convertible into common stocks, such as
                        convertible bonds and convertible preferred
                        stock.
-----------------------------------------------------------------------------------------------------------------------------------
                        LIMITED TERM U.S. GOVERNMENT FUND                 GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
Investment Objective    Seeks to provide investors with high current      Seeks current income consistent with the preservation
                        income without assuming undue risk.               of capital.
-----------------------------------------------------------------------------------------------------------------------------------
                        LIMITED TERM TENNESSEE TAX-EXEMPT FUND            TENNESSEE TAX-EXEMPT FUND
-----------------------------------------------------------------------------------------------------------------------------------
Investment Objective    Seeks to provide investors with current income    Same
                        exempt from federal and Tennessee income
                        taxes without assuming undue risk.
-----------------------------------------------------------------------------------------------------------------------------------


         EXPENSES

         AIMCO, a separate, wholly owned subsidiary of AmSouth Bank, serves as the AmSouth Funds' investment advisor. Rockhaven Asset Management, LL, serves as sub-investment advisor to the AmSouth Equity Income Fund. AmSouth Bank serves as the custodian. ASO Services Company ("ASO") serves as the administrator and mutual fund accountant for the AmSouth Funds. AmSouth and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (BISYS) serve as

                                  (Continued)

                              AMSOUTH MUTUAL FUNDS


                     Notes to Pro Forma Financial Statements
                                   (Unaudited)
                                     -------


sub-administrators to the AmSouth Funds. BISYS Fund Services Ohio ("BISYS Ohio") serves as the transfer and dividend disbursing agent for the AmSouth Funds. ASO, BISYS and BISYS Ohio are subsidiaries of The BISYS Group, Inc.


AMSOUTH FUNDS:

         The AmSouth Funds offer three classes of Fund shares: Class A Shares, Trust Shares, and Class B Shares (except for the Limited Term Tennessee Tax-Exempt Fund which does not offer Trust Shares). Each class of shares has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class A Shares are subject to an initial sales charge upon purchase. Class B Shares are subject to a contingent deferred sales change (CDSC) upon redemption.

         Under the terms of the investment advisory agreement, AIMCO is entitled to receive fees computed at the annual rate based on each Fund's average daily net assets (see table below). Rockhaven Asset Management, LLC, serves as sub-investment advisor to the AmSouth Equity Income Fund and receives an annual fee from AmSouth Bank of 0.48% of the average daily net assets of the Fund. Such fees are accrued daily and paid monthly. For the six months ended January 31, 2002, total investment advisory fees incurred by the AmSouth Funds were as follows (amounts in thousands):



                                      Percentage Fee   Total Fees   Fees Waived

Equity Income                              0.80%          $   526        $    1
Value                                      0.80%            2,649             -
Limited Term U.S. Government               0.65%              154            35
Government Income                          0.65%              996           230
Limited Term Tennessee Tax-Exempt          0.65%               43            10
Tennessee Tax-Exempt                       0.65%              195            45

         Under the terms of the administration agreement, ASO's fees are computed at the annual rate of 0.20% of each Fund's daily average net assets. For the year ended January 31, 2002, the administration fees incurred by the AmSouth Funds were as follows (amounts in thousands):


                                  (Continued)

                              AMSOUTH MUTUAL FUNDS


                     Notes to Pro Forma Financial Statements
                                   (Unaudited)
                                     -------


                                             Total Fees        Fees Waived

Equity Income                               $   132                $    33
Value                                           662                      -
Limited Term U.S. Government                     47                     12
Government Income                               307                     77
Limited Term Tennessee Tax-Exempt                13                      7
Tennessee Tax-Exempt                             60                     15


         PRO FORMA ADJUSTMENTS AND PRO FORMA COMBINED COLUMNS

         The pro forma adjustments and pro forma combined columns of the Statements of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Acquired Funds were included in the Acquiring Funds for the twelve months ended January 31, 2002. Investment advisory, administration, 12b-1, shareholder service, accounting and custodian fees in the pro forma combined column are calculated at the rates in effect for the Acquiring Funds based upon the combined net assets of the corresponding Acquired Funds and the Acquiring Funds. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

         The pro forma Schedules of Portfolio Investments give effect to the proposed transfer of such assets as if the Reorganization had occurred at January 31, 2002. There were no adjustments necessary to the pro forma Schedules of Portfolio Investments in order to comply with applicable regulatory requirements.


2.  PORTFOLIO VALUATION, SECURITIES TRANSACTIONS AND RELATED INCOME:

         Bonds and other fixed income securities (other than short term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trust's Board of Trustees. In making such valuations the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices of over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight- line) basis to the maturity of the security.


                                  (Continued)

                              AMSOUTH MUTUAL FUNDS


                     Notes to Pro Forma Financial Statements
                                   (Unaudited)
                                     -------


         The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Trust's Board of Trustees.

         Investments in restricted securities are valued by the Board of Trustees, or by procedures approved by the Board of Trustees, by considering pertinent factors, including the results of operations and the sales price of recent private placements in its common stock. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

         Security transactions are recorded on trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments, is accrued daily. Dividend income is recorded on the ex-dividend date.

AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
  AND
ADDRESS]

                           AMSOUTH EQUITY INCOME FUND


                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                October 15, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

         The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the AmSouth Equity Income Fund on October 15, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

TO VOTE BY TOLL-FREE TELEPHONE CALL

         1.    Read the Proxy Statement and have the proxy card below at hand.
         2.    Call 1-800-890-6903.
         3. Enter the 12-digit Control Number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

         1.    Read the Proxy Statement and have the Proxy Card below at hand.
         2.    Go to the Website www.proxyvote.com.
         3. Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.

TO VOTE BY MAIL

         1.    Read the Proxy Statement.
         2.    Check the appropriate boxes on the proxy card below.
         3.    Sign and date the proxy card.
         4.    Return the proxy card promptly in the envelope provided.

*DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMSOUTH EQUITY INCOME FUND
                           XX       XXXXXXXXXX                      XXXXXXXXXXXX

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND WILL AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL (1).

VOTE ON PROPOSALS

         1. FOR AMSOUTH EQUITY INCOME FUND SHAREHOLDERS ONLY. Approval of a Plan of Reorganization and Termination adopted by AmSouth Funds, which provides for the transfer of the assets of the AmSouth Equity Income Fund ("Equity Income Fund") to the AmSouth Value Fund ("Value Fund") in exchange solely for Class A, Class B, and Trust shares of the Value Fund and the Value Fund's assumption of the Equity Income Fund's liabilities, followed by the Equity Income Fund's dissolution and liquidation and the distribution of those Value Fund shares to Equity Income Fund shareholders.

                          FOR               AGAINST             ABSTAIN
                          [ ]                 [ ]                 [ ]

               To transact any other business that may properly come before the meeting or any adjournment thereof.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.




--------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                          Date




--------------------------------------------------------------------
Signature (Joint Owner)                                         Date

AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
  AND
ADDRESS]

                    AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND


                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                October 15, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

         The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the AmSouth Limited Term U.S. Government Fund on October 15, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                  PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

TO VOTE BY TOLL-FREE TELEPHONE CALL

         1.    Read the Proxy Statement and have the proxy card below at hand.
         2.    Call 1-800-890-6903.
         3. Enter the 12-digit Control Number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

         1.    Read the Proxy Statement and have the Proxy Card below at hand.
         2.    Go to the Website www.proxyvote.com.
         3. Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.

TO VOTE BY MAIL

         1.    Read the Proxy Statement.
         2.    Check the appropriate boxes on the proxy card below.
         3.    Sign and date the proxy card.
         4.    Return the proxy card promptly in the envelope provided.

*DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

--------------------------------------------------------------------------------
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND
                                  XX     XXXXXXXXXX                 XXXXXXXXXXXX

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND WILL AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL (1).

VOTE ON PROPOSALS

         1. FOR AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND SHAREHOLDERS ONLY. Approval of a Plan of Reorganization and Termination adopted by AmSouth Funds, which provides for the transfer of the assets of the AmSouth Limited Term U.S. Government Fund ("Limited Term U.S. Government Fund") to the AmSouth Government Income Fund ("Government Income Fund") in exchange solely for Class A, Class B, and Trust shares of the Government Income Fund and the Government Income Fund's assumption of the Limited Term U.S. Government Fund's liabilities, followed by the Limited Term U.S. Government Fund's dissolution and liquidation and the distribution of those Government Income Fund shares to Limited Term U.S. Government Fund shareholders.

                          FOR               AGAINST             ABSTAIN
                          [ ]                 [ ]                 [ ]

               To transact any other business that may properly come before the meeting or any adjournment thereof.



NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.





--------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                          Date




--------------------------------------------------------------------
Signature (Joint Owner)                                         Date

AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
  AND
ADDRESS]

                 AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND

                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                October 15, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

         The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the AmSouth Limited Term Tennessee Tax-Exempt Fund on October 15, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                  PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

TO VOTE BY TOLL-FREE TELEPHONE CALL

         1.    Read the Proxy Statement and have the proxy card below at hand.
         2.    Call 1-800-890-6903.
         3. Enter the 12-digit Control Number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

         1.    Read the Proxy Statement and have the Proxy Card below at hand.
         2.    Go to the Website www.proxyvote.com.
         3. Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.

TO VOTE BY MAIL

         1.    Read the Proxy Statement.
         2.    Check the appropriate boxes on the proxy card below.
         3.    Sign and date the proxy card.
         4.    Return the proxy card promptly in the envelope provided.

*DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND
                                  XX    XXXXXXXXXX                  XXXXXXXXXXXX

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND WILL AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL (1).

VOTE ON PROPOSALS

         1. FOR AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND SHAREHOLDERS ONLY. Approval of a Plan of Reorganization and Termination adopted by AmSouth Funds, which provides for the transfer of the assets of the AmSouth Limited Term Tennessee Tax-Exempt Fund ("Limited Term Tennessee Tax-Exempt Fund") to the AmSouth
               Tennessee Tax-Exempt Fund ("Tennessee Tax-Exempt Fund") in exchange solely for Class A and Class B shares of the Tennessee Tax-Exempt Fund and the Tennessee Tax-Exempt Fund's assumption of the Limited Term Tennessee Tax-Exempt Fund's liabilities, followed by the Limited Term Tennessee Tax-Exempt Fund's dissolution and liquidation and the distribution of those Tennessee Tax-Exempt Fund shares to Limited Term Tennessee Tax-Exempt Fund shareholders.

                       FOR                  AGAINST                  ABSTAIN
                       [ ]                    [ ]                      [ ]

               To transact any other business that may properly come before the meeting or any adjournment thereof.



NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.





--------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                          Date




--------------------------------------------------------------------
Signature (Joint Owner)                                         Date